UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-4997

Exact name of registrant as specified in charter:
Delaware Group Equity Funds V

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant's telephone number, including area code:  (800) 523-1918

Date of fiscal year end: November 30

Date of reporting period: November 30, 2006

Item 1. Reports to Stockholders


Annual Report                                     Delaware
                                                  Dividend Income Fund

                                                  November 30, 2006















                                                  Value equity mutual fund






[DELAWARE INVESTMENTS LOGO]                       [LOGO] POWERED BY RESEARCH(R)

Table of contents


> Portfolio management review .................................................1

> Performance summary. ........................................................6

> Disclosure of Fund expenses .................................................8

> Sector allocation and top 10 holdings .......................................9

> Statement of net assets ....................................................11

> Statement of operations ....................................................20

> Statements of changes in net assets ........................................21

> Financial highlights .......................................................22

> Notes to financial statements ..............................................27

> Report of independent registered public accounting firm ....................31

> Board of trustees/directors and officers addendum ..........................32

> About the organization .....................................................34












    Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

    Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2007 Delaware Distributors, L.P.

Portfolio management review


Delaware Dividend Income Fund

November 30, 2006


The managers of Delaware Dividend Income Fund provided the answers to the questions below as a review of the Fund's activities for the fiscal year that ended November 30, 2006. Please see page 3 to learn more about the portfolio managers.

Q: Can you please discuss the investment environment during the year ended November 30, 2006?

A: On the whole, the U.S. stock market performed well and turned in higher returns than we anticipated at the outset of the year.

Investors largely saw two different sets of conditions during the year. Roughly through June 2006, U.S. stocks faced headwinds. Energy costs continued to rise and put downward pressure on corporate earnings and consumer spending. Interest rates rose as well. Stronger-than-expected inflation reports in the spring made it more likely that the Federal Reserve Board (Fed) would continue to raise short-term rates. The threat of a weakening economy coupled with uncertainty about the inflation picture was a negative influence on equity prices, and market performance was particularly weak in May and June 2006.

By July conditions had improved noticeably. Corporate earnings, though slowing, remained relatively solid, as did consumer spending in the face of a weakening housing market. In addition, oil prices began declining sharply from their historic highs and the Fed finally decided not to raise interest rates in August and beyond, boosting performance in both the stock and bond markets through the end of the year.

Q: How did the Fund perform during the year ended November 30, 2006?

A: Delaware Dividend Income Fund returned +18.34% at net asset value and +11.53% at its maximum offer price (both figures are for Class A shares and reflect all distributions reinvested). For complete annualized performance for Delaware Dividend Income Fund, please see the table on page 6. By comparison, the Fund's benchmark - the Standard and Poor's 500 Index - returned +14.22%, and its peer group, as measured by the Lipper Mixed Asset Target Allocation Moderate Funds Average, gained 11.16% (source: Lipper).

Delaware Dividend Income Fund is invested primarily in four types of assets: large-cap value equities, real estate investment trusts (REITs), high-yield bonds, and convertible securities, the last of which have some features of both equity and fixed income securities. Each security type in the Fund produces a measure of income for investors, and each may perform differently from the others in different types of market environments.

During the year, dividend-oriented equity investors generally fared well, and as the year progressed investors appeared to become increasingly risk averse. Also of note, REITs strongly outperformed the broad U.S. stock market during the year. For instance, the NAREIT Equity REIT Index, which tracks the performance of U.S. REITs, gained 36.93%. This strong performance by REITs as a group was generally advantageous to the Fund when comparing its returns against the S&P 500 Index, as that index includes just several of the largest U.S. REITs.

Q: What factors influenced performance in the Fund?

A: Expecting a slowdown in the economy, and a reduced rate of corporate earnings growth, we believed it was prudent to position the equity portion of the investment portfolio even more defensively than might be typical. As a result, we focused on less economically sensitive sectors, such as healthcare and consumer staples. The Fund was also underweight in more economically sensitive areas, such as consumer discretionary.

We regularly look to invest in undervalued companies with good businesses that we believe are priced well below their intrinsic value. During the most recent period, we focused on companies that we believed to have particularly sound balance sheets, strong dividend yields, and the potential to continue generating relatively stable earnings, even in a weaker economy.

The views expressed are current as of the date of this report and are subject to change.


                                                               (continues)     1

Portfolio management review


Delaware Dividend Income Fund


This approach led us to hold small positions in the energy and industrial sectors, both of which tend to be relatively sensitive to economic changes. As the fiscal year progressed, however, we found an increasing number of opportunities among technology stocks that we believed to be attractively valued, adding a new position in Intel, for example. More technology stocks were passing our strict screening process, as a number of companies established shareholder-friendly policies in the midst of successful turnarounds.

After several years of robust REIT performance, we continued to exercise caution in this portion of the Fund, emphasizing companies with strong or improving fundamentals and attractive valuations. We concentrated on several key areas of the REIT market, beginning with economically sensitive holdings such as industrial REITs. These cyclical companies generally benefit from steady gross domestic product growth during the year.

We also were more heavily weighted than the NAREIT Equity REIT Index in REITs with exposure to office property markets. We felt higher construction costs would limit development in this category. In urban markets, certain office stocks benefited during the year as increased demand drove rental rates higher. Rising real estate prices in recent years forced many would-be homebuyers to rent, creating what we believed were attractive prospects for apartment REITs. We generally tried to capitalize on these and other trends.

REIT valuations have been propelled to all-time highs. Although we remained optimistic at fiscal year end about the general long-term prospects for REITs, we also remained skeptical about whether valuations can be sustained. By fiscal year end, we had begun planning to focus on new opportunities only very selectively, especially in the apartment and office sectors.

The Fund's various fixed income investments continued to provide another source of income for shareholders as well as a measure of diversification for the Fund. While stocks generally outperformed bonds for the year, total return performance from high yield bonds was competitive. High yield bonds are noninvestment grade securities issued by organizations with noninvestment grade credit ratings; as such, they offer investors higher yields but an increased risk of default by the issuer.

Especially during the late-year rally, lower-rated bonds outperformed other types of fixed income investments, as a general search for yield could be detected in the marketplace. As always, our approach to high yield investing remained based on the selection of individual securities, analyzing the credits available to us in the marketplace one bond issue at a time. Although the economic climate and other big-picture factors were influential in the market this year, we believe that company-specific characteristics generally played a larger role in performance. We avoided making significant sector bets, preferring to focus our research efforts on uncovering securities that we thought offered value and yield advantages.

Q: Could you provide an example of a high yield bond that influenced performance?

A: Charter Communications is a major telecommunications company that provides broadband services to its customers. The company's bonds traded lower early in the fiscal year on concerns about its subscriber base that stemmed from Adelphia's bankruptcy proceedings. Later, the company posted stabilized earnings and the bonds bounced back. Charter remained in the Fund at year end and represented one of the larger fixed income positions.

Q: Could you please name specific equity securities that influenced performance?

A: Among large-cap value stocks, several consumer discretionary stocks were noteworthy for generating strong gains during the fiscal period. Toy manufacturer Mattel benefited from the success of key brands and better supply chain management, as well as from lower energy prices, which resulted in reduced production costs for the company. Limited Brands performed well, in part on a turnaround in its apparel businesses, as well as from its personal care segment, Bath and Body Works. In healthcare, the Fund gained from its holding in Merck. The pharmaceutical company's stock recovered off a low, as investors' concerns about legal liability surrounding its Vioxx pain medication abated.

Our holdings in the financial sector were often among our weakest equity performers. For example, one stock that gained modest ground but trailed the performance of the broad equity market was bank company Huntington Bancshares. As with other banks, Huntington encountered difficulty as the company's earnings suffered from less profitable lending activities, caused by a challenging interest rate environment. Insurance company Hartford Financial Services also underperformed relative to the overall stock market, hindered by increased competition and a slowdown in the growth of auto insurance premiums, among other factors.

Fund managers

D. Tysen Nutt Jr.
Senior Vice President, Senior Portfolio Manager,
Team Leader - Large-Cap Value Focus Equity

Mr. Nutt joined Delaware Investments in 2004 as senior vice president and senior portfolio manager for the firm's Large-Cap Value Focus strategy. Before joining the firm, Mr. Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers (MLIM), where he managed mutual funds and separate accounts for institutions and private clients. Mr. Nutt departed MLIM as a managing director. Prior to joining MLIM in 1994, Mr. Nutt was with Van Deventer & Hoch (V&H) where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Mr. Nutt earned his bachelor's degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute.

Timothy L. Rabe, CFA
Senior Vice President, Head of High Yield Investments,
Senior Portfolio Manager

Mr. Rabe joined Delaware Investments in 2000. He is head of the High Yield team, responsible for investing strategy for all high yield fixed income funds and strategies at the firm. Prior to joining Delaware Investments, Mr. Rabe was a high yield portfolio manager for Conseco Capital Management for five years. Prior to that, he worked as a tax analyst for the Northern Trust Company. Mr. Rabe received a bachelor's degree in finance from the University of Illinois.

Babak (Bob) Zenouzi
Senior Vice President, Senior Portfolio Manager

Mr. Zenouzi rejoined Delaware Investments in May 2006. He left the firm in 1999 after seven years as an analyst and portfolio manager. Currently, he leads the firm's REIT group, including the team, its process, and its institutional and retail products, which he created during his prior time with the firm. He also serves as lead portfolio manager for the firm's Dividend Income products, which he helped create in the 1990s. Most recently, Mr. Zenouzi worked at Chartwell Investment Partners from 1999 to 2006, where he was a partner and senior portfolio manager on Chartwell's Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Mr. Zenouzi earned a master's degree in finance from Boston College and a bachelor's degree from Babson College. He is a member of the National Association of Real Estate Investment Trusts.

Damon J. Andres, CFA
Vice President, Senior Portfolio Manager

Mr. Andres, who joined Delaware Investments in 1994, currently serves as a portfolio manager for REIT investments and convertibles. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Mr. Andres earned a bachelor's degree in business administration with an emphasis in finance and accounting from the University of Richmond.

Jordan L. Irving
Vice President, Senior Portfolio Manager

Mr. Irving joined Delaware Investments in 2004 as a vice president, senior portfolio manager for the firm's Large-Cap Value Focus strategy. Previously, he worked for the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers for six years, where he managed mutual funds and separate accounts for institutions and private clients. Mr. Irving graduated from Yale University with a bachelor's degree in American studies and earned a special diploma in social studies at Oxford University in England. He competed for the United States National Rowing Team, winning a gold medal at the 1997 World Rowing Championships in Aiguebelette, France.


                                                               (continues)     3

Portfolio management review


Delaware Dividend Income Fund


Anthony A. Lombardi, CFA
Vice President, Senior Portfolio Manager

Mr. Lombardi joined Delaware Investments in 2004 as a vice president and senior portfolio manager for the firm's Large-Cap Value Focus strategy. Previously, Mr. Lombardi worked at Merrill Lynch Investment Managers from 1998 to 2004, where he rose to the position of director and portfolio manager for the U.S. Active Large-Cap Value team, managing mutual funds and separate accounts for institutions and private clients. Prior to that he worked at Dean Witter Reynolds for seven years as a sell-side equity research analyst, and he began his career as an investment analyst with Crossland Savings in 1989. Mr. Lombardi graduated from Hofstra University, receiving a bachelor's degree in finance and an MBA with a concentration in finance. He is a member of the New York Society of Security Analysts and the CFA Institute.

Robert A. Vogel Jr., CFA
Vice President, Senior Portfolio Manager

Mr. Vogel joined Delaware Investments in 2004 as a vice president, senior portfolio manager for the firm's Large-Cap Value Focus strategy. He previously worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the U.S. Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Mr. Vogel graduated from Loyola College in Maryland, earning both bachelor's and master's degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania, and he is a member of the New York Society of Security Analysts and the CFA Society of Philadelphia.

Nikhil G. Lalvani, CFA
Vice President, Portfolio Manager

Mr. Lalvani is a portfolio manager with the firm's Large-Cap Value Focus team. At Delaware Investments, Mr. Lalvani has served as both a fundamental and quantitative analyst. Prior to joining the firm in 1997, he was a research associate with Bloomberg. Mr. Lalvani holds a bachelor's degree in finance from Penn State University and is a member of the CFA Society of Philadelphia.

Nashira S. Wynn
Vice President, Portfolio Manager

Ms. Wynn is a portfolio manager with the firm's Large-Cap Value Focus team. Prior to joining Delaware Investments in 2004, she was an equity research analyst for Merrill Lynch Investment Managers. Ms. Wynn earned a bachelor's degree in finance, with a minor in economics, from The College of New Jersey, and she attended England's Oxford University as a presidential scholar. Ms. Wynn is also a CFA Level I candidate.

Performance summary


Delaware Dividend Income Fund


The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting www.delawareinvestments.com/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Dividend Income Fund prospectus contains this and other important information about the Fund. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

Fund performance

Average annual total returns
Through November 30, 2006                        1 year     5 years     Lifetime
________________________________________________________________________________

Class A (Est. 12-2-96)
Excluding sales charge                           +18.34%    +11.32%      +10.80%
Including sales charge                           +11.53%    +10.01%      +10.14%
________________________________________________________________________________

Class B (Est. 10-1-03)
Excluding sales charge                           +17.46%      NA         +11.16%
Including sales charge                           +13.46%      NA         +10.59%
________________________________________________________________________________

Class C (Est. 10-1-03)
Excluding sales charge                           +17.46%      NA         +11.16%
Including sales charge                           +16.46%      NA         +11.16%
________________________________________________________________________________

High-yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. Adverse conditions may affect the issuer's ability to pay interest and principal on these securities. The Fund may invest up to 45% of its assets in high yield, higher risk corporate bonds.

Funds that invest in REITs are subject to the many risks associated with direct real estate ownership and, as such, may be adversely affected by declines in real estate values and general and local economic conditions.

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30% of average daily net assets, but such fee is currently subject to a contractual cap of 0.25% of average daily net assets through March 31, 2007.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1% of average daily net assets.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1% of average daily net assets.

The average annual total returns for the 1-year and lifetime (since October 1, 2003) periods ended November 30, 2006 for the Delaware Dividend Income Fund Class R shares was +18.06% and +11.66%, respectively. Class R shares were first made available on October 1, 2003 and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.60%, but such fee is currently subject to a contractual cap of 0.50% of average daily net assets through March 31, 2007.

The average annual total returns for the 1-year, 5-year, and lifetime (since December 2, 1996) periods ended November 30, 2006 for Delaware Dividend Income Fund Institutional Class shares were +18.72%, +11.50%, and +10.89%, respectively. Institutional Class shares were first made available on December 2, 1996 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes during the periods shown above and on the next page. Performance would have been lower had the expense limitation not been in effect.

The performance table above and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fund basics

As of November 30, 2006


________________________________________________________________________________

Fund objective
________________________________________________________________________________

The Fund seeks to provide high current income and an investment that has the potential for capital appreciation.

________________________________________________________________________________

Total Fund net assets
________________________________________________________________________________

$752 million

________________________________________________________________________________

Number of holdings
________________________________________________________________________________

340

________________________________________________________________________________

Fund start date
________________________________________________________________________________

December 2, 1996

________________________________________________________________________________

                                   Nasdaq symbols            CUSIPs
________________________________________________________________________________

Class A                            DDIAX                     24610B107
Class B                            DDDBX                     24610B206
Class C                            DDICX                     24610B305
Class R                            DDDRX                     24610B842
Institutional Class                DDIIX                     24610B404


Performance of a $10,000 Investment
December 2, 1996 (Fund's inception) through November 30, 2006


[PERFORMANCE OF A $10,000 INVESTMENT LINE GRAPH]


Chart assumes $10,000 invested on December 2, 1996 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. The chart also assumes $10,000 invested in the S&P 500 Index on December 2, 1996. The S&P 500 Index is a composite of mostly large-capitalization U.S. companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Disclosure of Fund expenses


For the period June 1, 2006 to November 30, 2006


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2006 to November 30, 2006.

Actual Expenses

The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund's actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Dividend Income Fund
Expense Analysis of an Investment of $1,000


                                                                      Expenses
                       Beginning          Ending                     Paid During
                        Account           Account      Annualized      Period *
                         Value             Value        Expense       6/1/06 to
                        6/1/06           11/30/06        Ratios        11/30/06
________________________________________________________________________________

Actual Fund Return

Class A                $1,000.00         $1,125.20       1.02%          $5.43
Class B                 1,000.00          1,121.00       1.77%           9.41
Class C                 1,000.00          1,120.00       1.77%           9.41
Class R                 1,000.00          1,123.80       1.27%           6.76
Institutional Class     1,000.00          1,127.40       0.77%           4.11
________________________________________________________________________________

Hypothetical 5% Return (5% return before expenses)

Class A                $1,000.00         $1,019.95       1.02%          $5.16
Class B                 1,000.00          1,016.19       1.77%           8.95
Class C                 1,000.00          1,016.19       1.77%           8.95
Class R                 1,000.00          1,018.70       1.27%           6.43
Institutional Class     1,000.00          1,021.21       0.77%           3.90
________________________________________________________________________________

* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Sector allocation and top 10 holdings


Delaware Dividend Income Fund

As of November 30, 2006


Sector designations may be different than the sector designations presented in other Fund materials.

                                                                   Percentage
Sector                                                            of Net Assets
________________________________________________________________________________

Common Stock                                                          59.08%

Consumer Discretionary                                                 3.91%
Consumer Staples                                                       5.02%
Diversified REITs                                                      2.71%
Energy                                                                 2.65%
Financials                                                             9.91%
Health Care                                                            7.42%
Health Care REITs                                                      1.08%
Industrial REITs                                                       1.73%
Industrials                                                            3.19%
Information Technology                                                 4.84%
Lodging/Resorts REITs                                                  0.51%
Mall REITs                                                             2.59%
Manufactured Housing REITs                                             0.24%
Materials                                                              1.22%
Mortgage REITs                                                         0.54%
Multifamily REITs                                                      0.98%
Office/Industrial REITs                                                1.31%
Office REITs                                                           2.42%
Self-Storage REITs                                                     0.73%
Shopping Center REITs                                                  1.77%
Specialty REITs                                                        0.51%
Telecommunications                                                     2.49%
Utilities                                                              1.31%
________________________________________________________________________________

Corporate Bonds                                                       21.76%

Basic Industries                                                       2.75%
Brokerage                                                              0.48%
Capital Goods                                                          1.56%
Consumer Cyclical                                                      1.73%
Consumer Non-Cyclical                                                  1.70%
Energy                                                                 1.33%
Finance & Investments                                                  0.08%
Media                                                                  1.79%
Real Estate                                                            0.32%
Services Cyclical                                                      3.96%
Services Non-cyclical                                                  1.75%
Technology & Electronics                                               0.94%
Telecommunications                                                     2.36%
Utilities                                                              1.01%
________________________________________________________________________________

Convertible Bonds                                                      8.84%

Aerospace & Defense                                                    0.50%
Basic Industries                                                       0.12%
Cable, Media & Publishing                                              0.80%
Computers & Technology                                                 2.06%
Electronics & Electrical Equipment                                     0.37%
Energy                                                                 0.85%
Health Care & Pharmaceuticals                                          1.81%
Leisure, Lodging & Entertainment                                       0.07%
Media                                                                  0.07%
Real Estate                                                            0.08%
Retail                                                                 1.22%
Telecommunications                                                     0.15%
Transportation                                                         0.47%
Utilities                                                              0.27%
________________________________________________________________________________

Convertible Preferred Stock                                            3.80%

Banking, Finance & Insurance                                           2.02%
Basic Materials                                                        0.39%
Cable, Media & Publishing                                              0.22%
Energy                                                                 0.41%
Telecommunications                                                     0.14%
Utilities                                                              0.62%
________________________________________________________________________________

Preferred Stock                                                        0.91%

Leisure, Lodging & Entertainment                                       0.05%
Real Estate                                                            0.86%
________________________________________________________________________________

Senior Secured Loans                                                   0.14%
________________________________________________________________________________

Exchange Traded Funds                                                  0.33%
________________________________________________________________________________

Warrants                                                               0.00%
________________________________________________________________________________

Commercial Mortgage-Backed Securities                                  0.10%
________________________________________________________________________________

Repurchase Agreements                                                  4.62%
________________________________________________________________________________

Total Market Value of Securities                                      99.58%
________________________________________________________________________________

Receivables and Other Assets Net of Liabilities                        0.42%
________________________________________________________________________________

Total Net Assets                                                     100.00%


                                                               (continues)     9

Sector allocation and top 10 holdings


Delaware Dividend Income Fund


________________________________________________________________________________

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.


                                                                   Percentage
Top 10 Holdings                                                   of Net Assets
________________________________________________________________________________

ConocoPhillips                                                         1.34%
Chevron                                                                1.31%
Pfizer                                                                 1.29%
Limited Brands                                                         1.29%
Simon Properties Group                                                 1.28%
Heinz (H.J.)                                                           1.28%
ConAgra Foods                                                          1.27%
Safeway                                                                1.26%
Washington Mutual                                                      1.26%
AT&T                                                                   1.25%

Statement of net assets


Delaware Dividend Income Fund

November 30, 2006


                                                   Number of           Market
                                                    Shares             Value
________________________________________________________________________________

Common Stock - 59.08%
________________________________________________________________________________

Consumer Discretionary - 3.91%
   + Charter Communications Class A                    5,800        $    17,110
     Gap                                             478,200          8,951,904
   + Idearc                                           12,705            349,896
     Limited Brands                                  305,100          9,668,619
     Mattel                                          393,300          8,632,935
     Starwood Hotels & Resorts Worldwide              27,200          1,745,424
                                                                    ___________

                                                                     29,365,888
                                                                    ___________
Consumer Staples - 5.02%
     ConAgra Foods                                   371,600          9,550,120
     Heinz (H.J.)                                    215,900          9,596,755
     Kimberly-Clark                                  137,900          9,166,213
     Safeway                                         307,200          9,464,832
                                                                    ___________

                                                                     37,777,920
                                                                    ___________
Diversified REITs - 2.71%
     CentraCore Properties Trust                     106,400          3,417,568
     iStar Financial                                 127,300          5,956,367
     Spirit Finance                                  114,700          1,400,487
     Vornado Realty Trust                             56,000          7,062,160
     Washington Real Estate
          Investment Trust                            58,700          2,516,469
                                                                    ___________

                                                                     20,353,051
                                                                    ___________
Energy - 2.65%
     Chevron                                         135,800          9,821,056
     ConocoPhillips                                  149,800         10,081,540
                                                                    ___________

                                                                     19,902,596
                                                                    ___________
Financials - 9.91%
     Allstate                                        145,300          9,223,644
     American Campus Communities                      47,000          1,395,900
     Aon                                             255,600          9,119,808
     Chubb                                           177,600          9,192,576
     Hartford Financial Services                     106,000          9,090,560
     Huntington Bancshares                           368,000          8,946,080
     Morgan Stanley                                  118,100          8,994,496
     Wachovia                                        168,900          9,152,691
     Washington Mutual                               216,100          9,439,248
                                                                    ___________

                                                                     74,555,003
                                                                    ___________
Health Care - 7.42%
     Abbott Laboratories                             200,100          9,336,666
     Baxter International                            202,900          9,077,746
     Bristol-Myers Squibb                            374,200          9,291,386
     Merck                                           210,200          9,356,002
     Pfizer                                          352,800          9,698,472
     Wyeth                                           187,000          9,028,360
                                                                    ___________

                                                                     55,788,632
                                                                    ___________
Health Care REITs - 1.08%
     Health Care Property Investors                   89,100          3,231,657
     Medical Properties Trust                         19,700            292,545
     Nationwide Health Properties                     72,600          2,148,234
     Ventas                                           63,500          2,473,325
                                                                    ___________

                                                                      8,145,761
                                                                    ___________
Industrial REITs - 1.73%
     AMB Property                                     59,600          3,651,692
     First Potomac Realty Trust                       87,000          2,671,770
     ProLogis                                        102,300          6,666,891
                                                                    ___________

                                                                     12,990,353
                                                                    ___________
Industrials - 3.19%
     Donnelley (R.R.) & Sons                         265,400          9,360,658
   + Foster Wheeler                                    3,656            197,424
   + Grupo Aeroportuario del Centro
          Norte ADR                                   37,400            805,970
     Macquarie Infrastructure                        154,400          5,002,560
     Waste Management                                236,500          8,658,265
                                                                    ___________

                                                                     24,024,877
                                                                    ___________
Information Technology - 4.84%
     Hewlett-Packard                                 231,500          9,134,990
     Intel                                           434,900          9,285,115
     International Business Machines                  98,100          9,017,352
   + Xerox                                           541,400          8,933,100
                                                                    ___________

                                                                     36,370,557
                                                                    ___________
Lodging/Resort REITs - 0.51%
     Hersha Hospitality Trust                        279,600          3,226,584
     Highland Hospitality                             43,500            616,830
                                                                    ___________

                                                                      3,843,414
                                                                    ___________
Mall REITs - 2.59%
     General Growth Properties                        91,000          4,999,540
     Macerich                                         56,600          4,837,602
     Simon Property Group                             94,500          9,637,110
                                                                    ___________

                                                                     19,474,252
                                                                    ___________
Manufactured Housing REITs - 0.24%
     Equity Lifestyle Properties                      34,300          1,782,571
                                                                    ___________

                                                                      1,782,571
                                                                    ___________
Materials - 1.22%
     duPont (E.I.) deNemours                         196,200          9,207,666
                                                                    ___________

                                                                      9,207,666
                                                                    ___________
Mortgage REITs - 0.54%
     Gramercy Capital                                 97,100          2,719,771
     JER Investors Trust                              68,900          1,363,531
                                                                    ___________

                                                                      4,083,302
                                                                    ___________
Multifamily REITs - 0.98%
     AvalonBay Communities                            16,500          2,195,820
     Equity Residential                               78,000          4,154,280
     United Dominion Realty Trust                     29,700            997,326
                                                                    ___________

                                                                      7,347,426
                                                                    ___________
Office/Industrial REITs - 1.31%
     Duke Realty                                     120,100          5,226,752
     Liberty Property Trust                           49,700          2,545,137
     PS Business Parks                                29,600          2,109,000
                                                                    ___________

                                                                      9,880,889
                                                                    ___________
Office REITs - 2.42%
     Alexandria Real Estate Equities                  29,000          2,989,320
     Brandywine Realty Trust                         119,356          4,195,363
     Equity Office Properties Trust                   91,500          4,410,300
     Highwoods Properties                             50,600          2,064,480


                                                              (continues)     11

Statement of net assets


Delaware Dividend Income Fund


                                                Number of           Market
                                                 Shares              Value
________________________________________________________________________________

Common Stock (continued)
________________________________________________________________________________

Office REITs (continued)
     Mack-Cali Realty                              30,100           $  1,644,664
     Parkway Properties                            36,700              1,903,996
     Reckson Associates Realty                     20,200                977,276
                                                                    ____________

                                                                      18,185,399
                                                                    ____________
Self-Storage REITs - 0.73%
     Public Storage                                36,400              3,504,592
     U-Store-It Trust                              91,900              2,010,772
                                                                    ____________

                                                                       5,515,364
Shopping Center REITs - 1.77%
     Cedar Shopping Centers                       107,700              1,964,448
     Developers Diversified Realty                 88,600              5,739,508
     Federal Realty Investment Trust               36,900              3,143,142
     New Plan Excel Realty Trust                   85,200              2,427,348
                                                                    ____________

                                                                      13,274,446
                                                                    ____________
Specialty REITs - 0.51%
     Entertainment Properties Trust                63,500              3,854,450
                                                                    ____________

                                                                       3,854,450
                                                                    ____________
Telecommunications - 2.49%
     AT&T                                         276,300              9,369,333
     Verizon Communications                       267,700              9,353,438
                                                                    ____________

                                                                      18,722,771
                                                                    ____________
Utilities - 1.31%
   + Mirant                                        19,417                590,665
     Progress Energy                              194,500              9,291,265
                                                                    ____________

                                                                       9,881,930
                                                                    ____________
Total Common Stock
     (cost $373,409,951)                                             444,328,518
                                                                    ____________


                                                 Principal
                                                   Amount
________________________________________________________________________________

Corporate Bonds - 21.76%
________________________________________________________________________________

Basic Industries - 2.75%
     Abitibi-Consolidated
          6.95% 12/15/06                       $   50,000                 50,000

     Abitibi-Consolidated Finance
          7.875% 8/1/09                           515,000                504,700

     AK Steel 7.875% 2/15/09                      875,000                879,375
     Bowater
          9.00% 8/1/09                            550,000                575,438
          9.50% 10/15/12                        1,050,000              1,068,375
     Donohue Forest Products 7.625%
          5/15/07                                 740,000                743,700
     Georgia-Pacific 9.50% 12/1/11                800,000                884,000
     Gold Kist 10.25% 3/15/14                     750,000                864,375
     Huntsman International
          9.875% 3/1/09                           148,000                153,550
          10.125% 7/1/09                          235,000                239,700
     Lyondell Chemical
          8.00% 9/15/14                           835,000                865,269
          8.25% 9/15/16                           850,000                888,250
          10.50% 6/1/13                           100,000                110,500
   # Momentive Performance Materials
          144A 9.75% 12/1/14                    1,400,000              1,410,500
   # Nell AF Sarl 144A 8.375% 8/15/15             840,000                864,150
     NewPage
          10.00% 5/1/12                         1,075,000              1,136,813
          12.00% 5/1/13                           735,000                779,100
     Norske Skog Canada
          8.625% 6/15/11                        1,705,000              1,730,574
   # Port Townsend Paper 144A
          11.00% 4/15/11                        1,110,000                976,800
     Potlatch 13.00% 12/1/09                    1,075,000              1,256,777
   # Sappi Papier Holding 144A
          7.50% 6/15/32                         1,400,000              1,304,795
  ++ Solutia 6.72% 10/15/37                     1,215,000              1,081,350
     Tembec Industries 8.625% 6/30/09           2,635,000              1,706,162
     Witco 6.875% 2/1/26                          695,000                622,025
                                                                    ____________

                                                                      20,696,278
                                                                    ____________
Brokerage - 0.48%
     E Trade Financial 8.00% 6/15/11            1,125,000              1,172,813
     LaBranche
          9.50% 5/15/09                           935,000                988,763
          11.00% 5/15/12                        1,350,000              1,464,749
                                                                       3,626,325
Capital Goods - 1.56%
     Armor Holdings 8.25% 8/15/13                 860,000                896,550
   # Berry Plastics 144A
          8.875% 9/15/14                          775,000                785,656
   # Bombardier 144A
          8.00% 11/15/14                          925,000                934,250
     Building Materials
          8.00% 10/15/07                        1,050,000              1,061,813
     CPG International I
          10.50% 7/1/13                           520,000                531,700
     Graham Packaging
          9.875% 10/15/14                       1,600,000              1,591,999
   # Hexion Finance 144A
          9.75% 11/15/14                          975,000                994,500
     Interface 10.375% 2/1/10                   1,200,000              1,317,000
     Intertape Polymer
          8.50% 8/1/14                            960,000                888,000
   { Mueller Holdings
          14.75% 4/15/14                          654,000                578,790
   { NTK Holdings 10.75% 3/1/14                   950,000                660,250
   # RBS Global & Rexnord 144A
          11.75% 8/1/16                           675,000                713,813
     Trimas 9.875% 6/15/12                        825,000                796,125
                                                                    ____________

                                                                      11,750,446
                                                                    ____________

                                                Principal           Market
                                                 Amount              Value
________________________________________________________________________________

Corporate Bonds (continued)
________________________________________________________________________________

Consumer Cyclical - 1.73%
     Accuride 8.50% 2/1/15                     $  655,000           $    630,438
   # Baker & Taylor 144A
          11.50% 7/1/13                           600,000                603,750
     Carrols 9.00% 1/15/13                        700,000                710,500
     Denny's 10.00% 10/1/12                       850,000                895,688
     Ford Motor Credit
          7.375% 10/28/09                         775,000                774,200
          9.875% 8/10/11                          805,000                862,041
     General Motors 8.375% 7/15/33                825,000                755,906
     General Motors
     Acceptance Corporation
          6.875% 9/15/11                          995,000              1,025,455
          8.00% 11/1/31                           630,000                708,159
     Landry's Restaurant 7.50% 12/15/14           600,000                586,500
   # Micheals Stores 144A 11.375%
          11/1/16                                 800,000                824,000
   # Mobile Services Group 144A
          9.75% 8/1/14                            650,000                679,250
     Neiman Marcus
          9.00% 10/15/15                          625,000                680,469
          10.375% 10/15/15                        225,000                250,031
   # NPC International 144A
          9.50% 5/1/14                            790,000                797,900
     O'Charleys 9.00% 11/1/13                     715,000                754,325
   # United Auto Group 144A
          7.75% 12/15/16                        1,000,000              1,000,000
Visteon 8.25% 8/1/10                              450,000                439,875
                                                                    ____________

                                                                      12,978,487
                                                                    ____________

Consumer Non-Cyclical - 1.70%
     Biovail 7.875% 4/1/10                      2,075,000              2,100,937
     Constellation Brands
          8.125% 1/15/12                        1,000,000              1,047,500
     Cott Beverages 8.00% 12/15/11              1,050,000              1,076,250
   # Elan Finance 144A
          8.875% 12/1/13                          675,000                675,844
     Ingles Markets 8.875% 12/1/11              1,200,000              1,257,000
++ # Le-Natures 144A
          9.00% 6/15/13                           260,000                 35,100
     National Beef Packing
          10.50% 8/1/11                         1,350,000              1,417,499
     Pilgrim's Pride 9.625% 9/15/11               815,000                859,825
     Pinnacle Foods 8.25% 12/1/13                 935,000                958,375
     Playtex Products 9.375% 6/1/11             1,215,000              1,272,713
     Swift 12.50% 1/1/10                          675,000                695,250
     True Temper Sports
          8.375% 9/15/11                          475,000                426,313
     Warner Chilcott 8.75% 2/1/15                 910,000                937,300
                                                                    ____________

                                                                      12,759,906
                                                                    ____________
Energy - 1.33%
     Bluewater Finance
          10.25% 2/15/12                          518,000                546,490
     Chesapeake Energy
          6.625% 1/15/16                          250,000                248,125
   # Complete Product 144A
          8.00% 12/15/16                          440,000                446,600
     Compton Petroleum Finance
          7.625% 12/1/13                        1,260,000              1,203,299
     El Paso Natural Gas
          7.625% 8/1/10                           390,000                405,600
   # El Paso Performance-Linked Trust
          144A 7.75% 7/15/11                      525,000                546,000
     El Paso Production
          7.75% 6/1/13                            450,000                468,563
   # Hilcorp Energy I 144A
          7.75% 11/1/15                           225,000                222,750
          9.00% 6/1/16                            775,000                819,563
     Inergy Finance
          6.875% 12/15/14                         350,000                341,250
          8.25% 3/1/16                            200,000                209,500
     Mariner Energy 7.50% 4/15/13                 675,000                658,125
   # MarkWest Energy 144A
          8.50% 7/15/16                           425,000                431,375
     PetroHawk Energy
          9.125% 7/15/13                        1,550,000              1,621,687
     Pride International
          7.375% 7/15/14                          345,000                359,663
   ~ Secunda International
          13.374% 9/1/12                          655,000                679,563
     Whiting Petroleum
          7.00% 2/1/14                            261,000                262,305
          7.25% 5/1/13                            505,000                507,525
                                                                    ____________

                                                                       9,977,983
                                                                    ____________

Finance & Investments - 0.08%
   # iPayment 144A 9.75% 5/15/14                  600,000                616,500
                                                                    ____________

                                                                         616,500
                                                                    ____________
     Media - 1.79%
   { Adelphia Communications
          8.125% 2/1/07                           615,000                528,900
     CCH I Holdings 13.50% 1/15/14              1,150,000              1,086,750
   { Century Communications
     9.50% 2/1/07                               1,625,000              1,950,000
     Charter Communications Holdings
          10.25% 9/15/10                            1,000                  1,050
          13.50% 1/15/11                        2,350,000              2,279,499
 ~ # Cleveland Unlimited 144A
          13.64% 12/15/10                         150,000                162,000
   # CMP Susquehanna 144A
          9.875% 5/15/14                          375,000                370,313
     Dex Media East
          12.125% 11/15/12                        505,000                560,550
   # Idearc 144A 8.00% 11/15/16                   550,000                561,688
     Insight Communications
          12.25% 2/15/11                          200,000                210,750


                                                              (continues)     13

Statement of net assets


Delaware Dividend Income Fund


                                                Principal           Market
                                                 Amount              Value
________________________________________________________________________________

Corporate Bonds (continued)
________________________________________________________________________________

Media (continued)
     Insight Midwest 9.75% 10/1/09             $  169,000           $    171,746
     Lodgenet Entertainment
          9.50% 6/15/13                         1,525,000              1,639,375
     Mediacom Broadband
          8.50% 10/15/15                          590,000                593,688
     Mediacom Capital
          9.50% 1/15/13                         1,975,000              2,039,188
     Vertis 10.875% 6/15/09                       320,000                320,000
     WMG Acquisition
          7.375% 4/15/14                        1,025,000              1,019,875
                                                                    ____________

                                                                      13,495,372
                                                                    ____________
Real Estate - 0.32%
     American Real Estate Partners
          8.125% 6/1/12                           835,000                865,269
     BF Saul REIT 7.50% 3/1/14                    975,000                994,500
     Rouse 7.20% 9/15/12                          550,000                572,282
                                                                    ____________

                                                                       2,432,051
                                                                    ____________
Services Cyclical - 3.96%
     Adesa 7.625% 6/15/12                       1,250,000              1,246,875
     American Airlines
          7.377% 5/23/19                          382,016                372,944
     Boyd Gaming 8.75% 4/15/12                  1,365,000              1,436,662
     Brickman Group
          11.75% 12/15/09                         315,000                336,263
     Continental Airlines
          8.75% 12/1/11                           575,000                581,469
     Corrections Corporation of
     America 7.50% 5/1/11                         875,000                903,438
     FTI Consulting 7.625% 6/15/13              1,300,000              1,348,749
   # Galaxy Entertainment Finance
          144A 9.875% 12/15/12                  1,750,000              1,876,874
     Gaylord Entertainment
          8.00% 11/15/13                          875,000                899,063
     Grupo Transportacion
     Ferroviaria Mexicana
          9.375% 5/1/12                           750,000                806,250
          12.50% 6/15/12                          425,000                464,313
     Harrah's Operating
          6.50% 6/1/16                          1,175,000              1,051,070
   # Hertz 144A 8.875% 1/1/14                     775,000                807,938
   { H-Lines Finance Holdings
          11.00% 4/1/13                         1,301,000              1,208,304
     Horizon Lines 9.00% 11/1/12                  457,000                480,993
   # Kansas City Southern de Mexico
          144A 7.625% 12/1/13                     950,000                952,375
     Kansas City Southern Railway
          9.50% 10/1/08                           600,000                630,750
   # Knowledge Learning 144A
          7.75% 2/1/15                            860,000                817,000
     Majestic Star Casino
          9.50% 10/15/10                          900,000                933,750
     Mandalay Resort Group
          9.375% 2/15/10                        1,425,000              1,521,187
          9.50% 8/1/08                          1,250,000              1,326,563
     OMI 7.625% 12/1/13                         1,345,000              1,380,305
   # Penhall International 144A
          12.00% 8/1/14                           575,000                623,875
     Penn National Gaming
          6.75% 3/1/15                            350,000                345,625
   # Pokagon Gaming Authority 144A
          10.375% 6/15/14                       1,425,000              1,553,249
   # Rental Service 144A
          9.50% 12/1/14                         1,275,000              1,297,313
     Seabulk International
          9.50% 8/15/13                           469,000                510,624
     Stena AB 9.625% 12/1/12                      975,000              1,046,906
   { Town Sports International
          11.00% 2/1/14                           701,000                587,088
   # Turning Stone Resort Casino 144A
          9.125% 9/15/14                          645,000                662,738
     Wheeling Island Gaming
          10.125% 12/15/09                      1,755,000              1,794,487
                                                                    ____________

                                                                      29,805,040
                                                                    ____________
Services Non-cyclical - 1.75%
     Casella Waste Systems
          9.75% 2/1/13                          1,870,000              1,963,500
     CRC Health 10.75% 2/1/16                   1,175,000              1,260,188
     Geo Subordinate 11.00% 5/15/12               975,000                945,750
     HCA
          6.50% 2/15/16                         1,250,000              1,040,625
        # 144A 9.625% 11/15/16                    900,000                947,250
   # HealthSouth 144A
          10.75% 6/15/16                        2,325,000              2,487,750
     US Oncology 10.75% 8/15/14                 1,250,000              1,387,500
   { Vanguard Health
          11.25% 10/1/15                        2,375,000              1,816,875
     WCA Waste
          9.25% 6/15/14                           200,000                209,000
        # 144A 9.25% 6/15/14                    1,045,000              1,092,025
                                                                    ____________

                                                                      13,150,463
                                                                    ____________
Technology & Electronics - 0.94%
   # Freescale Semiconductor 144A
          9.125% 12/15/14                         675,000                678,375
          10.125% 12/15/16                      2,635,000              2,677,819
     MagnaChip Semiconductor
          8.00% 12/15/14                        2,250,000              1,507,500
   # NXP Funding 144A
          9.50% 10/15/15                          500,000                515,625
     Solectron Global Finance 8.00%
          3/15/16                                 450,000                459,000
     Sungard Data Systems
          10.25% 8/15/15                          720,000                766,800
 ~# UGS Capital II PIK 144A
          10.38% 6/1/11                           467,660                473,506
                                                                    ____________

                                                                       7,078,625
                                                                    ____________

                                                Principal           Market
                                                 Amount              Value
________________________________________________________________________________

Corporate Bonds (continued)
________________________________________________________________________________

Telecommunications - 2.36%
  ++ Allegiance Telecom
          11.75% 2/15/08                       $   10,000           $      4,550
     American Tower 7.125% 10/15/12               950,000                976,125
     American Towers 7.25% 12/1/11                300,000                312,000
   # Broadview Networks 144A
          11.375% 9/1/12                          725,000                757,625
     Cincinnati Bell 8.375% 1/15/14               535,000                549,713
   # Cricket Communications 144A
          9.375% 11/1/14                          890,000                914,475
   # Digicel Limited 144A
          9.25% 9/1/12                            855,000                910,575
   # Hughes Network Systems 144A
          9.50% 4/15/14                         1,990,000              2,074,574
   { Inmarsat Finance
          10.375% 11/15/12                      1,865,000              1,713,468
   ~ IWO Holdings 9.124% 1/15/12                  100,000                102,500
   # Level 3 Financing 144A
          9.25% 11/1/14                           850,000                863,813
   # MetroPCS Wireless 144A
          9.25% 11/1/14                           460,000                469,775
     Qwest
        ~ 8.64% 6/15/13                           610,000                664,138
        # 144A 7.50% 10/1/14                    1,650,000              1,761,374
     Rural Cellular
          9.875% 2/1/10                           915,000                972,188
        ~ 11.121% 11/1/12                         425,000                444,125
   # Telcordia Technologies 144A
          10.00% 3/15/13                          950,000                821,750
     Triton PCS
          8.50% 6/1/13                            500,000                485,000
          9.375% 2/1/11                           935,000                846,175
   ~ US LEC 13.87% 10/1/09                        535,000                570,444
   # Wind Acquisition 144A
          10.75% 12/1/15                        1,340,000              1,517,550
                                                                    ____________

                                                                      17,731,937
                                                                    ____________
Utilities - 1.01%
     Avista 9.75% 6/1/08                          753,000                797,229
 #++ Calpine 144A 8.496% 7/15/07                  503,413                552,495
     Elwood Energy 8.159% 7/5/26                  981,394              1,037,466
     Midwest Generation
          8.30% 7/2/09                          1,185,146              1,205,886
          8.75% 5/1/34                            725,000                790,250
     Mirant Americas 8.30% 5/1/11               1,125,000              1,147,500
     Mirant North America
          7.375% 12/31/13                         200,000                203,500
     Orion Power Holdings
          12.00% 5/1/10                           956,000              1,087,450
   # Tenaska Alabama Partners 144A
          7.00% 6/30/21                           775,368                773,783
                                                                    ____________

                                                                       7,595,559
                                                                    ____________

Total Corporate Bonds
     (cost $160,939,552)                                             163,694,972
                                                                    ____________
________________________________________________________________________________

Convertible Bonds - 8.84%
________________________________________________________________________________

Aerospace & Defense - 0.50%
   # AAR 144A 1.75% 2/1/26
          exercise price $29.43,
          expiration date 2/1/26               $1,150,000           $  1,260,688
     EDO 4.00% 11/15/25
          exercise price $34.19,
          expiration date 11/15/25                975,000                925,031
   # L-3 Communications 144A
          3.00% 8/1/35 exercise price
          $102.16, expiration date 8/1/35       1,500,000              1,565,625
                                                                    ____________

                                                                       3,751,344
                                                                    ____________
Basic Industries - 0.12%
   # Apex Silver Mines 144A
                                                                    ____________

          2.875% 3/15/24                        1,000,000                885,000
                                                                    ____________
Cable, Media & Publishing - 0.80%
     EchoStar 5.75% 5/15/08
          exercise price $43.29,
          expiration date 5/15/08                 500,000                510,000
     Liberty Media 3.25% 3/15/31
          exercise price $53.86,
          expiration date 3/8/31                3,000,000              2,418,750
   # Playboy Enterprises 144A
          3.00% 3/15/25 exercise price
          $17.02, expiration date 3/15/25       3,240,000              3,082,050
                                                                    ____________

                                                                       6,010,800
                                                                    ____________
Computers & Technology - 2.06%
     Fairchild Semiconductor
          5.00% 11/1/08 exercise price
          $30.00, expiration date 11/1/08       1,950,000              1,942,688
     Hutchinson Technology
          3.25% 1/15/26 exercise price
          $36.43, expiration date 1/15/26       1,540,000              1,441,825
   # Informatica 144A 3.00% 3/15/26
          exercise price $20.00,
          expiration date 3/15/26               2,315,000              2,294,743
     Intel
          2.95% 12/15/35
               exercise price $31.53,
               expiration date 12/15/35           500,000                465,625
        # 144A 2.95% 12/15/35
               exercise price $31.53,
               expiration date 12/15/35         1,140,000              1,061,625
     Mercury Interactive 4.75% 7/1/07
          exercise price $111.25,
          expiration date 7/1/07                3,000,000              3,041,250
   ^ ON Semiconductor Series B
          0.499% 4/15/24
          expiration price $9.82,
          expiration date 4/15/24               2,725,000              2,469,530
     SanDisk 1.00% 5/15/13
          exercise price $82.36,
          expiration date 5/15/13                 775,000                691,688


                                                              (continues)     15

Statement of net assets


Delaware Dividend Income Fund


                                                Principal           Market
                                                 Amount              Value
________________________________________________________________________________

Convertible Bonds (continued)
________________________________________________________________________________

Computers & Technology (continued)
   # Sybase 144A 1.75% 2/22/25
          exercise price $25.22,
          expiration date 2/22/25              $1,875,000           $  2,071,875
                                                                    ____________

                                                                      15,480,849
                                                                    ____________
Electronics & Electrical Equipment - 0.37%
     Fisher Scientific International
          3.25% 3/1/24 exercise price
          $40.20, expiration date 3/1/24        1,500,000              1,899,375
     Solectron 0.50% 2/15/34
          exercise price $9.67,
          expiration date 2/15/34               1,100,000                900,625
                                                                    ____________

                                                                       2,800,000
                                                                    ____________
Energy - 0.85%
     Halliburton 3.125% 7/15/23
          exercise price $18.81,
          expiration date 7/15/23               1,250,000              2,312,500
     Pride International 3.25% 5/1/33
          exercise price $25.70,
          expiration date 5/1/33                1,080,000              1,448,550
     Schlumberger 2.125% 6/1/23
          exercise price $40.00,
          expiration date 6/1/23                1,500,000              2,668,125
                                                                    ____________

                                                                       6,429,175
                                                                    ____________
Health Care & Pharmaceuticals - 1.81%
     Allergan
          1.50% 4/1/26
          exercise price $126.66,
          expiration date 4/1/26                  600,000                646,500
        # 144A 1.50% 4/1/26
          exercise price $126.66,
          expiration date 4/1/26                1,935,000              2,084,962
   # Amgen 144A 0.375% 2/1/13
          exercise price $79.48,
          expiration date 2/1/13                  775,000                778,875
   ~ Bristol-Myers Squibb
          4.89% 9/15/23 exercise price
          $41.28, expiration date 9/15/23       1,600,000              1,608,000
     CV Therapeutics 3.25% 8/16/13
          exercise price $27.00,
          expiration date 8/16/13                 530,000                447,188
     Encysive Pharmaceuticals
          2.50% 3/15/12
          exercise price $13.95,
          expiration date 3/15/12                 200,000                161,500
        # 144A 2.50% 3/15/12
          exercise price $13.95,
          expiration date 3/15/12               2,000,000              1,615,000
   # Nektar Therapeutics 144A
          3.25% 9/28/12 exercise price
          $21.52, expiration date 9/28/12       1,525,000              1,587,906
     Teva Pharmaceutical Finance
          0.25% 2/1/26 exercise price
          $47.16, expiration date 2/1/26        1,535,000              1,477,438
   ~ Wyeth 5.109% 1/15/24
          exercise price $60.39,
          expiration date 1/15/24               3,000,000              3,191,999
                                                                    ____________

                                                                      13,599,368
                                                                    ____________
Leisure, Lodging & Entertainment - 0.07%
   # Regal Entertainment Group 144A
          3.75% 5/15/08 exercise price
          $14.65, expiration date 5/15/08         350,000                498,313
                                                                    ____________

                                                                         498,313
                                                                    ____________
Media - 0.07%
   # EchoStar Communications 144A
                                                                    ____________

          5.75% 5/15/08                           500,000                510,000
                                                                    ____________
Real Estate - 0.08%
     MeriStar Hospitality 9.50% 4/1/10
          exercise price $10.18,
          expiration date 4/1/10                  600,000                615,900
                                                                    ____________

                                                                         615,900
                                                                    ____________
Retail - 1.22%
   ; Dick's Sporting Goods
          1.606% 2/18/24 exercise price
          $58.13, expiration date 2/18/24       2,480,000              2,430,400
   ~ Lowe's Companies
          0.861% 10/19/21 exercise price
          $29.05, expiration date 10/19/21      1,250,000              1,323,438
   # Saks 144A 2.00% 3/15/24
          exercise price $11.97,
          expiration date 3/15/24               2,200,000              3,107,500
     Sonic Automotive 5.25% 5/7/09
          exercise price $46.87,
          expiration date 5/7/09                1,000,000                952,500
   # United Auto Group 144A 3.50%
          4/1/26 exercise price $23.69,
          expiration date 4/1/26                1,150,000              1,334,000
                                                                    ____________

                                                                       9,147,838
                                                                    ____________
Telecommunications - 0.15%
     Qwest Communications
          International 3.50% 11/15/25
          exercise price $5.90,
          expiration date 11/15/25                750,000              1,110,000
                                                                    ____________

                                                                       1,110,000
                                                                    ____________
Transportation - 0.47%
    # ExpressJet 144A 4.25% 8/1/23
          exercise price $18.20,
          expiration date 8/1/23                  750,000                705,938

                                                Principal           Market
                                                 Amount              Value
________________________________________________________________________________

Convertible Bonds (continued)
________________________________________________________________________________

Transportation (continued)
     JetBlue Airways
          3.50% 7/15/33
          exercise price $28.33,
          expiration date 8/1/23               $1,625,000           $  1,560,000
          3.75% 3/15/35
          exercise price $17.10,
          expration date 3/15/35                1,195,000              1,260,725
                                                                    ____________

                                                                       3,526,663
                                                                    ____________
Utilities - 0.27%
     CenterPoint Energy
          3.75% 5/15/23
          exercise price $11.31,
          expiration date 5/15/23                 400,000                577,500
        # 144A 3.75% 5/15/23
          exercise price $11.31,
          expiration date 5/15/23               1,030,000              1,487,063
                                                                    ____________

                                                                       2,064,563
                                                                    ____________
Total Convertible Bonds
     (cost $61,935,962)                                               66,429,813
                                                                    ____________


                                                Number of
                                                 Shares
________________________________________________________________________________

Convertible Preferred Stock - 3.80%
________________________________________________________________________________

Banking, Finance & Insurance - 2.02%
     Aspen Insurance 5.625%
          exercise price $29.28,
          expiration date 12/31/49                 37,800              2,083,725
   ~ Citigroup Funding 5.02%
          exercise price $29.50,
          expiration date 9/27/08                  69,000              2,173,500
     E Trade Group 6.125%
          exercise price $21.82,
          expiration date 11/18/08                 75,500              2,340,500
     Lehman Brothers Holdings 6.25%
          exercise price $54.24,
          expiration date 10/15/07                 66,750              1,835,625
     Marshall & Ilsley 6.50%
          exercise price $ 46.28,
          expiration date 8/15/07                  70,500              1,859,790
     Merrill Lynch 6.75%
          exercise price $40.80,
          expiration date 10/15/07                 70,000              3,101,874
     Sovereign Capital Trust IV 4.375%
          exercise price $ 29.07,
          expiration date 3/1/34                   35,700              1,771,613
                                                                    ____________

                                                                      15,166,627
                                                                    ____________
Basic Materials - 0.39%
     Freeport-McMoRan Copper &
          Gold 5.50%
          exercise price $48.55
          expiration date 12/31/49                    545                761,638

     Huntsman 5.00%
          exercise price $28.29,
          expiration date 2/16/08                  56,100            $ 2,215,950
                                                                    ____________

                                                                       2,977,588
                                                                    ____________
Cable, Media & Publishing - 0.22%
   # Interpublic Group 5.25% 144A
          exercise price $13.66,
          expiration date 12/31/49                 1,500               1,655,625
                                                                    ____________

                                                                       1,655,625
                                                                    ____________
Energy - 0.41%
     Chesapeake 4.50%
          exercise price $44.17,
          expiration date 12/31/49                 17,075              1,741,650
     El Paso Energy Capital Trust I
          4.75% exercise price $41.59,
          expiration date 3/31/28                  34,600              1,337,290
                                                                    ____________

                                                                       3,078,940
                                                                    ____________
Telecommunications - 0.14%
     Lucent Technologies Capital Trust I
          7.75% exercise price $24.80,
          expiration date 3/15/17                   1,000              1,026,500
                                                                    ____________

                                                                       1,026,500
                                                                    ____________
Utilities - 0.62%
   ~ CenterPoint Energy 2.00%
          exercise price $18.09,
          expiration date 9/15/29                  26,000                959,920
     Entergy 7.625%
          exercise price $87.64,
          expiration date 2/17/09                  37,500              2,226,562
     NRG Energy 5.75%
          exercise price $60.45,
          expiration date 3/16/09                   5,335              1,457,789
                                                                    ____________

                                                                       4,644,271
                                                                    ____________
Total Convertible Preferred Stock
     (cost $28,096,853)                                               28,549,551
                                                                    ____________
________________________________________________________________________________

Preferred Stock - 0.91%
________________________________________________________________________________

Leisure, Lodging & Entertainment - 0.05%
     Red Lion Hotels
          Capital Trust 9.50%                      15,579                421,100
                                                                    ____________

                                                                         421,100
                                                                    ____________
Real Estate - 0.86%
     Equity Inns Series B 8.75%                    18,300                478,545
     LaSalle Hotel Properties 10.25%              111,500              2,870,010
     Ramco-Gershenson
          Properties 9.50%                         15,700                422,409
     SL Green Realty 7.625%                       103,000              2,666,670
                                                                    ____________

                                                                       6,437,634
                                                                    ____________
Total Preferred Stock
     (cost $6,825,579)                                                 6,858,734
                                                                    ____________


                                                              (continues)     17

Statement of net assets


Delaware Dividend Income Fund


                                                Principal           Market
                                                 Amount              Value
________________________________________________________________________________

<< Senior Secured Loans - 0.14%
________________________________________________________________________________

     General Motors 7.745% 11/17/13            $  500,000           $    500,625
     HCA 8.086% 11/17/13                          500,000                503,594
                                                                    ____________
Total Senior Secured Loans
     (cost $1,001,875)                                                 1,004,219
                                                                    ____________

                                                Number of
                                                 Shares
________________________________________________________________________________

Exchange Traded Funds - 0.33%
________________________________________________________________________________

     iShares Dow Jones U.S. Real Estate
          Index Fund                               29,200              2,505,360
                                                                    ____________
Total Exchange Traded Funds
     (cost $1,550,582)                                                 2,505,360
                                                                    ____________
________________________________________________________________________________

Warrants - 0.00%
________________________________________________________________________________

  +# Solutia 144A,
     exercise price $7.59,
     expiration date 7/15/09                           12                      0
                                                                    ____________

Total Warrants (cost $1,021)                                                   0
                                                                    ____________


                                                Principal
                                                 Amount
________________________________________________________________________________

Commercial Mortgage-Backed Securities - 0.10%
________________________________________________________________________________

   # First Union National Bank
          Commercial Mortgage Trust
          Series 2001-C2 L 144A 6.46%
          1/12/43                              $  750,000                765,522
                                                                    ____________
Total Commercial Mortgage-
     Backed Securities
     (cost $761,221)                                                     765,522
                                                                    ____________
________________________________________________________________________________

Repurchase Agreements - 4.62%
________________________________________________________________________________

     With BNP Paribas 5.26% 12/1/06
          (dated 11/30/06, to be
          repurchased at $15,325,239,
          collateralized by $15,747,000 U.S.
          Treasury Notes 2.75% due
          8/15/07, market value
          $15,640,613)                         15,323,000             15,323,000
     With Cantor Fitzgerald 5.26%
          12/1/06 (dated 11/30/06, to be
          repurchased at $9,346,365,
          collateralized by $7,577,000 U.S.
          Treasury Bills due 12/28/06,
          market value $7,549,871 and
          $1,945,000 U.S. Treasury Notes
          6.25% due 2/15/07, market
          value $1,984,758)                     9,345,000              9,345,000
     With UBS Warburg 5.26%
          12/1/06 (dated 11/30/06, to be
          repurchased at $10,104,476,
          collateralized by $10,559,000
          U.S. Treasury Bills due 5/24/07,
          market value $10,311,513)            10,103,000             10,103,000
                                                                    ____________
Total Repurchase Agreements
     (cost $34,771,000)                                               34,771,000
                                                                    ____________


                                                                    Market
                                                                     Value
________________________________________________________________________________
________________________________________________________________________________

Total Market Value of Securities - 99.58%
     (cost $669,293,596)                                           $748,907,689

Receivables and Other Assets
     Net of Liabilities - 0.42%                                       3,178,633
                                                                   ____________

Net Assets Applicable to 59,759,754
     Shares Outstanding - 100.00%                                  $752,086,322
                                                                   ____________

Net Asset Value - Delaware Dividend Income Fund
     Class A ($398,124,258 / 31,630,206 Shares)                          $12.59
                                                                         ______


Net Asset Value - Delaware Dividend Income Fund
     Class B ($77,757,604 / 6,180,623 Shares)                            $12.58
                                                                         ______

Net Asset Value - Delaware Dividend Income Fund
     Class C ($269,273,658 / 21,398,311 Shares)                          $12.58
                                                                         ______

Net Asset Value - Delaware Dividend Income Fund
     Class R ($4,275,192 / 339,769 Shares)                               $12.58
                                                                         ______

Net Asset Value - Delaware Dividend Income Fund
     Institutional Class ($2,655,610 / 210,845 Shares)                   $12.60
                                                                         ______

Components of Net Assets at November 30, 2006:

Shares of beneficial interest
     (unlimited authorization - no par)                            $680,871,527
Undistributed net investment income                                   3,893,574
Accumulated net realized loss on investments                        (12,292,872)
Net unrealized appreciation of investments                           79,614,093
                                                                  _____________

Total net assets                                                   $752,086,322
                                                                  _____________


 } Security is currently in default. The issue has missed the maturity date.
   Bankruptcy proceedings are in process to determine distribution of assets. The date listed is the estimate of when proceedings will be finalized.

 + Non-income producing security for the year ended November 30, 2006.

++ Non-income producing security. Security is currently in default.

 ~ Variable rate security. The rate shown is the rate as of November 30, 2006.

 ^ Zero coupon security. The interest rate shown is the yield at the time of purchase.

 { Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

 ; Step coupon bond. Coupon increases periodically based on a predetermined schedule. Stated interest rate in effect at November 30, 2006.

 # Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At November 30, 2006, the aggregate amount of Rule 144A securi- ties equaled $74,010,908, which represented 9.84% of the Fund's net assets. See Note 9 in "Notes to Financial Statements."

<< Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate ('LIBOR') and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.

________________________________________________________________________________


________________________________________________________________________________

Summary of Abbreviations:

ADR - American Depositary Receipts
REIT - Real Estate Investment Trust


Net Asset Value and Offering Price Per Share -
     Delaware Dividend Income Fund

Net asset value Class A (A)                                   $12.59
Sales charge (5.75% of offering price) (B)                      0.77
                                                              ______

Offering price                                                $13.36
                                                              ______

(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.


See accompanying notes

Statement of operations


Delaware Dividend Income Fund

Year Ended November 30, 2006



Investment Income:
     Dividends                                                   $12,617,485
     Interest                                                     14,920,952    $ 27,538,437
                                                                 ___________    ____________

Expenses:
     Management fees                                               3,801,735
     Distribution expenses - Class A                                 972,189
     Distribution expenses - Class B                                 649,583
     Distribution expenses - Class C                               2,012,661
     Distribution expenses - Class R                                  20,154
     Dividend disbursing and transfer agent fees and expenses        972,317
     Accounting and administration expenses                          236,783
     Reports and statements to shareholders                          121,571
     Trustees' fees and benefits                                     114,627
     Registration fees                                               106,017
     Legal fees                                                       62,110
     Audit and taxes                                                  29,917
     Insurance fees                                                   26,898
     Custodian fees                                                   18,467
     Consulting fees                                                  16,499
     Pricing fees                                                      9,306
     Dues and services                                                 6,417
     Trustees' expenses                                                3,598
     Taxes (other than taxes on income)                                2,466       9,183,315
                                                                 ___________

     Less expenses absorbed or waived                                             (1,026,166)
     Less waiver of distribution expenses - Class A                                 (160,482)
     Less waiver of distribution expenses - Class R                                   (3,352)
     Less expense paid indirectly                                                     (7,146)
                                                                                ____________

     Total expenses                                                                7,986,169
                                                                                ____________

Net Investment Income                                                             19,552,268
                                                                                ____________

Net Realized and Unrealized Gain on Investments:

     Net realized gain on investments                                              7,715,241
     Net change in unrealized appreciation/depreciation of investments            74,465,702
                                                                                ____________

Net Realized and Unrealized Gain on Investments                                   82,180,943
                                                                                ____________

Net Increase in Net Assets Resulting from Operations                            $101,733,211
                                                                                ____________


See accompanying notes

Statements of changes in net assets


Delaware Dividend Income Fund


                                                                                                             Year Ended

                                                                                                      11/30/06           11/30/05
Increase (Decrease) in Net Assets from Operations:

     Net investment income                                                                          $ 19,552,268       $ 13,476,249
     Net realized gain on investments                                                                  7,715,241          4,692,803
     Net change in unrealized appreciation/depreciation of investments                                74,465,702         (2,561,963)
                                                                                                    ____________       ____________

     Net increase in net assets resulting from operations                                            101,733,211         15,607,089
                                                                                                    ____________       ____________


Dividends and Distributions to Shareholders from:

     Net investment income:
          Class A                                                                                    (12,346,220)        (6,111,307)
          Class B                                                                                     (2,012,242)        (1,112,078)
          Class C                                                                                     (6,099,994)        (3,064,142)
          Class R                                                                                       (102,054)           (21,534)
          Institutional Class                                                                            (51,228)           (12,391)
     Net realized gain on investments:
          Class A                                                                                     (1,682,444)          (829,375)
          Class B                                                                                       (342,772)          (249,797)
          Class C                                                                                       (981,242)          (644,998)
          Class R                                                                                         (8,517)            (2,737)
          Institutional Class                                                                             (5,576)            (1,641)
                                                                                                    ____________       ____________

                                                                                                     (23,632,289)       (12,050,000)
                                                                                                    ____________       ____________

Capital Share Transactions:

     Proceeds from shares sold:
          Class A                                                                                    133,284,524        155,512,307
          Class B                                                                                     21,478,794         30,360,760
          Class C                                                                                    105,550,977         95,529,471
          Class R                                                                                      2,559,798          1,064,376
          Institutional Class                                                                          1,573,726            919,948

     Net asset value of shares issued upon reinvestment of dividends and distributions:
          Class A                                                                                     10,288,514          5,175,642
          Class B                                                                                      1,934,390          1,092,408
          Class C                                                                                      5,828,929          2,975,103
          Class R                                                                                        110,569             24,272
          Institutional Class                                                                             52,127             11,878

     Net assets from reorganization (1):
          Class A                                                                                              -         85,145,873
                                                                                                    ____________       ____________

                                                                                                     282,662,348        377,812,038
                                                                                                    ____________       ____________

     Cost of shares repurchased:
          Class A                                                                                    (72,655,974)       (68,079,584)
          Class B                                                                                    (11,934,293)        (6,143,372)
          Class C                                                                                    (34,751,604)       (15,879,276)
          Class R                                                                                       (307,016)           (49,450)
          Institutional Class                                                                           (123,737)           (98,155)
                                                                                                    ____________       ____________

                                                                                                    (119,772,624)       (90,249,837)
                                                                                                    ____________       ____________

Increase in net assets derived from capital share transactions                                       162,889,724        287,562,201
                                                                                                    ____________       ____________

Net Increase in Net Assets                                                                           240,990,646        291,119,290

Net Assets:
     Beginning of year                                                                               511,095,676        219,976,386
                                                                                                    ____________       ____________

     End of year (including undistributed net investment income                                    $ 752,086,322       $511,095,676
          of $3,893,574 and $5,363,184, respectively)                                               ____________       ____________


(1) See Note 7 in "Notes to Financial Statements."

See accompanying notes

Financial highlights


Delaware Dividend Income Fund Class A


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                     11/30/06      11/30/05     11/30/04     11/30/03    11/30/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $11.140       $11.050      $10.210      $ 9.030      $9.230

Income (loss) from investment operations:

Net investment income (1)                                               0.422         0.450        0.345        0.450       0.429
Net realized and unrealized gain (loss) on investments                  1.551         0.081        0.891        1.213      (0.196)
                                                                      _______       _______      _______      _______      ______

Total from investment operations                                        1.973         0.531        1.236        1.663       0.233
                                                                      _______       _______      _______      _______      ______

Less dividends and distributions from:

Net investment income                                                  (0.457)       (0.360)      (0.362)      (0.483)     (0.433)
Net realized gain on investments                                       (0.066)       (0.081)      (0.034)           -           -
                                                                      _______       _______      _______      _______      ______

Total dividends and distributions                                      (0.523)       (0.441)      (0.396)      (0.483)     (0.433)
                                                                      _______       _______      _______      _______      ______

Net asset value, end of period                                        $12.590       $11.140      $11.050      $10.210      $9.030
                                                                      _______       _______      _______      _______      ______


Total return (2)                                                       18.34%         4.89%       12.38%       19.45%       2.58%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                              $398,124      $285,159     $105,253       $5,821          $1
Ratio of expenses to average net assets                                 1.01%         1.00%        1.00%        0.79%       0.75%
Ratio of expenses to average net assets
     prior to expense limitation and expense paid indirectly            1.23%         1.27%        1.32%        2.05%       1.30%
Ratio of net investment income to average net assets                    3.64%         4.05%        3.26%        4.69%       4.71%
Ratio of net investment income to average net assets
     prior to expense limitation and expense paid indirectly            3.42%         3.78%        2.94%        3.43%       4.16%
Portfolio turnover                                                        51%           85%          95%         212%        188%

__________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and  distributor. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes

Delaware Dividend Income Fund Class B


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                         Year Ended
                                                                      __________________________________   10/1/03 (1)
                                                                                                               to
                                                                     11/30/06      11/30/05     11/30/04   11/30/03
__________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $11.130       $11.040      $10.200      $9.950

Income from investment operations:

Net investment income (2)                                               0.335         0.367        0.267        0.051
Net realized and unrealized gain on investments                         1.552         0.079        0.889        0.199
                                                                      _______       _______      _______      _______

Total from investment operations                                        1.887         0.446        1.156        0.250
                                                                      _______       _______      _______      _______

Less dividends and distributions from:

Net investment income                                                  (0.371)       (0.275)      (0.282)           -
Net realized gain on investments                                       (0.066)       (0.081)      (0.034)           -
                                                                      _______       _______      _______      _______

Total dividends and distributions                                      (0.437)       (0.356)      (0.316)           -
                                                                      _______       _______      _______      _______

Net asset value, end of period                                        $12.580       $11.130      $11.040      $10.200
                                                                      _______       _______      _______      _______


Total return (3)                                                       17.46%         4.09%       11.54%        2.51%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                               $77,757       $57,904      $32,165       $2,125
Ratio of expenses to average net assets                                 1.76%         1.75%        1.75%        1.75%
Ratio of expenses to average net assets
     prior to expense limitation and expense paid indirectly            1.93%         1.97%        2.02%        4.10%
Ratio of net investment income to average net assets                    2.89%         3.30%        2.51%        3.65%
Ratio of net investment income to average net assets
     prior to expense limitation and expense paid indirectly            2.72%         3.08%        2.25%        1.30%
Portfolio turnover                                                        51%           85%          95%         212% (4)
___________________________________________________________________________________________________________________________________

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) Portfolio turnover is representative of the Fund for the entire year.


See accompanying notes


                                                              (continues)     23

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                             Year Ended
                                                                                _____________________________________   10/1/03 (1)
                                                                                                                            to
                                                                                  11/30/06    11/30/05     11/30/04     11/30/03
____________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                               $11.130     $11.040      $10.200      $ 9.950


Income from investment operations:

Net investment income (2)                                                            0.335       0.367        0.267        0.051
Net realized and unrealized gain on investments                                      1.552       0.079        0.889        0.199
                                                                                   _______     _______      _______      _______

Total from investment operations                                                     1.887       0.446        1.156        0.250
                                                                                   _______     _______      _______      _______
Less dividends and distributions from:

Net investment income                                                               (0.371)     (0.275)      (0.282)           -
Net realized gain on investments                                                    (0.066)     (0.081)      (0.034)           -
                                                                                   _______     _______      _______      _______

Total dividends and distributions                                                   (0.437)     (0.356)      (0.316)           -
                                                                                   _______     _______      _______      _______

Net asset value, end of period                                                     $12.580     $11.130      $11.040      $10.200
                                                                                   _______     _______      _______      _______


Total return (3)                                                                    17.46%       4.09%       11.53%        2.51%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                                           $269,274    $165,663      $82,083       $4,341
Ratio of expenses to average net assets                                              1.76%       1.75%        1.75%        1.75%
Ratio of expenses to average net assets
     prior to expense limitation and expense paid indirectly                         1.93%       1.97%        2.02%        4.10%
Ratio of net investment income to average net assets                                 2.89%       3.30%        2.52%        3.65%
Ratio of net investment income to average net assets
     prior to expense limitation and expense paid indirectly                         2.72%       3.08%        2.25%        1.30%
Portfolio turnover                                                                     51%         85%         95%          212% (4)
____________________________________________________________________________________________________________________________________

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) Portfolio turnover is representative of the Fund for the entire year.


See accompanying notes

Delaware Dividend Income Fund Class R


Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                             Year Ended
                                                                                _____________________________________   10/1/03 (1)
                                                                                                                            to
                                                                                  11/30/06    11/30/05     11/30/04     11/30/03
____________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                               $11.130     $11.040      $10.220       $9.950

Income from investment operations:

Net investment income (2)                                                            0.394       0.416        0.308        0.056
Net realized and unrealized gain on investments                                      1.551       0.078        0.879        0.214
                                                                                   _______     _______      _______      _______

Total from investment operations                                                     1.945       0.494        1.187        0.270
                                                                                   _______     _______      _______      _______

Less dividends and distributions from:

Net investment income                                                               (0.429)     (0.323)      (0.333)           -
Net realized gain on investments                                                    (0.066)     (0.081)      (0.034)           -
                                                                                   _______     _______      _______      _______

Total dividends and distributions                                                   (0.495)     (0.404)      (0.367)           -
                                                                                   _______     _______      _______      _______

Net asset value, end of period                                                     $12.580     $11.130      $11.040      $10.220
                                                                                   _______     _______      _______      _______


Total return (3)                                                                    18.06%       4.55%       11.86%        2.71%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                             $4,275      $1,429         $373           $3
Ratio of expenses to average net assets                                              1.26%       1.30%        1.35%        1.35%
Ratio of expenses to average net assets
     prior to expense limitation and expense paid indirectly                         1.53%       1.57%        1.62%        3.70%
Ratio of net investment income to average net assets                                 3.39%       3.75%        2.89%        4.05%
Ratio of net investment income to average net assets
     prior to expense limitation and expense paid indirectly                         3.12%       3.48%        2.62%        1.70%
Portfolio turnover                                                                     51%         85%          95%         212% (4)
____________________________________________________________________________________________________________________________________

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager and distributor. Performance would have been lower had the expense limitation not been in effect.

(4) Portfolio turnover is representative of the Fund for the entire year.


See accompanying notes


                                                              (continues)     25

Financial highlights


Delaware Dividend Income Fund Institutional Class


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      11/30/06    11/30/05    11/30/04    11/30/03     11/30/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                   $11.140     $11.050     $10.220      $9.030       $9.230

Income (loss) from investment operations:

Net investment income (1)                                                0.452       0.477       0.371       0.453        0.429
Net realized and unrealized gain (loss) on investments                   1.559       0.082       0.882       1.220       (0.196)
                                                                       _______     _______     _______     _______       ______

Total from investment operations                                         2.011       0.559       1.253       1.673        0.233
                                                                       _______     _______     _______     _______       ______

Less dividends and distributions from:

Net investment income                                                   (0.485)     (0.388)     (0.389)     (0.483)      (0.433)
Net realized gain on investments                                        (0.066)     (0.081)     (0.034)          -            -
                                                                       _______     _______     _______     _______       ______

Total dividends and distributions                                       (0.551)     (0.469)     (0.423)     (0.483)      (0.433)
                                                                       _______     _______     _______     _______       ______

Net asset value, end of period                                         $12.600     $11.140     $11.050     $10.220       $9.030
                                                                       _______     _______     _______     _______       ______


Total return (2)                                                        18.72%       5.16%      12.55%      19.56%        2.58%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                 $2,656        $941        $102      $3,879       $3,233
Ratio of expenses to average net assets                                  0.76%       0.75%       0.75%       0.75%        0.75%
Ratio of expenses to average net assets
     prior to expense limitation and expense paid indirectly             0.93%       0.97%       1.02%       1.75%        1.00%
Ratio of net investment income to average net assets                     3.89%       4.30%       3.49%       4.73%        4.71%
Ratio of net investment income to average net assets
     prior to expense limitation and expense paid indirectly             3.72%       4.08%       3.22%       3.73%        4.46%
Portfolio turnover                                                         51%         85%         95%        212%         188%
___________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager.
    Performance would have been lower had the expense limitation not been in effect.


See accompanying notes

Notes to financial statements


Delaware Dividend Income Fund

November 30, 2006

Delaware Group Equity Funds V (the "Trust") is organized as a Delaware statutory trust and offers three series: Delaware Dividend Income Fund, Delaware Small Cap Core Fund and Delaware Small Cap Value Fund. These financial statements and the related notes pertain to Delaware Dividend Income Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor commission on the purchase of those shares. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek to provide high current income and the potential for capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, Fair Value Measurements, (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes - The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Although the Fund's tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund's financial statements.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments(R) Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments(R) Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.


                                                              (continues)     27

Notes to financial statements


Delaware Dividend Income Fund


1. Significant Accounting Policies (continued)

Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of character of such distributions by the issuer. The financial statements reflect an estimate of the reclassification of the distribution character. The Fund declares and pays dividends from net investment income quarterly and distributions from net realized gain on investments, if any, annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $13,611 for the year ended November 30, 2006. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under the above arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as "expense paid indirectly."

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at a rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed 0.75% of average daily net assets through March 31, 2007.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Fund pays DSC a monthly fee computed at the annual rate of 0.04% of such Fund's average daily net assets for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of Class R shares. DDLP has contracted to waive distribution and service fees through March 31, 2007 in order to prevent distribution and service fees of Class A and Class R shares from exceeding 0.25% and 0.50%, respectively, of average daily net assets. Institutional Class shares pay no distribution and service expenses.

At November 30, 2006, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC                                $241,905
Dividend disbursing, transfer agent fees, accounting
     and administration fees and other expenses
     payable to DSC                                                      119,576
Distribution fee payable to DDLP                                         357,620
Other expenses payable to DMC and affiliates *                            14,547

* DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees' fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal, legal and tax services provided to the Fund by DMC and/or its affiliates' employees. For the year ended November 30, 2006, the Fund was charged $26,351 for internal legal and tax services provided by DMC and or its affiliates' employees.

For the year ended November 30, 2006, DDLP earned $357,104 for commissions on sales of the Fund's Class A shares. For the year ended November 30, 2006, DDLP received gross contingent deferred sales charge commissions of $108, $122,443, and $23,120 on redemption of the Fund's Class A, Class B, and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares.

Trustees' Fees and Benefits include expenses accrued by the Fund for each Trustee's retainer, per meeting fees and retirement benefits. Independent Trustees with over five years of uninterrupted service are eligible to participate in a retirement plan that provides for the payment of benefits upon retirement. The amount of the retirement benefit is determined based on factors set forth in the plan including the number of years of service. On November 16, 2006, the Board of Trustees of the Fund unanimously voted to terminate the retirement plan. Payments equal to the net present value of the earned benefits will be made in 2007 to those independent Trustees so entitled. The retirement benefit payout for the Fund is $82,474. Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

3. Investments

For the year ended November 30, 2006, the Fund made purchases of $433,658,948 and sales of $285,696,928 of investment securities other than short-term investments.

At November 30, 2006, the cost of investments for federal income tax purposes was $671,115,810. At November 30, 2006, net unrealized appreciation was $77,791,879 of which $84,046,270 related to unrealized appreciation of investments and $6,254,391 related to unrealized depreciation of investments.

4. Dividends and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended November 30, 2006 and 2005 was as follows:

                                                         Year Ended
                                                  11/30/06           11/30/05

Ordinary income                                 $21,284,131        $11,900,620
Long-term capital gain                            2,348,158            149,380
                                                ___________        ___________

Total                                           $23,632,289        $12,050,000
                                                ___________        ___________

5. Components of Net Assets on a Tax Basis

As of November 30, 2006, the components of net assets on a tax basis were as follows:

Shares of beneficial interest                                     $680,871,527
Undistributed ordinary income                                        4,713,130
Undistributed long-term capital gain                                 3,695,458
Capital loss carryforwards as of 11/30/06 *                        (14,985,672)
Unrealized appreciation of investments                              77,791,879
                                                                  ____________

Net assets                                                        $752,086,322
                                                                  ____________

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax treatment of market discount and premium on debt instruments and contingent payment debt instruments.

The undistributed earnings for Delaware Dividend Income Fund are estimated pending final notification of tax character of distributions received from investments in Real Estate Investment Trusts.

For Financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to market discount and premium on certain debt instruments and contingent payment debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended November 30, 2006, the Fund recorded the following reclassifications:

Undistributed net investment income                                   (410,140)
Accumulated net realized gain                                          284,748
Unrealized appreciation of investments **                             $125,392

 * The amount of this loss which can be utilized in subsequent years is subject to an annual limitation in accordance with the Internal Revenue Code due to the Fund merger with Lincoln Convertible Securities Fund in 2005.

** Adjustment to cost basis of securities.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. The Fund utilized $3,746,418 of capital loss carryforwards in 2006. Such capital loss carryforwards expire as follows: $6,921,228 expires in 2009 and $8,064,444 expires in 2010. The use of these losses are subject to an annual limitation in accordance with the Internal Revenue Code.

6. Capital Shares

Transactions in capital shares were as follows:

                                                            Year Ended
                                                      11/30/06        11/30/05
Shares sold:
     Class A                                        11,418,053       14,033,811
     Class B                                         1,845,212        2,744,286
     Class C                                         9,016,333        8,613,965
     Class R                                           228,242           96,885
     Institutional Class                               132,589           83,093

Shares issued upon reinvestment of
     dividends and distributions:
     Class A                                           909,798          467,873
     Class B                                           171,290           98,641
     Class C                                           515,139          268,682
     Class R                                             9,703            2,197
     Institutional Class                                 4,596            1,076
Shares issued from reorganization (1):                       -        7,705,509
                                                    __________       __________

                                                    24,250,955       34,116,018
                                                    __________       __________

Shares repurchased:
     Class A                                        (6,305,076)      (6,128,075)
     Class B                                        (1,038,106)        (554,170)
     Class C                                        (3,013,453)      (1,436,755)
     Class R                                           (26,556)          (4,499)
     Institutional Class                               (10,828)          (8,958)
                                                    __________       __________

                                                    (10,394,019)     (8,132,457)
                                                    __________       __________

Net increase                                         13,856,936      25,983,561
                                                    __________       __________

(1) See Note 7.

For the years ended November 30, 2006 and 2005, 136,491 Class B shares were converted to 136,372 Class A shares valued at $1,573,078 and 69,809 Class B shares were converted to 69,746 Class A shares valued at $779,637, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and in the Statements of Changes in Net Assets.


                                                              (continues)     29

Notes to financial statements


Delaware Dividend Income Fund


7. Fund Reorganization

On June 24, 2005, the Fund completed the acquisition of the net assets of Lincoln National Convertible Securities Fund, Inc. ("LNV Fund") pursuant to a plan of reorganization approved by the shareholders of LNV Fund at a reconvened Special Meeting of Shareholders held on June 16, 2005. The transaction, which was structured as a tax-free reorganization, entailed (i) the acquisition of all of the assets of LNV Fund by Delaware Dividend Income Fund in exchange for Class A shares of Delaware Dividend Income Fund and (ii) the pro rata distribution of such shares to LNV Fund's shareholders in exchange for their shares of LNV Fund. LNV Fund was a closed-end, diversified investment management company managed by Delaware Management Company. The net assets, net unrealized depreciation and accumulated realized losses of LNV Fund as of the close of business on June 24, 2005 were as follows:

                                            Net Unrealized        Accumulated
                          Net Assets         Depreciation      Net Realized Loss
                         ___________       ________________   __________________

Lincoln National
    Convertible
    Securities Fund      $85,145,873          $(100,624)         $(25,487,586)

The net assets of the Fund prior to the reorganization were $369,303,593.

8. Line of Credit

The Fund, along with certain other funds in the Delaware Investments(R) Family of Funds (the "Participants"), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of November 30, 2006, or at any time during the year then ended.

9. Credit and Market Risk

The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. At November 30, 2006, no securities have been determined to be illiquid under the Fund's Liquidity Procedures. Rule 144A securities have been identified on the Statement of Net Assets.

The Fund invests a portion of its assets in high yield fixed income securities, which carry ratings of BBB or lower by Standard & Poor's Ratings Group and/or Baa or lower by Moody's Investor Services, Inc. Investments in these higher-yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in real estate investment trusts (REITs) and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct holdings during the year ended November 30, 2006. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance ongoing operations.

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

11. Tax Information (Unaudited)

The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2006, the Fund designates distributions paid during the year as follows:

     (A)                   (B)
  Long-Term             Ordinary
Capital Gain              Income                Total                 (C)
Distributions         Distributions *       Distributions         Qualifying
 (Tax Basis)           (Tax Basis)           (Tax Basis)          Dividends (1)
_____________         ______________        _____________         _____________

     10%                   90%                  100%                   36%

(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on a percentage of the Fund's ordinary income distributions.

(1) Qualifying dividends represent dividends, which qualify for the corporate dividends received deduction.

* For the fiscal year ended November 30, 2006, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $21,284,131 to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.

Report of independent registered public accounting firm


To the Shareholders and Board of Trustees
Delaware Group Equity Funds V - Delaware Dividend Income Fund

We have audited the accompanying statement of net assets of Delaware Dividend Income Fund (one of the series constituting Delaware Group Equity Funds V) (the "Fund") as of November 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Dividend Income Fund of Delaware Group Equity Funds V at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.



                                                          /s/ Ernst & Young LLP



Philadelphia, Pennsylvania
January 16, 2007

Board of trustees/directors and officers addendum


Delaware Investments(R) Family of Funds


A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

                                                                                                   Number of
                                                                                               Portfolios in Fund       Other
     Name,                                                                                      Complex Overseen    Directorships
    Address,             Position(s)           Length of             Principal Occupation(s)       by Trustee          Held by
 and Birth Date       Held with Fund(s)       Time Served              During Past 5 Years         or Officer     Trustee or Officer
____________________________________________________________________________________________________________________________________

Interested Trustees
____________________________________________________________________________________________________________________________________

 Patrick P. Coyne (1)     Chairman,      Chairman and Trustee      Patrick P. Coyne has served in      83                None
2005 Market Street        President,     since August 16, 2006      various executive capacities
 Philadelphia, PA      Chief Executive                                  at different times at
      19103             Officer, and          President and           Delaware Investments. (2)
                           Trustee       Chief Executive Officer
  April 14, 1963                          since August 1, 2006
____________________________________________________________________________________________________________________________________

Independent Trustees
____________________________________________________________________________________________________________________________________

Thomas L. Bennett          Trustee               Since                Private Investor -               83                None
2005 Market Street                             March 2005            (March 2004-Present)
 Philadelphia, PA
      19103                                                          Investment Manager -
                                                                     Morgan Stanley & Co.
 October 4, 1947                                                  (January 1984-March 2004)
____________________________________________________________________________________________________________________________________

    John A. Fry            Trustee               Since                      President -                83             Director -
 2005 Market Street                           January 2001          Franklin & Marshall College                    Community Health
  Philadelphia, PA                                                      (June 2002-Present)                            Systems
       19103
                                                                    Executive Vice President -                         Director -
    May 28, 1960                                                   University of Pennsylvania                       Allied Barton
                                                                     (April 1995-June 2002)                       Security Holdings
____________________________________________________________________________________________________________________________________

  Anthony D. Knerr         Trustee               Since           Founder and Managing Director -       83                None
 2005 Market Street                            April 1990           Anthony Knerr & Associates
  Philadelphia, PA                                                    (Strategic Consulting)
       19103                                                              (1990-Present)

  December 7, 1938
____________________________________________________________________________________________________________________________________

 Lucinda S. Landreth       Trustee               Since              Chief Investment Officer -         83                None
 2005 Market Street                           March 2005                 Assurant, Inc.
  Philadelphia, PA                                                        (Insurance)
       19103                                                              (2002-2004)

   June 24, 1947
____________________________________________________________________________________________________________________________________

     Ann R. Leven          Trustee               Since                      Consultant -                  83           Director and
 2005 Market Street                         September 1989                ARL Associates                           Audit Committee
  Philadelphia, PA                                                        (1983-Present)                          Chairperson - Andy
       19103                                                                                                      Warhol Foundation

  November 1, 1940                                                                                                Director and Audit
                                                                                                                  Committee Member -
                                                                                                                    Systemax, Inc.
____________________________________________________________________________________________________________________________________

                                                                                                   Number of
                                                                                               Portfolios in Fund       Other
     Name,                                                                                      Complex Overseen    Directorships
    Address,             Position(s)           Length of             Principal Occupation(s)       by Trustee          Held by
 and Birth Date       Held with Fund(s)       Time Served              During Past 5 Years         or Officer     Trustee or Officer
____________________________________________________________________________________________________________________________________

Independent Trustees (continued)
____________________________________________________________________________________________________________________________________

Thomas F. Madison          Trustee               Since                 President and Chief             83             Director -
2005 Market Street                              May 1999               Executive Officer -                          Banner Health
 Philadelphia, PA                                                      MLM Partners, Inc.
      19103                                                        (Small Business Investing                          Director -
                                                                         and Consulting)                          CenterPoint Energy
February 25, 1936                                                    (January 1993-Present)
                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                 Digital River, Inc.

                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                        Rimage
                                                                                                                     Corporation

                                                                                                                  Director - Valmont
                                                                                                                   Industries, Inc.
____________________________________________________________________________________________________________________________________

 Janet L. Yeomans          Trustee               Since                    Vice President               83                None
2005 Market Street                             April 1999             (January 2003-Present)
 Philadelphia, PA                                                         and Treasurer
      19103                                                           (January 2006-Present)
                                                                          3M Corporation
  July 31, 1948

                                                                       Ms. Yeomans has held
                                                                   various management positions
                                                                   at 3M Corporation since 1983.
____________________________________________________________________________________________________________________________________

J. Richard Zecher          Trustee               Since                        Founder -                83         Director and Audit
2005 Market Street                             March 2005               Investor Analytics                        Committee Member -
 Philadelphia, PA                                                        (Risk Management)                        Investor Analytics
      19103                                                             (May 1999-Present)
                                                                                                                  Director and Audit
  July 3, 1940                                                                Founder -                           Committee Member -
                                                                      Sutton Asset Management                        Oxigene, Inc.
                                                                           (Hedge Fund)
                                                                      (September 1998-Present)
____________________________________________________________________________________________________________________________________

Officers
____________________________________________________________________________________________________________________________________

   David F. Connor     Vice President,    Vice President since     David F. Connor has served as       83                None (3)
 2005 Market Street    Deputy General      September 21, 2000        Vice President and Deputy
  Philadelphia, PA         Counsel,           and Secretary             General Counsel of
        19103           and Secretary             since                Delaware Investments
                                               October 2005                since 2000.

  December 2, 1963
____________________________________________________________________________________________________________________________________

  David P. O'Connor      Senior Vice      Senior Vice President, David P. O'Connor has served in       83                None (3)
 2005 Market Street       President,       General Counsel, and    various executive and legal
  Philadelphia, PA     General Counsel,     Chief Legal Officer   capacities at different times
       19103              and Chief               since              at Delaware Investments.
                        Legal Officer           October 2005

  February 21, 1966
____________________________________________________________________________________________________________________________________

  John J. O'Connor   Senior Vice President      Treasurer         John J. O'Connor has served in       83                None (3)
 2005 Market Street     and Treasurer             since             various executive capacities
  Philadelphia, PA                             February 2005             at different times at
       19103                                                             Delaware Investments.

   June 16, 1957

____________________________________________________________________________________________________________________________________

    Richard Salus          Senior            Chief Financial        Richard Salus has served in        83                None (3)
 2005 Market Street     Vice President        Officer since         various executive capacities
 Philadelphia, PA            and             November 1, 2006           at different times at
       19103           Chief Financial                                   Delaware Investments.
                           Officer

  October 4, 1963
____________________________________________________________________________________________________________________________________

(1) Patrick P. Coyne is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') investment advisor.

(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s')
    investment advisor, principal underwriter, and its transfer agent.

(3) David F. Connor, David P. O'Connor, John J. O'Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.
    John J. O'Connor also serves in a similar capacity for Lincoln Variable Insurance Products Trust, which has the same investment advisor as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization


This annual report is for the information of Delaware Dividend Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Dividend Income Fund and the Delaware Investments(R) Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


Board of trustees


Patrick P. Coyne

Chairman, President, and
Chief Executive Officer
Delaware Investments Family of
Funds Philadelphia, PA

Thomas L. Bennett

Private Investor
Rosemont, PA

John A. Fry

President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr

Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth

Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Ann R. Leven

Consultant
ARL Associates
New York, NY

Thomas F. Madison

President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans

Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher

Founder
Investor Analytics
Scottsdale, AZ


Affiliated officers


David F. Connor

Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

David P. O'Connor

Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

John J. O'Connor

Senior Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

Richard Salus

Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA


Contact information


Investment manager

Delaware Management Company, a series
of Delaware Management Business Trust
Philadelphia, PA

National distributor

Delaware Distributors, L.P.
Philadelphia, PA

Shareholder servicing, dividend
disbursing, and transfer agent

Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For shareholders

800 523-1918

For securities dealers and financial
institutions representatives only

800 362-7500

Web site

www.delawareinvestments.com

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund's Web site at http://www.delawareinvestments.com; and (iii) on the Commission's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's Web site at http://www.delawareinvestments.com; and (ii) on the Commission's Web site at http://www.sec.gov.

Get shareholder reports and prospectuses online instead of in the mail.

> Visit www.delawareinvestments.com/edelivery

Simplify your life.


Manage your investments online!

Get Account Access, the Delaware Investments(R) secure Web site that allows you to conduct your business online. Gain 24-hour access to your account and one of the highest levels of Web security available. You also get:

o Hassle-free investing - Make online purchases and redemptions at any time.

o Simplified tax processing - Automatically retrieve your Delaware Investments accounts' 1099 information and import it directly into your 1040 tax return. Available only with Turbo Tax(R) Online(SM) and Desktop software - www.turbotax.com.

o Less mail clutter - Get instant access to your fund materials online with Delaware eDelivery.

Register for Account Access today! Please visit us at www.delawareinvestments.com, select Individual Investors, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 Monday through Friday from 8:00 a.m. to 7:00 p.m., Eastern Time, for assistance with any questions.




[DELAWARE INVESTMENTS LOGO]












(1184)                                                       Printed in the USA
AR-129 [11/06] CGI 1/07                                    MF-06-12-013 PO11491

Annual Report                                     Delaware
                                                  Small Cap Value
                                                  Fund

                                                  November 30, 2006










                                                  Value equity fund






[DELAWARE INVESTMENTS LOGO]                       [LOGO] POWERED BY RESEARCH(R)

Table of contents


> Portfolio management review .................................................1

> Performance summary .........................................................4

> Disclosure of Fund expenses .................................................6

> Sector allocation & top 10 holdings .........................................7

> Statement of net assets .....................................................8

> Statement of operations ....................................................11

> Statements of changes in net assets ........................................12

> Financial highlights .......................................................13

> Notes to financial statements ..............................................18

> Report of independent registered public accounting firm ....................22

> Board of trustees/directors and officers addendum ..........................23

> About the organization .....................................................25













    Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

    Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2007 Delaware Distributors, L.P.

Portfolio management review


Delaware Small Cap Value Fund

November 30, 2006


The managers of Delaware Small Cap Value Fund provided the answers to the questions below as a review of the Fund's activities for the fiscal year that ended November 30, 2006. Please see pages 2 and 3 to learn more about the investment management team.

Q: Please discuss the investment environment during the year ended November 30, 2006.

A: The market climate was generally favorable for value investors during the year. Performance was led by more economically sensitive areas of the market, including basic industries and capital spending, as well as real estate investment trusts (REITs), whose strong performance was enhanced by their above-average yields (source: Russell Investment Company). The combined effects of higher energy prices and rising interest rates early in the period resulted in some volatility among consumer cyclical stocks, including auto parts and homebuilders. As a group, these were some of the weakest performers in the market.

In June, the U.S. Federal Reserve (Fed) raised short-term interest rates for the 17th consecutive time. This increase was part of the Fed's prolonged strategy to manage inflationary pressures. Following a very strong first quarter, pessimism gripped the markets through July as investors grappled with weakening economic data, interest rate uncertainty, and recessionary concerns.

Despite these headwinds, there was plenty of positive economic news, including reports of solid corporate profits and strong spending in the consumer, technology, utilities, and capital goods sectors. At its August meeting, the Fed decided to leave interest rates unchanged. The move was welcomed by investors, and coupled with falling gas prices contributed to a more favorable outlook and stronger stock market performance for the remainder of the period.

Although it appears that U.S. economic growth is indeed slowing, we believe that economic activity will remain relatively healthy and stable. At the same time, we expect a deceleration in the rate of corporate profit growth.

Q: How did the Fund perform relative to its benchmark index and peer group for the year ended November 30, 2006?

A: Class A shares of Delaware Small Cap Value Fund returned +16.26% at net asset value and +9.56% at their maximum offer price (both figures reflect all distributions reinvested). During the same year, the Fund's benchmark, the Russell 2000 Value Index, gained 21.47% and its peer group, as measured by the Lipper Small Cap Value Funds Average, returned +15.58% (source: Lipper, Inc.).

Q: What factors influenced performance?

A: It was a challenging year overall for small-cap value managers, as lower-quality companies and REITs were often among the market's top performers. The Fund held a smaller weighting than the benchmark index in REITs, based on our belief that the sector remains overpriced. Our underweight position relative to the benchmark had a negative impact on overall Fund performance.

We believe the general outperformance of companies with lower-quality financial health also contributed to the Fund's underperformance. We remain committed to investing in high-quality, undervalued companies that are generating strong cash flows and which we believe offer the potential for long-term appreciation.

During the year, we maintained overweight positions versus the index in basic industry and capital spending stocks, as well as the energy, technology, and healthcare sectors. However, we trimmed exposure to capital spending and energy during the period due to economic and valuation concerns. We also increased consumer services to a slightly heavier weighting than the index and maintained an underweight position in financial services and real estate.

Although sector weightings do influence performance, we are committed to conducting bottom-up research (in which we seek attractive companies first, with lesser emphasis on particular industries) and choosing investments one stock at a time. The small-cap universe is comprised of more than 2,000 companies, many of

The views expressed are current as of the date of this report and are subject to change.

                                                               (continues)     1

Portfolio management review


Delaware Small Cap Value Fund


these relatively new and unknown businesses. Therefore, uncovering quality investment opportunities requires a highly disciplined strategy. In order to identify those companies with the most attractive growth prospects, we employ exhaustive fundamental research.

We look for high-quality companies that generate sustainable revenues, maintain healthy balance sheets, and realize excess cash flow. We also evaluate each company's management, its product pipeline, and its competition. We also aim to avoid large positions in any single company, thereby minimizing the effects of an underperformer on the portfolio.

Q: What holdings contributed positively to performance?

A: Chaparral Steel, a manufacturer of steel beams used in non-residential construction, generated strong performance for the Fund during the period. Previously a division of Texas Industries, the company was spun off in 2005. Chaparral has generated significant cash and may have the ability to lower debt levels substantially. The company has also recently initiated a dividend, authorized a share repurchase, and is benefiting from increased demand for steel.

Another strong performer was Brocade Communications Systems, a company that provides sophisticated systems for storing and managing large amounts of electronic data. In our opinion, the stock reached a valuation at which it was appropriate to realize profits by selling a portion of our holdings. We sold some of our Brocade position late in the fiscal year.

Albemarle Corporation, a leading producer of bromine-based flame retardants, was also a noteworthy contributor. The company benefited from an increase in prices for its products, which contributed to higher profits during the period. The company is paying down debt and currently benefiting from strong free cash flow.

Merger and acquisition activity was robust during the fiscal year, a trend that is expected to continue. Delaware Small Cap Value Fund gained from several such transactions, including Motorola's acquisition of Symbol Technologies. The Fund sold its Symbol position shortly after Motorola announced the acquisition.

Q: What issues detracted from performance?

A: The Fund's position in specialty retailer Pier 1 Imports suffered considerably during the year. Anticipated improvement in customer traffic failed to materialize and we sold our position in Pier 1 Imports. Par Pharmaceuticals, a generic drug maker, also hurt Fund performance and we eliminated our position in July as our outlook for the company changed. Challenged by legal issues, the company posted weaker than expected financials.

Despite negative returns, we held our position in Alpha Natural Resources, a leading coal producer in central Appalachia. Although coal prices have risen substantially, production costs have also increased considerably. The company's margins were therefore not as strong as expected, although we think the stock remains attractive, keeping in mind the general increase in energy consumption in the U.S. We remain optimistic that production improvements and cost-management measures have the potential to lead the stock to higher valuations over time.

Investment Management Team

Christopher S. Beck, CFA
Senior Vice President, Senior Portfolio Manager

Mr. Beck, who joined Delaware Investments in 1997, leads the firm's Small/Mid-Cap Value team. Previously, he served as a vice president at Pitcairn Trust from 1995 to 1997, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the University of Delaware from 1992 to 1995 and held management positions during his seven years at Cypress Capital Management and four years at Wilmington Trust. Mr. Beck earned a bachelor's degree at the University of Delaware and an MBA from Lehigh University, and he is a member of the CFA Society of Philadelphia.

Michael E. Hughes, CFA
Vice President, Senior Equity Analyst

Mr. Hughes is responsible for the analysis, purchase, and sale recommendations of consumer staples, healthcare, and technology securities for the firm's Small-Cap Value and Mid-Cap Value portfolios. Prior to joining Delaware Investments in 2002, Mr. Hughes was a vice president of equity research at Raymond James & Associates and a limited partner of equity research at J.C. Bradford. He received a bachelor's degree in finance from Siena College and an MBA from Vanderbilt University.

Kent P. Madden, CFA
Equity Analyst

Mr. Madden is responsible for equity research of consumer services, consumer cyclicals, transportation, and business services stocks for the firm's Small-Cap Value and Mid-Cap Value portfolios. Prior to joining Delaware Investments in 2004, he was an equity analyst at Gartmore Global Investments, where he specialized in technology and telecommunications. He has also worked as an equity analyst for Federated Investors, where he gained experience covering small-capitalization consumer stocks, and Lehman Brothers as a corporate finance analyst. Mr. Madden holds a bachelor's degree in economics from DePauw University and an MBA from the University of Chicago.

Kelley A. McKee, CFA
Equity Analyst

Ms. McKee joined Delaware Investments in July 2005 as an equity analyst for the firm's Small-Cap Value and Mid-Cap Value portfolios, where she assists the portfolio manager with financial modeling and coverage of various sectors. For the three years prior, she participated in Lincoln Financial Group's rotational Professional Development Program. Ms. McKee earned a bachelor's degree in finance from Georgetown University.

Performance summary


Delaware Small Cap Value Fund


The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting www.delawareinvestments.com/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Small Cap Value Fund prospectus contains this and other important information about the Fund. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

Fund performance

Average annual total returns
Through November 30, 2006            1 year     5 years    10 years    Lifetime
________________________________________________________________________________

Class A (Est. 6-24-87)
Excluding sales charge               +16.26%   +16.31%    +12.67%     +13.65%
Including sales charge                +9.56%   +14.94%    +12.01%     +13.30%
________________________________________________________________________________

Class B (Est. 9-6-94)
Excluding sales charge               +15.38%   +15.49%    +12.04%     +12.57%
Including sales charge               +11.38%   +15.24%    +12.04%     +12.57%
________________________________________________________________________________

Class C (Est. 11-29-95)
Excluding sales charge               +15.39%   +15.49%    +11.89%     +12.56%
Including sales charge               +14.39%   +15.49%    +11.89%     +12.56%
________________________________________________________________________________

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30% of average daily net assets, but such fee is currently subject to a contractual cap of 0.25% of average daily net assets through March 31, 2007.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1% of average daily net assets. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1% of average daily net assets.

The average annual returns for the one-year and lifetime (since June 2, 2003) periods ended November 30, 2006 for the Delaware Small Cap Value Fund Class R shares were 15.97% and 19.76%, respectively. Class R shares were first made available on June 2, 2003 and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.60% of average daily net assets, but such fee is currently subject to a contractual cap of 0.50% of average daily net assets through March 31, 2007.

The average annual total returns for the 1-year, 5-year, 10-year, and lifetime (since June 24, 1987) periods ended November 30, 2006 for Delaware Small Cap Value Fund Institutional Class shares were +16.56%, +16.64%, +13.01%, and +13.90%, respectively. Institutional Class shares were first made available on November 9, 1992 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to November 9, 1992 is based on Class A performance and was adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares.

The performance table above and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fund basics

As of November 30, 2006

________________________________________________________________________________

Fund objective
________________________________________________________________________________

The Fund seeks capital appreciation.

________________________________________________________________________________

Total Fund net assets
________________________________________________________________________________

$791 million

________________________________________________________________________________

Number of holdings
________________________________________________________________________________

121

________________________________________________________________________________

Fund start date
________________________________________________________________________________

June 24, 1987

________________________________________________________________________________

                                   Nasdaq symbols               CUSIPs
________________________________________________________________________________

Class A                            DEVLX                        246097109
Class B                            DEVBX                        246097307
Class C                            DEVCX                        246097406
Class R                            DVLRX                        246097505
Institutional Class                DEVIX                        246097208


Performance of a $10,000 Investment
November 30, 1996 through November 30, 2006


[PERFORMANCE OF A $10,000 INVESTMENT LINE GRAPH]

Chart assumes $10,000 invested on November 30, 1996 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The chart also assumes $10,000 invested in the Russell 2000 Value Index on November 30, 1996.

Funds that invest in small and/or medium-sized company stocks typically involve greater risk, particularly in the short term, than those investing in larger, more established companies.

Performance of other Fund classes will vary due to different charges and expenses.

The Russell 2000 Value Index generally measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Disclosure of Fund expenses


For the period June 1, 2006 to November 30, 2006

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2006 to November 30, 2006.

Actual Expenses

The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund's actual expenses shown in the table reflect fee waivers in effect, as applicable. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Small Cap Value Fund

Expense Analysis of an Investment of $1,000

                                                                    Expenses
                           Beginning    Ending                    Paid During
                            Account     Account     Annualized       Period
                             Value       Value       Expense        6/1/06 to
                             6/1/06     11/30/06      Ratios        11/30/06 *
________________________________________________________________________________

Actual Fund Return

Class A                    $1,000.00   $1,066.80       1.43%         $ 7.41
Class B                     1,000.00    1,062.90       2.18%          11.27
Class C                     1,000.00    1,062.70       2.18%          11.27
Class R                     1,000.00    1,065.40       1.68%           8.70
Institutional Class         1,000.00    1,068.10       1.18%           6.12
________________________________________________________________________________

Hypothetical 5% Return (5% return before expenses)

Class A                    $1,000.00   $1,017.90       1.43%         $ 7.23
Class B                     1,000.00    1,014.14       2.18%          11.01
Class C                     1,000.00    1,014.14       2.18%          11.01
Class R                     1,000.00    1,016.65       1.68%           8.49
Institutional Class         1,000.00    1,019.15       1.18%           5.97
________________________________________________________________________________

* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Sector allocation & top 10 holdings


Delaware Small Cap Value Fund

As of November 30, 2006


Sector designations may be different than the sector designations presented in other Fund materials.

                                                                     Percentage
Sector                                                             of Net Assets
________________________________________________________________________________

Common Stock                                                           97.77%

Basic Industry                                                         13.22%
Business Services                                                       1.83%
Capital Spending                                                        6.24%
Consumer Cyclical                                                       2.70%
Consumer Services                                                      13.36%
Consumer Staples                                                        3.00%
Energy                                                                  6.10%
Financial Services                                                     18.68%
Health Care                                                             6.30%
Real Estate                                                             5.07%
Technology                                                             14.22%
Transportation                                                          3.49%
Utilities                                                               3.56%
________________________________________________________________________________

Repurchase Agreements                                                   2.89%
________________________________________________________________________________

Securities Lending Collateral                                           8.44%

Fixed Rate Notes                                                        0.87%
Variable Rate Notes                                                     7.57%
________________________________________________________________________________

Total Market Value of Securities                                      109.10%
________________________________________________________________________________

Obligation to Return Securities Lending Collateral                     (8.44%)
________________________________________________________________________________

Liabilities Net of Receivables and Other Assets                        (0.66%)
________________________________________________________________________________

Total Net Assets                                                      100.00%
________________________________________________________________________________


Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.


                                                                     Percentage
Top 10 Holdings                                                    of Net Assets
________________________________________________________________________________

Colonial BancGroup                                                      1.48%
Brandywine Realty Trust                                                 1.42%
Whiting Petroleum                                                       1.42%
Berkley (W.R.)                                                          1.37%
Emulex                                                                  1.37%
Wabtec                                                                  1.33%
Bank of Hawaii                                                          1.32%
Newfield Exploration                                                    1.25%
W-H Energy Services                                                     1.24%
Crown Holdings                                                          1.21%
________________________________________________________________________________

Statement of net assets


Delaware Small Cap Value Fund

November 30, 2006

                                                Number of           Market
                                                 Shares              Value
________________________________________________________________________________

Common Stock - 97.77%
________________________________________________________________________________

Basic Industry - 13.22%
     Albemarle                                     129,000      $   8,996,460
   + Alpha Natural Resources                       250,500          3,945,375
     Arch Coal                                     160,200          5,751,180
     Bowater                                       253,400          5,524,120
     Chaparral Steel                               155,800          7,244,700
     Crane                                         167,600          6,385,560
   + Crown Holdings                                465,700          9,593,420
     FMC                                           104,500          7,406,960
   + Griffon                                       202,860          4,836,182
     IPSCO                                          88,800          9,086,904
   * MacDermid                                     235,900          7,702,135
  *+ PolyOne                                       614,000          4,715,520
     Spartech                                      212,700          6,363,984
   * Texas Industries                               86,700          5,917,275
     Valspar                                       213,900          5,984,922
     Westlake Chemical                             155,100          5,079,525
                                                                _____________

                                                                  104,534,222
                                                                _____________

Business Services - 1.83%
     Brink's                                       162,300          9,111,522
  *+ United Stationers                             115,859          5,373,540
                                                                _____________

                                                                   14,485,062
                                                                _____________

Capital Spending - 6.24%
   + Casella Waste Systems                         345,700          3,771,587
     Gibraltar Industries                          203,314          4,454,610
     Harsco                                         98,800          7,709,364
   + Insituform Technologies Class A               119,000          3,060,680
   * Mueller Industries                            187,900          6,407,390
     Mueller Water Products Class A                213,700          3,312,350
     Timken                                        171,900          5,112,306
   * Wabtec                                        319,000         10,479,150
     Walter Industries                             103,900          4,996,551
                                                                _____________

                                                                   49,303,988
                                                                _____________

Consumer Cyclical - 2.70%
   * Beazer Homes USA                              139,100          6,351,306
     Furniture Brands International                153,800          2,648,436
   * KB HOME                                        72,800          3,763,032
   * MDC Holdings                                   97,400          5,564,462
   + WCI Communities                               163,600          3,039,688
                                                                _____________

                                                                   21,366,924
                                                                _____________

Consumer Services - 13.36%
     Applebee's International                      322,800          7,343,700
   * Belo Class A                                  237,300          4,318,860
     Borders Group                                 325,700          7,458,530
   * Cato Class A                                  326,300          7,746,362
  *+ CEC Entertainment                             201,500          8,021,715
   + Dollar Tree Stores                            245,000          7,352,450
   * Kenneth Cole Productions Class A              126,900          3,032,910
  *+ Lenox Group                                    92,600            564,860
   * Men's Wearhouse                               143,100          5,480,730
     Meredith                                      128,700          6,962,670
     PETsMART                                      170,300          5,037,474
     Ross Stores                                   238,100          7,378,719
   * Stage Stores                                  224,500          7,417,480
   * Thor Industries                               111,800          5,060,068
   + Timberland                                     83,000          2,593,750
     Tuesday Morning                               233,900          4,116,640
   * Wolverine World Wide                          224,350          6,519,611
   + Zale                                          298,300          9,178,691
                                                                _____________

                                                                  105,585,220
                                                                _____________

Consumer Staples - 3.00%
     American Greetings Class A                    227,200          5,409,632
     Bunge Limited                                  65,700          4,631,850
   + Constellation Brands                          244,200          6,832,716
     Del Monte Foods                               607,200          6,855,288
                                                                _____________

                                                                   23,729,486
                                                                _____________

Energy - 6.10%
   + Grey Wolf                                     745,100          5,275,308
   + Newfield Exploration                          198,700          9,889,299
     Southwest Gas                                 195,600          7,342,824
  *+ TODCO                                         118,800          4,753,188
  *+ W-H Energy Services                           204,900          9,783,975
   + Whiting Petroleum                             233,500         11,208,000
                                                                _____________

                                                                   48,252,594
                                                                _____________

Financial Services - 18.68%
   * Bank of Hawaii                                202,200         10,439,586
     BankUnited Financial Class A                  283,600          7,231,800
     Berkley (W.R.)                                309,200         10,843,644
   * Boston Private Financial Holdings             289,300          7,854,495
     Colonial BancGroup                            479,100         11,690,041
   * First Midwest Bancorp                         131,400          4,894,650
     First Republic Bank                           230,400          9,243,648
   * Greater Bay Bancorp                           298,200          7,675,668
   * Harleysville Group                            124,300          4,420,108
   * Independent Bank                               87,300          2,999,628
   * Infinity Property & Casualty                  143,500          6,479,025
  *+ KBW                                            13,500            359,505
     MAF Bancorp                                   150,000          6,598,500
     NBT Bancorp                                   143,600          3,554,100
   * Ohio Casualty                                 263,200          7,688,072
     Platinum Underwriters Holdings                266,200          8,100,466
     Protective Life                               137,900          6,511,638
     Provident Bankshares                          233,000          8,590,710
     StanCorp Financial Group                      148,500          6,743,385
     Sterling Financial                            229,868          7,712,070
   + Triad Guaranty                                150,400          8,091,520
                                                                _____________

                                                                  147,722,259
                                                                _____________

Health Care - 6.30%
     Arrow International                           188,700          6,593,178
   + Community Health Systems                      164,500          5,757,500
   * Owens & Minor                                 223,600          6,938,308
   + Pediatrix Medical Group                       190,900          9,191,835
     Service Corp International                    831,200          8,203,944
     STERIS                                        267,100          6,875,154
     Universal Health Services Class B             112,900          6,233,209
                                                                _____________

                                                                   49,793,128
                                                                _____________

                                                Number of           Market
                                                 Shares              Value
________________________________________________________________________________

Common Stock (continued)
________________________________________________________________________________

Real Estate - 5.07%
   * Ashford Hospitality Trust                     400,200      $   5,250,624
     Brandywine Realty Trust                       318,937         11,210,636
     Camden Property Trust                         108,600          8,658,678
   * Education Realty Trust                        184,900          2,908,477
   * Highland Hospitality                          401,300          5,690,434
   * Washington Real Estate
          Investment Trust                         149,100          6,391,917
                                                                _____________

                                                                   40,110,766
                                                                _____________

Technology - 14.22%
     Acxiom                                        321,400          8,009,288
   + BEA Systems                                   636,400          8,763,228
   + Bell Microproducts                            387,000          2,662,560
   + Brocade Communications
          Systems                                  498,200          4,608,350
  *+ Checkpoint Systems                            265,600          5,094,208
   + CommScope                                     291,200          8,785,504
   + Compuware                                   1,130,300          9,483,217
   + Emulex                                        517,900         10,808,573
   + Entegris                                      454,800          4,848,168
  *+ Insight Enterprises                           230,400          4,631,040
   + NETGEAR                                       188,300          4,895,800
  *+ Parametric Technology                         482,400          9,339,264
  *+ Premiere Global Services                      665,100          5,420,565
   * QAD                                           242,800          1,990,960
  *+ Sybase                                        319,800          7,656,012
   + Synopsys                                      310,100          7,923,055
     Technitrol                                    274,000          7,529,520
                                                                _____________

                                                                  112,449,312
                                                                _____________

Transportation - 3.49%
     Alexander & Baldwin                           192,200          8,485,630
   + Kirby                                         225,200          8,116,208
  *+ Saia                                           88,000          2,181,520
     SkyWest                                       197,400          4,982,376
   + YRC Worldwide                                  97,800          3,789,750
                                                                _____________

                                                                   27,555,484
                                                                _____________

Utilities - 3.56%
     Black Hills                                   110,100          3,931,671
  *+ El Paso Electric                              275,600          6,845,904
   * FairPoint Communications                      227,200          4,196,384
   * Otter Tail                                    181,700          5,585,458
     PNM Resources                                 247,000          7,582,900
                                                                _____________

                                                                   28,142,317
                                                                _____________
Total Common Stock
   (cost $577,329,225)                                            773,030,762
                                                                _____________


                                                 Principal
                                                   Amount
________________________________________________________________________________

Repurchase Agreements - 2.89%
________________________________________________________________________________

     With BNP Paribas 5.26%
          12/1/06 (dated 11/30/06,
          to be repurchased at
          $10,085,473, collateralized
          by $10,363,000 U.S. Treasury
          Notes 2.75% due 8/15/07,
          market value $10,293,179)            $10,084,000         10,084,000
     With Cantor Fitzgerald 5.26%
          12/1/06 (dated 11/30/06,
          to be repurchased at
          $6,150,899, collateralized
          by $4,987,000 U.S. Treasury
          Bills due 12/28/06, market
          value $4,968,615 and
          $1,280,000 U.S. Treasury
          Notes 6.25% due 2/15/07,
          market value $1,306,181)               6,150,000          6,150,000
     With UBS Warburg 5.26%
          12/1/06 (dated 11/30/06,
          to be repurchased at
          $6,649,971, collateralized
          by $6,949,000 U.S. Treasury
          Bills due 5/24/07, market
          value $6,786,068)                      6,649,000          6,649,000
                                                                _____________

Total Repurchase Agreements
     (cost $22,883,000)                                            22,883,000
                                                                _____________

Total Market Value of Securities Before
     Securities Lending Collateral - 100.66%
     (cost $600,212,225)                                          795,913,762
                                                                _____________

________________________________________________________________________________

Securities Lending Collateral ** - 8.44%
________________________________________________________________________________

Short-Term Investments - 8.44%
Fixed Rate Notes - 0.87%
     Citigroup Global Markets
          5.32% 12/1/06                          4,071,800          4,071,800
     Credit Suisse First Boston
          5.29% 12/13/06                         2,827,957          2,827,957
                                                                _____________

                                                                    6,899,757
                                                                _____________

~ Variable Rate Notes - 7.57%
     American Honda Finance
          5.32% 2/21/07                          1,817,972          1,817,972
     ANZ National 5.32% 12/31/07                   403,994            403,994
     Australia New Zealand
          5.32% 12/31/07                         2,019,969          2,019,969
     Bank of America 5.32% 2/23/07               2,625,960          2,625,960
     Bank of New York
          5.31% 12/31/07                         1,615,976          1,615,976
     Barclays New York
          5.31% 5/18/07                          2,625,960          2,625,960
     Bayerische Landesbank
          5.37% 12/31/07                         2,019,969          2,019,969


                                                               (continues)     9

Statement of net assets


Delaware Small Cap Value Fund


                                                 Principal          Market
                                                   Amount            Value
________________________________________________________________________________

Securities Lending Collateral (continued)
________________________________________________________________________________

~ Variable Rate Notes (continued)
     Bear Stearns 5.38% 5/31/07                 $2,423,963       $  2,423,963
     BNP Paribas 5.35% 12/31/07                  2,019,969          2,019,969
     Canadian Imperial Bank
          5.30% 12/31/07                         1,009,985          1,009,985
     CDC Financial Products
          5.36% 1/2/07                           2,625,960          2,625,960
     Citigroup Global Markets
          5.38% 12/7/06                          2,625,960          2,625,960
     Commonwealth Bank
          5.32% 12/31/07                         2,019,969          2,019,969
     Deutsche Bank London
          5.34% 2/23/07                          2,423,963          2,423,963
     Dexia Bank 5.33% 9/28/07                    2,827,860          2,827,402
     Goldman Sachs
          5.45% 11/30/07                         2,625,960          2,625,960
     Marshall & Ilsley Bank
          5.30% 12/31/07                         2,221,966          2,221,966
     Merrill Lynch Mortgage Capital
          5.41% 1/8/07                           2,625,960          2,625,960
     Morgan Stanley
          5.49% 12/31/07                         2,625,960          2,625,960
     National Australia Bank
          5.29% 3/7/07                           2,504,762          2,504,762
     National City Bank
          5.32% 3/2/07                           2,424,179          2,424,405
     National Rural Utilities
          5.31% 12/31/07                         3,191,551          3,191,551
     Nordea Bank New York
          5.31% 5/16/07                          1,009,960          1,009,960
     Nordea Bank Norge
          5.33% 12/31/07                         2,020,015          2,019,969
     Royal Bank of Scotland
          5.31% 12/31/07                         2,019,969          2,019,969
     Societe Generale
          5.29% 12/31/07                         1,009,985          1,009,985
     Toronto Dominion
          5.32% 5/29/07                          2,423,963          2,423,963
     Wells Fargo 5.33% 12/31/07                  2,019,969          2,019,969
                                                                 ____________

                                                                   59,831,350
                                                                 ____________

Total Securities Lending Collateral
     (cost $66,731,107)                                            66,731,107
                                                                _____________

Total Market Value of Securities - 109.10%
     (cost $666,943,332)                                          862,644,869 !

Obligation to Return Securities Lending
     Collateral ** - (8.44%)                                     (66,731,107)

Liabilities Net of Receivables and
     Other Assets - (0.66%)                                       (5,243,454)
                                                                _____________

Net Assets Applicable to 19,280,361
     Shares Outstanding - 100.00%                                $790,670,308
                                                                 ____________

Net Asset Value - Delaware Small Cap Value Fund
     Class A ($493,192,785 / 11,752,383 Shares)                        $41.97
                                                                       ______

Net Asset Value - Delaware Small Cap Value Fund
     Class B ($94,494,976 / 2,431,687 Shares)                          $38.86
                                                                       ______

Net Asset Value - Delaware Small Cap Value Fund
     Class C ($145,385,501 / 3,742,947 Shares)                         $38.84
                                                                       ______

Net Asset Value - Delaware Small Cap Value Fund
     Class R ($20,563,588 / 494,926 Shares)                            $41.55
                                                                       ______

Net Asset Value - Delaware Small Cap Value Fund
     Institutional Class ($37,033,458 / 858,418 Shares)                $43.14
                                                                       ______

Components of Net Assets at November 30, 2006:

Shares of beneficial interest
     (unlimited authorization - no par)                          $532,284,056
Accumulated net realized gain on investments                       62,684,715
Net unrealized appreciation of investments                        195,701,537
                                                                 ____________

Total net assets                                                 $790,670,308
                                                                 ____________


 + Non-income producing security for the year ended November 30, 2006.

 * Fully or partially on loan.

 ~ Variable rate security. The interest rate shown is the rate as of November
   30, 2006.

** See Note 8 in "Notes to Financial Statements."

 ! Includes $66,528,821 of securities loaned.


Net Asset Value and Offering Price per Share -
     Delaware Small Cap Value Fund

Net asset value Class A (A)                                               $41.97
Sales charge (5.75% of offering price) (B)                                  2.56
                                                                          ______

Offering price                                                            $44.53
                                                                          ______


(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.


See accompanying notes

Statement of operations


Delaware Small Cap Value Fund

Year Ended November 30, 2006


Investment Income:

    Dividends                                                                  $7,802,159
    Interest                                                                    1,835,818
    Securities lending income                                                     185,550
    Foreign tax withheld                                                           (6,100)   $  9,817,427
                                                                               __________    ____________


Expenses:

     Management fees                                                            5,593,161
     Distribution expenses - Class A                                            1,400,483
     Distribution expenses - Class B                                            1,031,056
     Distribution expenses - Class C                                            1,406,397
     Distribution expenses - Class R                                               97,607
     Dividend disbursing and transfer agent fees and expenses                   2,126,852
     Accounting and administration expenses                                       305,324
     Reports and statements to shareholders                                       175,791
     Trustees' fees and benefits                                                  138,733
     Registration fees                                                            100,276
     Legal fees                                                                    90,837
     Audit and tax                                                                 43,343
     Custodian fees                                                                29,443
     Insurance fees                                                                28,875
     Consulting fees                                                               23,645
     Dues and services                                                              9,274
     Pricing fees                                                                   2,752
     Trustees expenses                                                              2,548      12,606,397
                                                                               __________
     Less waiver of distribution expenses - Class A                                              (161,878)
     Less waiver of distribution expenses - Class R                                               (16,188)
     Less expenses paid indirectly                                                                 (3,051)
                                                                                             ____________

     Total expenses                                                                            12,425,280
                                                                                             ____________

Net Investment Loss                                                                            (2,607,853)
                                                                                             ____________


Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:

     Net realized gain (loss) on:
          Investments                                                                          65,387,973
          Foreign currencies                                                                         (301)
                                                                                             ____________

     Net realized gain                                                                         65,387,672
     Net change in unrealized appreciation/depreciation of investments                         48,589,690
                                                                                             ____________

Net Realized and Unrealized Gain on Investments                                               113,977,362
                                                                                             ____________


Net Increase in Net Assets Resulting from Operations                                         $111,369,509
                                                                                             ____________


See accompanying notes



Statements of changes in net assets


Delaware Small Cap Value Fund




                                                                                                         Year Ended
                                                                                               11/30/06            11/30/05


Increase (Decrease) in Net Assets from Operations:

     Net investment loss                                                                    $  (2,607,853)       $  (2,407,279)
     Net realized gain on investments and foreign currencies                                   65,387,672           57,318,859
     Net change in unrealized appreciation/depreciation of investments                         48,589,690            5,620,978
                                                                                            _____________        _____________

     Net increase in net assets resulting from operations                                     111,369,509           60,532,558
                                                                                            _____________        _____________

Dividends and Distributions to Shareholders from:

     Net realized gain on investments:
          Class A                                                                             (32,439,821)         (31,763,824)
          Class B                                                                              (8,943,393)         (13,514,764)
          Class C                                                                             (10,293,335)          (8,240,031)
          Class R                                                                                (867,999)            (548,342)
          Institutional Class                                                                  (2,440,490)          (2,698,187)
                                                                                            _____________        _____________

                                                                                              (54,985,038)         (56,765,148)
                                                                                            _____________        _____________

Capital Share Transactions:

     Proceeds from shares sold:
          Class A                                                                             125,942,610          169,715,275
          Class B                                                                               6,039,544           14,236,482
          Class C                                                                              32,923,286           63,480,297
          Class R                                                                              12,295,960            8,843,862
          Institutional Class                                                                  13,937,387           14,240,093

     Net asset value of shares issued upon reinvestment of dividends and distributions:
          Class A                                                                              30,500,487           29,903,497
          Class B                                                                               8,309,204           12,427,282
          Class C                                                                               9,675,322            7,549,508
          Class R                                                                                 865,472              548,342
          Institutional Class                                                                   2,425,287            2,698,187
                                                                                            _____________        _____________

                                                                                              242,914,559          323,642,825
                                                                                            _____________        _____________

     Cost of shares repurchased:
          Class A                                                                            (109,663,657)         (65,214,888)
          Class B                                                                             (36,107,010)         (24,899,314)
          Class C                                                                             (26,385,778)         (18,127,279)
          Class R                                                                              (4,587,529)          (3,578,256)
          Institutional Class                                                                 (13,595,454)         (10,142,609)
                                                                                            _____________        _____________

                                                                                             (190,339,428)        (121,962,346)
                                                                                            _____________        _____________

Increase in net assets derived from capital share transactions                                 52,575,131          201,680,479
                                                                                            _____________        _____________

Net Increase in Net Assets                                                                    108,959,602          205,447,889


Net Assets:

     Beginning of year                                                                        681,710,706          476,262,817
                                                                                            _____________        _____________

     End of year (there was no undistributed net investment income at either year end)      $ 790,670,308        $ 681,710,706
                                                                                            _____________        _____________


See accompanying notes



Financial highlights


Delaware Small Cap Value Fund Class A


Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                           Year Ended
                                                               ____________________________________________________________________

                                                               11/30/06       11/30/05       11/30/04       11/30/03       11/30/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                            $39.110        $39.640        $35.220        $27.120        $29.350

Income (loss) from investment operations:

Net investment loss (1)                                          (0.047)        (0.075)        (0.105)        (0.136)        (0.060)
Net realized and unrealized gain on investments                   5.960          4.170          6.879          9.079          0.574
                                                                _______        _______        _______        _______        _______

Total from investment operations                                  5.913          4.095          6.774          8.943          0.514
                                                                _______        _______        _______        _______        _______
Less dividends and distributions:

From net realized gain on investments                            (3.053)        (4.625)        (2.354)        (0.843)        (2.744)
                                                                _______        _______        _______        _______        _______

Total dividends and distributions                                (3.053)        (4.625)        (2.354)        (0.843)        (2.744)
                                                                _______        _______        _______        _______        _______

Net asset value, end of period                                  $41.970        $39.110        $39.640        $35.220        $27.120
                                                                _______        _______        _______        _______        _______

Total return (2)                                                 16.26%         11.42%         20.52%         34.17%          1.60%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                        $493,193       $409,567       $270,332       $240,322       $180,696
Ratio of expenses to average net assets                           1.41%          1.44%          1.54%          1.63%          1.63%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly       1.44%          1.44%          1.54%          1.63%          1.63%
Ratio of net investment loss to average net assets               (0.12%)        (0.20%)        (0.30%)        (0.47%)        (0.21%)
Ratio of net investment loss to average net assets
   prior to expense limitation and expenses paid indirectly      (0.15%)        (0.20%)        (0.30%)        (0.47%)        (0.21%)
Portfolio turnover                                                  36%            33%            35%            42%            47%
___________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes



                                                              (continues)     13

Financial highlights


Delaware Small Cap Value Fund Class B


Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                           Year Ended
                                                               ____________________________________________________________________

                                                               11/30/06       11/30/05       11/30/04       11/30/03      11/30/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                            $36.690        $37.690        $33.820        $26.260        $28.680

Income (loss) from investment operations:

Net investment loss (1)                                          (0.306)        (0.311)        (0.334)        (0.327)        (0.252)
Net realized and unrealized gain on investments                   5.529          3.936          6.558          8.730          0.576
                                                                _______        _______        _______        _______        _______

Total from investment operations                                  5.223          3.625          6.224          8.403          0.324
                                                                _______        _______        _______        _______        _______

Less dividends and distributions from:

Net realized gain on investments                                 (3.053)        (4.625)        (2.354)        (0.843)        (2.744)
                                                                _______        _______        _______        _______        _______

Total dividends and distributions                                (3.053)        (4.625)        (2.354)        (0.843)        (2.744)
                                                                _______        _______        _______        _______        _______

Net asset value, end of period                                  $38.860        $36.690        $37.690        $33.820        $26.260
                                                                _______        _______        _______        _______        _______

Total return (2)                                                 15.38%         10.68%         19.69%         33.21%          0.91%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                         $94,495       $110,684       $111,348       $107,136        $86,641
Ratio of expenses to average net assets                           2.14%          2.14%          2.24%          2.33%          2.33%
Ratio of net investment loss to average net assets               (0.85%)        (0.90%)        (1.00%)        (1.17%)        (0.91%)
Portfolio turnover                                                  36%            33%            35%            42%            47%
___________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.


See accompanying notes



Delaware Small Cap Value Fund Class C


Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                           Year Ended
                                                               ____________________________________________________________________

                                                               11/30/06       11/30/05       11/30/04       11/30/03      11/30/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                            $36.670        $37.680        $33.810        $26.250        $28.670

Income (loss) from investment operations:

Net investment loss (1)                                          (0.306)        (0.313)        (0.333)        (0.326)        (0.251)
Net realized and unrealized gain on investments                   5.529          3.928          6.557          8.729          0.575
                                                                _______        _______        _______        _______        _______

Total from investment operations                                  5.223          3.615          6.224          8.403          0.324
                                                                _______        _______        _______        _______        _______

Less dividends and distributions from:

Net realized gain on investments                                 (3.053)        (4.625)        (2.354)        (0.843)        (2.744)
                                                                _______        _______        _______        _______        _______

Total dividends and distributions                                (3.053)        (4.625)        (2.354)        (0.843)        (2.744)
                                                                _______        _______        _______        _______        _______

Net asset value, end of period                                  $38.840        $36.670        $37.680        $33.810        $26.250
                                                                _______        _______        _______        _______        _______

Total return (2)                                                 15.39%         10.65%         19.69%         33.22%          0.91%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                        $145,385       $119,968        $66,313        $48,453        $34,140
Ratio of expenses to average net assets                           2.14%          2.14%          2.24%          2.33%          2.33%
Ratio of net investment loss to average net assets               (0.85%)        (0.90%)        (1.00%)        (1.17%)        (0.91%)
Portfolio turnover                                                  36%            33%            35%            42%            47%
___________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.


See accompanying notes



                                                              (continues)     15

Financial highlights


Delaware Small Cap Value Fund Class R


Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                            Year Ended                  6/2/03 (1)
                                                                              ______________________________________       to

                                                                              11/30/06       11/30/05       11/30/04    11/30/03
____________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                           $38.840        $39.480        $35.190       $29.000

Income (loss) from investment operations:

Net investment loss (2)                                                         (0.138)        (0.169)        (0.209)        (0.160)
Net realized and unrealized gain on investments                                  5.901          4.154          6.853          6.350
                                                                               _______        _______        _______        _______

Total from investment operations                                                 5.763          3.985          6.644          6.190
                                                                               _______        _______        _______        _______
Less dividends and distributions from:

Net realized gain on investments                                                (3.053)        (4.625)        (2.354)             -
                                                                               _______        _______        _______        _______

Total dividends and distributions                                               (3.053)        (4.625)        (2.354)             -
                                                                               _______        _______        _______        _______

Net asset value, end of period                                                 $41.550        $38.840        $39.480        $35.190
                                                                               _______        _______        _______        _______

Total return (3)                                                                15.97%         11.15%         20.15%         21.35%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                                        $20,564        $10,574         $4,539         $1,740
Ratio of expenses to average net assets                                          1.64%          1.70%          1.84%          1.97%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly                      1.74%          1.74%          1.84%          1.97%
Ratio of net investment loss to average net assets                              (0.35%)        (0.46%)        (0.60%)        (0.97%)
Ratio of net investment loss to average net assets
   prior to expense limitation and expenses paid indirectly                     (0.45%)        (0.50%)        (0.60%)        (0.97%)
Portfolio turnover                                                                 36%            33%            35%         42% (4)
____________________________________________________________________________________________________________________________________

(1) Date of commencement of operations, ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

(4) The portfolio turnover is representative for the entire fund for the year ended November 30, 2003.


See accompanying notes



Delaware Small Cap Value Fund Institutional Class


Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                           Year Ended
                                                               ____________________________________________________________________

                                                               11/30/06       11/30/05       11/30/04       11/30/03      11/30/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                            $40.020        $40.350        $35.700        $27.400        $29.540

Income (loss) from investment operations:

Net investment income (loss) (1)                                  0.058          0.036              -         (0.050)         0.026
Net realized and unrealized gain on investments                   6.115          4.259          7.004          9.193          0.578
                                                                _______        _______        _______        _______        _______

Total from investment operations                                  6.173          4.295          7.004          9.143          0.604
                                                                _______        _______        _______        _______        _______

Less dividends and distributions:

From net realized gain on investments                            (3.053)        (4.625)        (2.354)        (0.843)        (2.744)
                                                                _______        _______        _______        _______        _______

Total dividends and distributions                                (3.053)        (4.625)        (2.354)        (0.843)        (2.744)
                                                                _______        _______        _______        _______        _______

Net asset value, end of period                                  $43.140        $40.020        $40.350        $35.700        $27.400
                                                                _______        _______        _______        _______        _______

Total return (2)                                                 16.56%         11.77%         20.88%         34.57%          1.88%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                         $37,033        $30,918        $23,731        $33,387        $19,459
Ratio of expenses to average net assets                           1.14%          1.14%          1.24%          1.33%          1.33%
Ratio of net investment income (loss) to average net assets       0.15%          0.10%              -         (0.17%)         0.09%
Portfolio turnover                                                  36%            33%            35%            42%            47%
___________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.


See accompanying notes



Notes to financial statements


Delaware Small Cap Value Fund

November 30, 2006


Delaware Group Equity Funds V (the "Trust") is organized as a Delaware statutory trust and offers three series: Delaware Dividend Income Fund, Delaware Small-Cap Core Fund and Delaware Small Cap Value Fund. These financial statements and the related notes pertain to Delaware Small Cap Value Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first twelve months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and the asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities Lending collateral is valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, Fair Value Measurements, (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes - The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Although the Fund's tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund's financial statements.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments(R) Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and pays dividends from net investment income and distributions from net realized gains on investments, if any, annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $40,168 for the year ended November 30, 2006. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under the above arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as "expense paid indirectly."

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Fund pays DSC a monthly fee computed at the annual rate of 0.04% of the Fund's average daily net assets for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contracted to waive distribution and service fees through March 31, 2007, in order to prevent distribution and service fees of Class A and Class R shares from exceeding 0.25% and 0.50%, respectively, of average daily net assets. Prior to March 27, 2006, there was no waiver on Class A distribution and service fees.

At November 30, 2006, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC                               $471,685
Dividend disbursing, transfer agent, accounting
   and administration fees and other expenses
   payable to DSC                                                       214,279
Distribution fees payable to DDLP                                       303,190
Other expenses payable to DMC and affiliates*                            18,140

* DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal, and tax services, registration fees and trustees' fees.


As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates' employees. For the year ended November 30, 2006, the Fund was charged $35,742 for internal legal and tax services provided by DMC and/or its affiliates' employees.

For the year ended November 30, 2006, DDLP earned $68,291 for commissions on sales of the Fund's Class A shares. For the year ended November 30, 2006, DDLP received gross contingent deferred sales charge commissions of $432, $84,109 and $20,081 on redemption of the Fund's Class A, Class B, and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares.

Trustees' fees and benefits include expenses accrued by the Fund for each Trustee's retainer, per meeting fees and retirement benefits. Independent Trustees with over five years of uninterrupted service are eligible to participate in a retirement plan that provides for the payment of benefits upon retirement. The amount of the retirement benefit is determined based on factors set forth in the plan, including the number of years of service. On November 16, 2006, the Board of Trustees of the Fund unanimously voted to terminate the retirement plan. Payments equal to the net present value of the earned benefits will be made in 2007 to those independent Trustees so entitled. The retirement benefit payout for the Fund is $96,525. Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

3. Investments

For the year ended November 30, 2006, the Fund made purchases of $273,133,116 and sales of $262,661,519 of investment securities other than short-term investments.

At November 30, 2006, the cost of investments for federal income tax purposes was $667,034,483. At November 30, 2006, the net unrealized appreciation was $195,610,386 of which $206,847,259 related to unrealized appreciation of investments and $11,236,873 related to unrealized depreciation of investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short- term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended November 30, 2006 and 2005 was as follows:

                                                     Year Ended
                                               11/30/06       11/30/05
Ordinary Income                              $ 5,424,775    $12,396,508
Long-term capital gain                        49,560,263     44,368,640
                                             ___________    ___________

Total                                        $54,985,038    $56,765,148
                                             ___________    ___________


                                                              (continues)     19

Notes to financial statements


Delaware Small Cap Value Fund


5. Components of Net Assets on a Tax Basis

As of November 30, 2006, the components of net assets on a tax basis were as follows:

Shares of beneficial interest                                       $532,284,056
Undistributed ordinary income                                         15,350,008
Undistributed long-term capital gains                                 47,425,858
Unrealized appreciation of investments                               195,610,386
                                                                    ____________

Net assets                                                          $790,670,308
                                                                    ____________

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales. The undistributed earnings for Delaware Small Cap Value Fund are estimated pending final notification of the tax character of distributions received from investments in REITs.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses, REIT dividend reclasses, and tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended November 30, 2006, the Fund recorded the following reclassifications:

Accumulated net investment loss                                      $2,607,853
Accumulated net realized gain                                        (2,607,853)

6. Capital Shares

Transactions in capital shares were as follows:

                                                     Year Ended
                                                11/30/06       11/30/05
Shares sold:
     Class A                                   3,248,371      4,580,248
     Class B                                     167,238        410,074
     Class C                                     913,427      1,810,137
     Class R                                     317,280        238,720
     Institutional Class                         352,145        375,009

Shares issued upon reinvestment of
     dividends and distributions:
     Class A                                     832,528        835,591
     Class B                                     243,243        367,867
     Class C                                     283,381        223,532
     Class R                                      23,806         15,416
     Institutional Class                          64,569         73,902
                                              __________     __________

                                               6,445,988      8,930,496
                                              __________     __________

Shares repurchased:
     Class A                                  (2,799,853)    (1,764,729)
     Class B                                    (995,799)      (715,069)
     Class C                                    (725,220)      (522,361)
     Class R                                    (118,418)       (96,840)
     Institutional Class                        (330,803)      (264,582)
                                              __________     __________

                                              (4,970,093)    (3,363,581)
                                              __________     __________

Net increase                                   1,475,895      5,566,915
                                              __________     __________

For the years ended November 30, 2006 and 2005, 413,129 Class B shares were converted to 384,420 Class A shares valued at $14,931,874 and 116,955 Class B shares were converted to 110,188 Class A shares valued at $4,191,667, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets.

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of November 30, 2006, or at any time during the year.

8. Securities Lending

The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with JP Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. government obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Fund records security lending income net of such allocation.

At November 30, 2006, the market value of the securities on loan was $66,528,821, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statement of Net Assets under the caption "Securities Lending Collateral."

9. Credit and Market Risk

The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct holdings during the year ended November 30, 2006. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. At November 30, 2006, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund's Liquidity Procedures.

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

11. Tax Information (Unaudited)

The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2006, the Fund designates distributions paid during the year as follows:

       (A)                  (B)
Long-Term Capital     Ordinary Income        Total             (C)
Gain Distributions    Distributions *    Distributions     Qualifying
   (Tax Basis)          (Tax Basis)       (Tax Basis)     Dividends (1)
__________________    _______________    _____________    _____________

       90%                  10%              100%              7%

(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on a percentage of ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

* For the fiscal year ended November 30, 2006, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $5,424,775 to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.

Report of independent
registered public accounting firm


To the Shareholders and Board of Trustees
Delaware Group Equity Funds V - Delaware Small Cap
Value Fund

We have audited the accompanying statement of net assets of Delaware Small Cap Value Fund (one of the series constituting Delaware Group Equity Funds V) (the "Fund") as of November 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Small Cap Value Fund of Delaware Group Equity Funds V at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.




                                                           /s/ Ernst & Young LLP



Philadelphia, Pennsylvania
January 16, 2007

Board of trustees/directors
and officers addendum


Delaware Investments(R) Family of Funds


A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

                                                                                                   Number of
                                                                                               Portfolios in Fund       Other
     Name,                                                                                      Complex Overseen    Directorships
    Address,             Position(s)           Length of             Principal Occupation(s)       by Trustee          Held by
 and Birth Date       Held with Fund(s)       Time Served              During Past 5 Years         or Officer     Trustee or Officer
____________________________________________________________________________________________________________________________________

Interested Trustees
____________________________________________________________________________________________________________________________________

 Patrick P. Coyne (1)     Chairman,      Chairman and Trustee      Patrick P. Coyne has served in      83                None
2005 Market Street        President,     since August 16, 2006      various executive capacities
 Philadelphia, PA      Chief Executive                                  at different times at
      19103             Officer, and          President and           Delaware Investments. (2)
                           Trustee       Chief Executive Officer
  April 14, 1963                          since August 1, 2006
____________________________________________________________________________________________________________________________________

Independent Trustees
____________________________________________________________________________________________________________________________________

Thomas L. Bennett          Trustee               Since                Private Investor -               83                None
2005 Market Street                             March 2005            (March 2004-Present)
 Philadelphia, PA
      19103                                                          Investment Manager -
                                                                     Morgan Stanley & Co.
 October 4, 1947                                                  (January 1984-March 2004)
____________________________________________________________________________________________________________________________________

   John A. Fry             Trustee               Since                    President -                  83              Director -
2005 Market Street                            January 2001        Franklin & Marshall College                      Community Health
 Philadelphia, PA                                                    (June 2002-Present)                                Systems
      19103
                                                                   Executive Vice President -                          Director -
   May 28, 1960                                                   University of Pennsylvania                         Allied Barton
                                                                    (April 1995-June 2002)                         Security Holdings
____________________________________________________________________________________________________________________________________

 Anthony D. Knerr          Trustee               Since           Founder and Managing Director -       83                None
2005 Market Street                             April 1990          Anthony Knerr & Associates
 Philadelphia, PA                                                    (Strategic Consulting)
      19103                                                              (1990-Present)

 December 7, 1938
____________________________________________________________________________________________________________________________________

Lucinda S. Landreth        Trustee               Since            Chief Investment Officer -           83                None
2005 Market Street                            March 2005                Assurant, Inc.
 Philadelphia, PA                                                        (Insurance)
      19103                                                              (2002-2004)

   June 24, 1947
____________________________________________________________________________________________________________________________________

   Ann R. Leven            Trustee               Since                   Consultant -                  83            Director and
2005 Market Street                           September 1989             ARL Associates                             Audit Committee
 Philadelphia, PA                                                    (Financial Planning)                         Chairperson - Andy
      19103                                                             (1983-Present)                             Warhol Foundation

 November 1, 1940                                                                                                 Director and Audit
                                                                                                                  Committee Member -
                                                                                                                     Systemax, Inc.
____________________________________________________________________________________________________________________________________

                                                                                                   Number of
                                                                                               Portfolios in Fund       Other
     Name,                                                                                      Complex Overseen    Directorships
    Address,             Position(s)           Length of             Principal Occupation(s)       by Trustee          Held by
 and Birth Date       Held with Fund(s)       Time Served              During Past 5 Years         or Officer     Trustee or Officer
____________________________________________________________________________________________________________________________________

Independent Trustees (continued)
____________________________________________________________________________________________________________________________________

Thomas F. Madison          Trustee               Since                 President and Chief             83             Director -
2005 Market Street                              May 1997               Executive Officer -                          Banner Health
 Philadelphia, PA                                                      MLM Partners, Inc.
      19103                                                        (Small Business Investing                          Director -
                                                                         and Consulting)                          CenterPoint Energy
February 25, 1936                                                    (January 1993-Present)
                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                 Digital River, Inc.

                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                        Rimage
                                                                                                                     Corporation

                                                                                                                  Director - Valmont
                                                                                                                   Industries, Inc.
____________________________________________________________________________________________________________________________________

 Janet L. Yeomans          Trustee               Since                    Vice President               83                None
2005 Market Street                             April 1999             (January 2003-Present)
 Philadelphia, PA                                                         and Treasurer
      19103                                                           (January 2006-Present)
                                                                          3M Corporation
  July 31, 1948

                                                                       Ms. Yeomans has held
                                                                   various management positions
                                                                   at 3M Corporation since 1983.
____________________________________________________________________________________________________________________________________

J. Richard Zecher          Trustee               Since                        Founder -                83         Director and Audit
2005 Market Street                             March 2005               Investor Analytics                        Committee Member -
 Philadelphia, PA                                                        (Risk Management)                        Investor Analytics
      19103                                                             (May 1999-Present)
                                                                                                                  Director and Audit
  July 3, 1940                                                                Founder -                           Committee Member -
                                                                      Sutton Asset Management                        Oxigene, Inc.
                                                                           (Hedge Fund)
                                                                      (September 1998-Present)
____________________________________________________________________________________________________________________________________

Officers
____________________________________________________________________________________________________________________________________

 David F. Connor        Vice President,    Vice President since    David F. Connor has served as       83                None (3)
2005 Market Street      Deputy General      September 21, 2000       Vice President and Deputy
 Philadelphia, PA   Counsel, and Secretary     and Secretary             General Counsel of
      19103                                       since                 Delaware Investments
                                              October 2005                   since 2000.
 December 2, 1963
____________________________________________________________________________________________________________________________________

David P. O'Connor         Senior Vice     Senior Vice President,  David P. O'Connor has served in      83                None (3)
2005 Market Street        President,       General Counsel, and     various executive and legal
 Philadelphia, PA      General Counsel,    Chief Legal Officer     capacities at different times
      19103                and Chief              since               at Delaware Investments.
                         Legal Officer        October 2005
February 21, 1966
____________________________________________________________________________________________________________________________________

 John J. O'Connor    Senior Vice President      Treasurer          John J. O'Connor has served in      83                None (3)
2005 Market Street       and Treasurer            since             various executive capacities
 Philadelphia, PA                             February 2005             at different times at
      19103                                                            Delaware Investments.

  June 16, 1957
____________________________________________________________________________________________________________________________________

  Richard Salus              Senior         Chief Financial        Richard Salus has served in         83                None (3)
2005 Market Street      Vice President       Officer since         various executive capacities
 Philadelphia, PA            and            November 1, 2006           at different times at
      19103             Chief Financial                               Delaware Investments.
                            Officer
October 4, 1963
____________________________________________________________________________________________________________________________________

(1) Patrick P. Coyne is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') investment advisor.

(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s')
    investment advisor, principal underwriter, and its transfer agent.

(3) David F. Connor, David P. O'Connor, John J. O'Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.
    John J. O'Connor also serves in a similar capacity for Lincoln Variable Insurance Products Trust, which has the same investment advisor as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization


This annual report is for the information of Delaware Small Cap Value Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Small Cap Value Fund and the Delaware Investments(R) Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


Board of trustees

Patrick P. Coyne

Chairman, President, and
Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Thomas L. Bennett

Private Investor
Rosemont, PA

John A. Fry

President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr

Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth

Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Ann R. Leven

Consultant - ARL Associates,
New York, NY

Thomas F. Madison

President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans

Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher

Founder
Investor Analytics
Scottsdale, AZ


Affiliated officers


David F. Connor

Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

David P. O'Connor

Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

John J. O'Connor

Senior Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

Richard Salus

Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA


Contact information


Investment manager

Delaware Management Company, a series
of Delaware Management Business Trust
Philadelphia, PA

National distributor

Delaware Distributors, L.P.
Philadelphia, PA

Shareholder servicing, dividend
disbursing, and transfer agent

Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For shareholders

800 523-1918

For securities dealers and financial
institutions representatives only

800 362-7500

Web site

www.delawareinvestments.com


Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund's Web site at http://www.delawareinvestments.com; and (iii) on the Commission's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800
SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's Web site at http://www.delawareinvestments.com; and (ii) on the Commission's Web site at http://www.sec.gov.

Simplify your life.

Manage your investments online!

Get Account Access, the Delaware Investments(R) secure Web site that allows you to conduct your business online. Gain 24-hour access to your account and one of the highest levels of Web security available. You also get:

o Hassle-free investing - Make online purchases and redemptions at any time.

o Simplified tax processing - Automatically retrieve your Delaware
  Investments accounts' 1099 information and import it directly into your 1040 tax return. Available only with Turbo Tax(R) Online(SM) and Desktop software - www.turbotax.com.

o Less mail clutter - Get instant access to your fund materials online with Delaware eDelivery.

Register for Account Access today! Please visit us at www.delawareinvestments.com, select Individual Investors, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 Monday through Friday from 8:00 a.m. to 7:00 p.m., Eastern Time, for assistance with any questions.




[DELAWARE INVESTMENTS LOGO]










(1191)                                                        Printed in the USA
AR-021 [11/06] CGI 1/07                                     MF-06-11-020 PO11486

Annual Report                                  Delaware
                                               Small Cap Core Fund
                                               November 30, 2006














                                               Core equity mutual fund






[DELAWARE INVESTMENTS LOGO]                    [LOGO] POWERED BY RESEARCH(R)

Table of contents


     > Portfolio management review ............................................1

     > Performance summary ....................................................4

     > Disclosure of Fund expenses ............................................6

     > Sector allocation and top 10 holdings ..................................7

     > Statement of net assets ................................................8

     > Statement of operations ...............................................11

     > Statements of changes in net assets ...................................12

     > Financial highlights ..................................................13

     > Notes to financial statements .........................................17

     > Report of independent registered public accounting firm ...............21

     > Board of trustees/directors and officers addendum .....................22

     > About the organization ................................................24













    Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

    Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2007 Delaware Distributors, L.P.

Portfolio management review


Delaware Small Cap Core Fund

November 30, 2006


The managers of Delaware Small Cap Core Fund provided the answers to the questions below as a review of the Fund's activities for the fiscal year that ended November 30, 2006. Please see pages 2 and 3 to learn more about the portfolio managers.

Q: How did the Fund perform over the year ended November 30, 2006?

A: Class A shares of Delaware Small Cap Core Fund returned +16.83% at net asset value and +10.15% at its maximum offer price. Both figures reflect all distributions reinvested. The Fund's benchmark, the Russell 2000 Index, advanced 17.43%. Please see page 4 for a complete performance summary and disclosure.

Q: Please discuss the investment environment during the period.

A: Overall, 2006 was a healthy year for the economy. In the first calendar quarter of 2006, the growth rate for gross domestic product was 5.1%.

By May, however, the market was rattled by signs that growth was slowing. Concerns about a weakening housing market, the potential for rising interest rates, and higher energy prices led to a sell off in late spring and early summer. The market's subsequent recovery was prompted by the long-awaited pause in the U.S. Federal Reserve's (Fed) campaign of interest rate increases, which took place when the central bank elected not to raise rates in August. This contributed to a more favorable environment as investors became increasingly confident that the economy would settle into a period of slow growth with lowered inflation.

Overall, continued economic expansion, high employment, and strong corporate profits helped to support the market during the year. The rise in merger and acquisition activity also provided strength as many businesses were sold at healthy premiums by private equity buyers and larger companies.

Q: What factors influenced investments during the period?

A: Throughout the year, we sought to identify companies with strong balance sheets and healthy cash flow. Because companies in the capital goods sector tend to benefit from global economic development, we maintained an overweight position relative to our benchmark index. We also held a sector overweight in healthcare, which continues to benefit from aging populations.

As the year progressed, we anticipated that the economy would continue to slow and remained cautious through the end of the period. The Fund's underweight position in consumer discretionary stocks as compared to the benchmark reflects our view that discretionary spending generally declines in a slowing economy where energy prices, although down from highs, remain elevated.

Q: Which holdings lent strength to the portfolio during the 12-month period?

A: Companies with high cash flow often helped the Fund's performance. One of the Fund's stronger performers was TeleTech Holdings, a company that provides outsourcing of customer support and marketing services via worldwide call centers. These types of businesses historically do well in the mid-to-latter part of the economic cycle. The company benefited from a variety of initiatives and from new clients that allowed for increased productivity, pricing, and usage of its call centers and office space. The stock delivered strong gains and we trimmed our position to realize some profits.

The Fund also benefited from its position in Myogen, a biopharmaceutical company that focuses on the discovery and development of small molecule therapeutics for cardiovascular disorders. The company was preparing to launch two promising hypertension drugs to the marketplace - a situation we believed would offer value. In November, Gilead Sciences acquired Myogen at a sizeable premium, benefiting our stock position at that time. We subsequently sold the stock.

The views expressed are current as of the date of this report and are subject to change.


                                                               (continues)     1

Portfolio management review


Delaware Small Cap Core Fund


Another strong performer was Veritas DCG. The company is a leading provider of geophysical services, helping oil and gas exploration companies manage the risks involved in exploration and enhancing their drilling and production success. Veritas met our investment criteria - strong business prospects, compelling valuations, excess cash on balance sheet, and low cost structure. The stock was sold during the period after it was acquired by Compagnie Generale de Geophysique.

Q: What holdings failed to meet your expectations?

A: The Fund's position in James River Coal Company was among the most disappointing performers. The coal company mines, processes, and sells industrial-grade coal through various subsidiaries. During the year, excess coal inventory prompted a reduction in prices despite a higher cost environment. This move had an adverse effect on profit margins. Because we no longer anticipated a significant upside for the stock, we sold our position in favor of other opportunities.

Secure Computing was another stock that failed to meet expectations. The company develops network security solutions that allow businesses to exchange critical information safely with customers. The stock was negatively impacted by lack of earnings visibility after two encouraging acquisitions were hampered by integration problems and delays. Despite these issues, we continue to own the stock based on our belief that it offers solid long-term prospects and attractive valuations.

The Fund was also negatively affected by its holdings in Adolor, a healthcare company that specializes in the discovery and development of prescription pain management products. Adolor had two promising drugs that we believed were poised for FDA approval. The stock's price tumbled after the FDA requested additional safety information and new competition emerged, which we believe further reduced Adolor's visibility. We exited the stock as our long-term view of this company had changed.

Fund managers

Francis X. Morris
Senior Vice President, Chief Investment Officer - Core Equity

Mr. Morris joined Delaware Investments in 1997 and is currently the chief investment officer for Core Equity investments. Prior to joining the firm, Mr. Morris served as vice president and director of equity research at PNC Asset Management. He received a bachelor's degree from Providence College and holds an MBA from Widener University. Mr. Morris is a past president of the CFA Society of Philadelphia and is a member of the CFA Institute. In addition, he is a former officer of the National Association of Petroleum Investment Analysts.

Christopher S. Adams, CFA
Vice President, Portfolio Manager, Senior Equity Analyst

Mr. Adams, who joined Delaware Investments in 1995, is a portfolio manager on the firm's Core Equity team. He also performs analysis and research to support the portfolio management function. From 1995 to 1998, he served as the firm's vice president, strategic planning. Prior to joining Delaware Investments, Mr. Adams had approximately 10 years of experience in the financial services industry in the U.S. and U.K., including positions with Coopers & Lybrand, The Sumitomo Bank, Bank of America, and Lloyds Bank. Mr. Adams holds both bachelor's and master's degrees in history and economics from Oxford University, England, and received an MBA with dual concentrations in finance and insurance/risk management from The Wharton School of the University of Pennsylvania. Mr. Adams is a director and past president of the CFA Society of Philadelphia.

Donald G. Padilla, CFA
Vice President, Portfolio Manager, Senior Equity Analyst

Mr. Padilla joined Delaware Investments in 1994 and is a member of the portfolio construction group within the firm's Core Equity team. He also performs analysis and research to support the portfolio management function. Mr. Padilla joined Delaware Investments as an assistant controller in the firm's treasury function, responsible for managing corporate cash investments, developing financial models, and overseeing the financial operations of the Lincoln Life 401(k) annuities segment. Prior to joining Delaware Investments, he held various positions at The Vanguard Group. Mr. Padilla holds a bachelor's degree in accounting from Lehigh University, and he is a member of the CFA Society of Philadelphia.

Michael S. Morris, CFA
Vice President, Portfolio Manager, Senior Equity Analyst

Mr. Morris, who joined Delaware Investments in 1999, is a portfolio manager on the firm's Core Equity team. He also performs analysis and research to support the portfolio management function. Prior to joining the firm, he worked as a senior equity analyst at Newbold's Asset Management, covering financial stocks. Mr. Morris began his investment career in 1993 at Ohio Casualty. He earned his bachelor's degree in finance from Indiana University and an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania. He is a member of the Bank and Financial Analysts Association.

Performance summary


Delaware Small Cap Core Fund


The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting www.delawareinvestments.com/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Small Cap Core Fund prospectus contains this and other important information about the Fund. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

Fund performance

Average annual total returns
Through November 30, 2006                    1 year       5 years      Lifetime
________________________________________________________________________________

Class A (Est. 12-29-98)
Excluding sales charge                       +16.83%      +15.99%       +15.04%
Including sales charge                       +10.15%      +14.63%       +14.18%
________________________________________________________________________________

Class C (Est. 8-1-05)
Excluding sales charge                       +15.97%        NA          +10.10%
Including sales charge                       +14.97%        NA          +10.10%
________________________________________________________________________________

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, C, R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30% of average daily net assets, although it is subject to a contractual cap of 0.25% through March 31, 2007.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1% of average daily net assets.

The average annual total returns for the 1-year and lifetime (since August 1, 2005) period ended November 30, 2006 for the Delaware Small Cap Core Fund Class R shares were +16.78% and +10.67%, respectively. Class R shares were first made available on August 1, 2005 and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.60%, but such fee is currently subject to a contractual cap of 0.50% of average daily net assets through March 31, 2007.

The average annual total returns for the 1-year, 5-year, and lifetime (since December 29, 1998) periods ended November 30, 2006 for Delaware Small Cap Core Fund Institutional Class shares were +17.13%, +16.07%, and +15.09%, respectively. Institutional Class shares were first made available on December 29, 1998 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Prior to August 1, 2005, the Fund had not engaged in a broad distribution effort of its shares and had been subject to limited redemption requests. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect waivers and expense caps in effect during the period, which were lower than the current expense caps. The returns would have been lower without the waivers and expense caps in effect.

An expense limitation was in effect for all classes during the periods shown above and on the next page. Performance would have been lower had the expense limitation not been in effect.

The performance table above and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fund basics

As of November 30, 2006

________________________________________________________________________________

Fund objective
________________________________________________________________________________

The Fund seeks long-term capital appreciation.

________________________________________________________________________________

Total Fund net assets
________________________________________________________________________________

$53 million

________________________________________________________________________________

Number of holdings
________________________________________________________________________________

180

________________________________________________________________________________

Fund start date
________________________________________________________________________________

December 29, 1998

________________________________________________________________________________

                                   Nasdaq symbols               CUSIPs
________________________________________________________________________________

Class A                            DCCAX                        24610B883
Class C                            DCCCX                        24610B867
Class R                            DCCRX                        24610B834
Institutional Class                DCCIX                        24610B859


Performance of a $10,000 Investment
December 29, 1998 through November 30, 2006


[PERFORMANCE OF A $10,000 INVESTMENT LINE GRAPH]

Chart assumes $10,000 invested on December 29, 1998 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions.

Performance of other Fund classes will vary due to different charges and expenses.

Funds that invest in small and/or medium-sized company stocks typically involve greater risk, particularly in the short term, than those investing in larger, more established companies.

The chart also assumes $10,000 invested in the Russell 2000 Index on December 29, 1998. Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Disclosure of Fund expenses


For the period June 1, 2006 to November 30, 2006


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2006 to November 30, 2006.

Actual Expenses

The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund's actual expense shown in the table reflects fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Small Cap Core Fund

Expense Analysis of an Investment of $1,000

                                                                      Expenses
                           Beginning     Ending                     Paid During
                            Account      Account     Annualized        Period
                             Value        Value       Expense        6/1/06 to
                            6/1/06      11/30/06       Ratio         11/30/06 *
________________________________________________________________________________

Actual Fund Return

Class A                    $1,000.00    $1,074.20      1.27%           $ 6.60
Class C                     1,000.00     1,070.50      2.02%            10.48
Class R                     1,000.00     1,072.60      1.52%             7.90
Institutional Class         1,000.00     1,075.00      1.02%             5.31
________________________________________________________________________________

Hypothetical 5% Return (5% return before expenses)

Class A                    $1,000.00    $1,018.70      1.27%           $ 6.43
Class C                     1,000.00     1,014.94      2.02%            10.20
Class R                     1,000.00     1,017.45      1.52%             7.69
Institutional Class         1,000.00     1,019.95      1.02%             5.16
________________________________________________________________________________

* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Sector allocation and top 10 holdings


Delaware Small Cap Core Fund

As of November 30, 2006


Sector designations may be different than the sector designations presented in other Fund materials.

                                                                     Percentage
Sector                                                             of Net Assets
________________________________________________________________________________

Common Stock                                                           92.31%

Basic Materials                                                         5.91%
Business Services                                                       6.02%
Capital Goods                                                           9.10%
Communication Services                                                  0.57%
Consumer Discretionary                                                  5.91%
Consumer Services                                                       2.85%
Consumer Staples                                                        1.68%
Credit Cyclicals                                                        0.77%
Energy                                                                  4.80%
Financials                                                             15.16%
Health Care                                                            12.19%
Media                                                                   0.85%
Real Estate                                                             5.36%
Technology                                                             18.14%
Transportation                                                          1.95%
Utilities                                                               1.05%
________________________________________________________________________________

Exchange Traded Funds                                                   3.40%
________________________________________________________________________________

Repurchase Agreements                                                   2.37%
________________________________________________________________________________

Total Market Value of Securities                                       98.08%
________________________________________________________________________________

Receivables and Other Assets Net of Liabilities                         1.92%
________________________________________________________________________________

Total Net Assets                                                      100.00%
________________________________________________________________________________


Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.


                                                                     Percentage
Top 10 Holdings                                                    of Net Assets
________________________________________________________________________________

Ishares Russell 2000 Index Fund                                         3.40%
HUB Group                                                               0.80%
Genlyte Group                                                           0.79%
Casey's General Stores                                                  0.79%
Phillips-Van Heusen                                                     0.78%
Pacer International                                                     0.77%
Stage Stores                                                            0.75%
First Industrial Realty Trust                                           0.74%
ADVANTA                                                                 0.71%
Barnes Group                                                            0.71%
________________________________________________________________________________

Statement of net assets


Delaware Small Cap Core Fund

November 30, 2006


                                                   Number of          Market
                                                    Shares             Value
________________________________________________________________________________

Common Stock - 92.31%
________________________________________________________________________________

Basic Materials - 5.91%
   + AK Steel Holding                                 12,100           $ 199,529
   + Century Aluminum                                  8,500             362,524
     Chaparral Steel                                   2,500             116,250
     Chesapeake                                       11,450             186,406
     Cytec Industries                                  6,550             349,312
     Ferro                                            17,100             356,706
     FMC                                               4,950             350,856
     Georgia Gulf                                      7,850             159,905
   + Lone Star Technologies                            3,550             186,233
   + Oregon Steel Mills                                1,850             116,439
   + PolyOne                                          41,050             315,264
     Wausau Paper                                     15,050             225,148
     Worthington Industries                           10,300             190,550
                                                                      __________

                                                                       3,115,122
                                                                      __________
Business Services - 6.02%
     Administaff                                       8,300             349,264
   + Armor Holdings                                    6,600             373,229
   + Harris Interactive                               43,150             206,689
     Healthcare Services Group                        11,250             281,250
   + Kforce                                           19,250             256,218
   + Labor Ready                                      12,700             240,284
     McGrath RentCorp                                 10,250             322,875
   + TeleTech Holdings                                15,200             343,216
     UniFirst                                          6,950             288,425
   + United Stationers                                 5,550             257,409
   + Williams Scotsman
          International                               12,650             252,368
                                                                      __________

                                                                       3,171,227
                                                                      __________
Capital Goods - 9.10%
     Acuity Brands                                     7,050             371,324
   + AGCO                                             11,650             363,830
     Applied Industrial Technologies                   8,250             234,795
     Barnes Group                                     17,850             373,957
   + Columbus McKinnon                                10,850             252,046
     Crane                                             5,050             192,405
     DRS Technologies                                  3,200             159,168
   + Genlyte Group                                     4,900             415,813
   + Innovative Solutions
          & Support                                   15,450             243,492
     Insteel Industries                                9,750             187,590
   + Kadant                                           10,000             236,400
     Lawson Products                                   5,900             296,357
     Lincoln Electric Holdings                         5,500             334,675
     LSI Industries                                   12,100             206,789
     Lufkin Industries                                 5,650             330,525
   + Rofin-Sinar Technologies                          5,050             293,506
   + URS                                               6,900             304,704
                                                                      __________

                                                                       4,797,376
                                                                      __________
Communications Services - 0.57%
   + Dobson Communications
          Class A                                     34,750             300,587
                                                                      __________

                                                                         300,587
                                                                      __________
Consumer Discretionary - 5.91%
   + Aeropostale                                       8,850          $  267,624
   + Charming Shoppes                                 24,450             330,809
   + Children's Place Retail Stores                    5,400             348,408
   + Guitar Center                                     6,750             296,460
   + Jos A Bank Clothiers                              8,200             245,918
     Phillips-Van Heusen                               8,300             409,439
   + Quiksilver                                       23,300             339,015
     Stage Stores                                     11,900             393,176
     Stride Rite                                      20,100             314,163
   + True Religion Apparel                            11,250             171,000
                                                                      __________

                                                                       3,116,012
                                                                      __________
Consumer Services - 2.85%
   + Buffalo Wild Wings                                5,350             285,637
     CKE Restaurants                                  16,200             298,728
     IHOP                                              6,600             347,226
   + Papa John's International                        10,000             310,000
   + Shuffle Master                                    8,300             258,462
                                                                      __________

                                                                       1,500,053
                                                                      __________
Consumer Staples - 1.68%
     Casey's General Stores                           16,650             414,419
     Longs Drug Stores                                 5,900             242,431
     Nu Skin Enterprises Class A                      11,900             228,242
                                                                      __________

                                                                         885,092
                                                                      __________
Credit Cyclicals - 0.77%
     M/I Homes                                         5,500             205,040
   + Meritage Homes                                    4,100             199,096
                                                                      __________

                                                                         404,136
                                                                      __________
Energy - 4.80%
   + Bristow Group                                     6,600             234,762
   + Grey Wolf                                        37,150             263,022
   + Hercules Offshore                                 9,250             315,148
   + Oil States International                          7,800             271,518
     Penn Virginia                                     4,250             320,408
   + Petroquest Energy                                26,900             337,325
     St. Mary Land & Exploration                       4,900             196,392
   + Universal Compression
          Holdings                                     5,300             333,635
     World Fuel Services                               5,250             254,625
                                                                      __________

                                                                       2,526,835
                                                                      __________
Financials - 15.16%
     ADVANTA                                           8,200             374,083
     American Home
          Mortgage Investment                          9,650             341,321
     Bancfirst                                         5,500             292,985
     BankUnited Financial Class A                     13,200             336,600
     Center Financial                                 12,300             275,889
     City Holding                                      8,550             337,725
   + CompuCredit                                       8,700             327,642
   + Cowen Group                                      16,150             273,420
     Dime Community Bancshares                        17,000             239,190
     Direct General                                   15,650             256,660
     FBL Financial Group Class A                       7,600             299,440

                                                   Number of          Market
                                                    Shares             Value
________________________________________________________________________________

Common Stock (continued)
________________________________________________________________________________

Financials (continued)
     First Place Financial - Ohio                     12,350          $  300,723
   + FirstFed Financial                                5,300             344,606
     Greater Bay Bancorp                              11,050             284,427
     Kansas City Life Insurance                        4,100             211,314
     MainSource Financial Group                       10,040             183,330
     Ohio Casualty                                    11,700             341,757
     PFF Bancorp                                      10,000             330,000
     Presidential Life                                11,900             266,441
     Republic Bancorp                                 24,500             334,670
     RLI                                               6,550             362,280
     South Financial Group                             7,750             201,423
     TierOne                                          11,400             355,565
   + Triad Guaranty                                    4,950             266,310
     Trustmark                                         8,150             265,853
   + United America Indemnity                         10,200             255,918
     Waddell & Reed Financial
          Class A                                     13,300             331,569
                                                                      __________

                                                                       7,991,141
                                                                      __________
Health Care - 12.19%
   + Alkermes                                         13,600             206,448
   + Applera-Celera Genomics                          20,450             293,458
   + Bio-Rad Laboratories Class A                      4,100             323,694
   + Candela                                          16,150             213,180
   + Digene                                            3,050             155,855
   + Gen-Probe                                         4,950             241,263
   + Geron                                            25,050             198,647
   + Healthways                                        7,600             349,371
   + LifePoint Hospitals                               6,550             227,351
   + Medarex                                          25,550             344,669
     Mentor                                            5,900             294,705
   + MGI PHARMA                                       14,150             268,426
   + Neurometrix                                       9,450             172,463
   + Noven Pharmaceuticals                             8,700             206,277
     Owens & Minor                                     7,950             246,689
   + Panacos Pharmaceutic                             22,850             148,068
   + Pharmion                                         12,650             313,214
     PolyMedica                                        6,700             265,119
   + Res-Care                                         14,750             271,253
   + Sciele Pharma                                    15,050             340,280
   + Techne                                            4,500             241,965
   + Telik                                            12,750             216,878
   + United Therapeutics                               5,500             320,209
     Vital Signs                                       4,500             248,355
     West Pharmaceutical Services                      6,400             314,239
                                                                      __________

                                                                       6,422,076
                                                                      __________
Media - 0.85%
     infoUSA                                          23,150             281,041
   + Scholastic                                        5,050             168,266
                                                                      __________

                                                                         449,307
                                                                      __________
Real Estate - 5.36%
     Equity Inns                                      20,450             332,926
     First Industrial Realty Trust                     7,800             391,949
     First Potomac Realty Trust                        9,050             277,926
     Home Properties                                   4,800          $  296,688
     Maguire Properties                                5,850             250,673
     Nationwide Health Properties                     12,350             365,437
     Pennsylvania Real Estate
     Investment Trust                                  7,950             314,025
          Senior Housing Properties Trust             13,600             297,568
     Sovran Self Storage                               5,050             295,425
                                                                      __________

                                                                       2,822,617
                                                                      __________
Technology - 18.14%
   + Anixter International                             5,300             310,685
   + Aspen Technology                                 19,600             191,100
   + Blackboard                                        8,300             236,550
   + CACI International                                4,950             296,208
   + Cymer                                             6,450             304,762
   + Digital River                                     3,800             223,858
   + Digitas                                          15,150             163,923
   + Dionex                                            4,600             264,546
   + EarthLink                                        21,250             138,338
   + FormFactor                                        5,800             216,688
   + j2 Global Communications                         12,050             336,556
   + Kulicke & Soffa Industries                       22,450             183,866
   + Lawson Software                                  27,300             203,112
   + MIPS Technologies                                29,950             256,073
   + MTC Technologies                                  7,950             207,416
   + Netgear                                          12,050             313,299
   + OmniVision Technologies                          16,150             263,084
   + ON Semiconductor                                 47,350             304,933
   + Palm                                             20,950             293,510
   + Photronics                                       16,000             252,320
   + Progress Software                                10,000             271,100
   + Quality Systems                                   4,400             168,124
   + RadiSys                                          13,950             235,616
   + Secure Computing                                 22,200             144,078
   + SI International                                  7,800             268,554
   + Smith Micro Software                             18,400             294,400
   + Spansion Class A                                 12,350             180,434
   + SPSS                                              6,900             194,649
   + Stratex Networks                                 40,150             171,842
   + Synaptics                                        10,300             295,301
   + Tekelec                                          19,650             316,364
   + Tessera Technologies                              7,950             301,066
   + TTM Technologies                                 14,300             180,323
     United Online                                    14,600             196,078
   + Universal Electronics                             8,300             174,300
   + Varian Semiconductor
          Equipment                                    7,350             292,016
   + Verint Systems                                    7,000             238,840
   + Viasat                                            9,750             259,643
   + WebEx Communications                              7,100             254,890
   + Wind River Systems                               15,050             161,186
                                                                      __________

                                                                       9,559,631
                                                                      __________


                                                               (continues)     9

Statement of net assets


Delaware Small Cap Core Fund

                                                   Number of          Market
                                                    Shares             Value
________________________________________________________________________________

Common Stock (continued)
________________________________________________________________________________

Transportation - 1.95%
     Arkansas Best                                     5,250         $   198,975
   + HUB Group                                        14,750             420,965
     Pacer International                              13,600             407,320
                                                                     ___________

                                                                       1,027,260
                                                                     ___________
Utilities - 1.05%
     Black Hills                                       7,000             249,970
     Otter Tail                                        9,900             304,326
                                                                     ___________

                                                                         554,296
                                                                     ___________
Total Common Stock
     (cost $44,995,794)                                               48,642,768
                                                                     ___________
________________________________________________________________________________

Exchange Traded Funds - 3.40%
________________________________________________________________________________

Ishares Russell 2000 Index Fund                       22,900           1,790,322
                                                                     ___________
Total Exchange Traded Funds
     (cost $1,797,890)                                                 1,790,322
                                                                     ___________

                                                  Principal
                                                    Amount
______________________________________________________________________________

Repurchase Agreements - 2.37%
______________________________________________________________________________

     With BNP Paribas 5.26%
          12/1/06 (dated
          11/30/06, to be
          repurchased at
          $550,480, collateralized
          by $565,700 U.S.
          Treasury Notes 2.75%
          due 8/15/07, market
          value $561,822)                           $550,400             550,400
     With Cantor Fitzgerald
          5.26% 12/1/06 (dated
          11/30/06, to be
          repurchased at
          $335,749, collateralized
          by $272,200 U.S.
          Treasury Bills due
          12/28/06, market value
          $271,197 and $69,900
          U.S. Treasury Notes
          6.25% due 2/15/07,
          market value $71,294)                      335,700             335,700
     With UBS Warburg 5.26%
          12/1/06 (dated
          11/30/06, to be
          repurchased at
          $362,953, collateralized
          by $379,300 U.S.
          Treasury Bills due
          5/24/07, market value
          $370,397)                                  362,900             362,900
                                                                     ___________

     Total Repurchase Agreements
          (cost $1,249,000)                                            1,249,000
                                                                     ___________

Total Market Value of Securities - 98.08%
     (cost $48,042,684)                                              $51,682,090
Receivables and Other Assets
     Net of Liabilities - 1.92%                                        1,012,368
                                                                     ___________

Net Assets Applicable to 4,050,606
     Shares Outstanding - 100.00%                                    $52,694,458
                                                                     ___________

Net Asset Value - Delaware Small Cap Core Fund
     Class A ($25,219,527 / 1,934,915 Shares)                             $13.03
                                                                          ______

Net Asset Value - Delaware Small Cap Core Fund
     Class C ($11,777,469 / 912,284 Shares)                               $12.91
                                                                          ______

Net Asset Value - Delaware Small Cap Core
     Fund Class R ($214,986 / 16,534 Shares)                              $13.00
                                                                          ______

Net Asset Value - Delaware Small Cap Core Fund
     Institutional Class ($15,482,476 / 1,186,873 Shares)                 $13.04
                                                                          ______

Components of Net Assets at November 30, 2006:

Shares of beneficial interest
     (unlimited authorization - no par)                              $47,301,899

Accumulated net realized gain on investments                           1,753,153

Net unrealized appreciation of investments                             3,639,406
                                                                     ___________

Total net assets                                                     $52,694,458
                                                                     ___________

+  Non-income producing security for the year ended November 30, 2006.


Net Asset Value and Offering Price Per Share -
     Delaware Small Cap Core Fund

Net asset value Class A (A)                                               $13.03

Sales charge (5.75% of offering price) (B)                                  0.79
                                                                          ______

Offering price                                                            $13.82
                                                                          ______

(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchase of $50,000 or more.


See accompanying notes

Statement of operations


Delaware Small Cap Core Fund

Year Ended November 30, 2006

Investment Income:

     Dividends                                                                                             $279,890
     Interest                                                                                                44,580     $  324,470
                                                                                                           ________     __________
Expenses:

     Management fees                                                                                        214,463
     Distribution expenses - Class A                                                                         38,212
     Distribution expenses - Class C                                                                         50,119
     Distribution expenses - Class R                                                                            437
     Registration fees                                                                                       58,322
     Dividend disbursing and transfer agent fees and expenses                                                48,352
     Reports and statements to shareholders                                                                  26,349
     Dues and services                                                                                       11,880
     Audit and tax                                                                                           11,757
     Accounting and administration expenses                                                                  11,438
     Custodian fees                                                                                           8,281
     Legal fees                                                                                               7,068
     Trustees' fees and benefits                                                                              6,565
     Pricing fees                                                                                             2,808
     Insurance fees                                                                                           1,955
     Consulting fees                                                                                            796
     Trustees' expenses                                                                                         130        498,932
                                                                                                           ________
     Less expenses absorbed or waived                                                                                     (121,036)
     Less waived distribution expenses - Class A                                                                            (6,256)
     Less waived distribution expenses - Class R                                                                               (72)
     Less expense paid indirectly                                                                                             (428)
                                                                                                                        __________

     Total operating expenses                                                                                              371,140
                                                                                                                        __________

Net Investment Loss                                                                                                        (46,670)
                                                                                                                        __________

Net Realized and Unrealized Gain on Investments:

     Net realized gain on investments                                                                                    1,809,516
     Net change in unrealized appreciation/depreciation of investments                                                   2,920,035
                                                                                                                        __________

Net Realized and Unrealized Gain on Investments                                                                          4,729,551
                                                                                                                        __________

Net Increase in Net Assets Resulting from Operations                                                                    $4,682,881
                                                                                                                        __________
See accompanying notes


Statements of changes in net assets


Delaware Small Cap Core Fund

                                                                                                                Year Ended
                                                                                                         11/30/06       11/30/05
Increase (Decrease) in Net Assets from Operations:

     Net investment income (loss)                                                                       $   (46,670)   $    14,447
     Net realized gain on investments                                                                     1,809,516        244,228
     Net change in unrealized appreciation/depreciation of investments                                    2,920,035        282,499
                                                                                                        ___________    ___________

     Net increase in net assets resulting from operations                                                 4,682,881        541,174
                                                                                                        ___________    ___________

Dividends and Distributions to Shareholders from:

     Net investment income:
          Class A                                                                                                 -            (34)
          Institutional Class                                                                               (17,577)        (8,157)

     Net realized gain on investments:
          Class A                                                                                           (87,278)        (5,845)
          Class C                                                                                           (26,712)             -
          Institutional Class                                                                              (134,760)    (1,387,384)
                                                                                                        ___________    ___________

                                                                                                           (266,327)    (1,401,420)
                                                                                                        ___________    ___________
Capital Share Transactions:

     Proceeds from shares sold:
          Class A                                                                                        21,560,413      3,781,560
          Class C                                                                                        10,578,306        844,303
          Class R                                                                                           258,219             12
          Institutional Class                                                                             7,820,895      1,440,217

     Net asset value of shares issued upon reinvestment of dividends and distributions:
          Class A                                                                                            70,540          5,879
          Class C                                                                                            24,266              -
          Institutional Class                                                                               152,337      1,395,541
                                                                                                        ___________    ___________

                                                                                                         40,464,976      7,467,512
                                                                                                        ___________    ___________
     Cost of shares repurchased:
          Class A                                                                                        (2,172,311)        (9,325)
          Class C                                                                                          (472,381)             -
          Class R                                                                                           (51,844)             -
          Institutional Class                                                                              (864,699)        (9,039)
                                                                                                        ___________    ___________

                                                                                                         (3,561,235)       (18,364)
                                                                                                        ___________    ___________

Increase in net assets derived from capital share transactions                                           36,903,741      7,449,148
                                                                                                        ___________    ___________

Net Increase in Net Assets                                                                               41,320,295      6,588,902

Net Assets:

     Beginning of year                                                                                   11,374,163      4,785,261
                                                                                                        ___________    ___________
     End of year (including undistributed net investment income
          of $- and $17,534, respectively)                                                              $52,694,458    $11,374,163
                                                                                                        ___________    ___________


See accompanying notes

Financial highlights


Delaware Small Cap Core Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                     11/30/06      11/30/05     11/30/04     11/30/03    11/30/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $11.380       $14.600      $13.080      $10.290     $11.130

Income (loss) from investment operations:

Net investment income (loss) (1)                                       (0.015)        0.022        0.026        0.036       0.079
Net realized and unrealized gain on investments                         1.895         1.035        2.481        3.350       0.069
                                                                      _______       _______      _______      _______     _______

Total from investment operations                                        1.880         1.057        2.507        3.386       0.148
                                                                      _______       _______      _______      _______     _______
Less dividends and distributions from:

Net investment income                                                       -        (0.025)      (0.044)      (0.075)     (0.108)
Net realized gain on investments                                       (0.230)       (4.252)      (0.943)      (0.521)     (0.880)
                                                                      _______       _______      _______      _______     _______

Total dividends and distributions                                      (0.230)       (4.277)      (0.987)      (0.596)     (0.988)
                                                                      _______       _______      _______      _______     _______

Net asset value, end of period                                        $13.030       $11.380      $14.600      $13.080     $10.290
                                                                      _______       _______      _______      _______     _______

Total return (2)                                                       16.83%         9.04%       20.62%       35.19%       1.08%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                               $25,220        $3,863          $20          $13          $-
Ratio of expenses to average net assets                                 1.26%         1.02%        0.75%        0.75%       0.75%
Ratio of expenses to average net assets
     prior to expense limitation and expense paid indirectly            1.73%         2.53%        1.30%        1.34%       1.34%
Ratio of net investment income (loss) to average net assets            (0.13%)        0.20%        0.20%        0.33%       0.74%
Ratio of net investment income (loss) to average net assets
     prior to expense limitation and expense paid indirectly           (0.60%)       (1.31%)      (0.35%)      (0.26%)      0.15%
Portfolio turnover                                                       121%          104%         136%          44%         76%
___________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor. Performance would have been lower had the expense limitations not been in effect.


See accompanying notes


                                                              (continues)     13

Financial highlights


Delaware Small Cap Core Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                      Year                    8/1/05 (1)
                                                                                     Ended                        to
                                                                                    11/30/06                   11/30/05
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                                $11.360                   $11.590

Income (loss) from investment operations:

Net investment loss (2)                                                              (0.106)                   (0.021)
Net realized and unrealized gain (loss) on investments                                1.886                    (0.209)
                                                                                    _______                   _______

Total from investment operations                                                      1.780                    (0.230)
                                                                                    _______                   _______

Less dividends and distributions from:

Net realized gain on investments                                                     (0.230)                        -
                                                                                    _______                   _______

Total dividends and distributions                                                    (0.230)                        -
                                                                                    _______                   _______

Net asset value, end of period                                                      $12.910                   $11.360
                                                                                    _______                   _______

Total return (3)                                                                     15.97%                    (1.98%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                                             $11,777                      $866
Ratio of expenses to average net assets                                               2.01%                     2.00%
Ratio of expenses to average net assets
     prior to expense limitation and expense paid indirectly                          2.43%                     5.14%
Ratio of net investment loss to average net assets                                   (0.88%)                   (0.56%)
Ratio of net investment loss to average net assets
     prior to expense limitation and expense paid indirectly                         (1.30%)                   (3.71%)
Portfolio turnover                                                                     121%                      104% (4)
___________________________________________________________________________________________________________________________________

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) The portfolio turnover is representative for the entire Fund for the year ended November 30, 2005.



See accompanying notes

Delaware Small Cap Core Fund Class R


Selected data for each share of the Fund outstanding throughout the period was as follows:

                                                                                                      Year
                                                                                                     Ended
                                                                                                  11/30/06 (1)
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                                                $11.360

Income (loss) from investment operations:

Net investment loss (2)                                                                              (0.047)
Net realized and unrealized gain on investments                                                       1.917
                                                                                                    _______

Total from investment operations                                                                      1.870
                                                                                                    _______

Less dividends and distributions from:

Net realized gain on investments                                                                     (0.230)
                                                                                                    _______

Total dividends and distributions                                                                    (0.230)
                                                                                                    _______

Net asset value, end of period                                                                      $13.000
                                                                                                    _______

Total return (3)                                                                                     16.78%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                                                                $215
Ratio of expenses to average net assets                                                               1.51%
Ratio of expenses to average net assets
     prior to expense limitation and expense paid indirectly                                          2.03%
Ratio of net investment loss to average net assets                                                   (0.38%)
Ratio of net investment loss to average net assets
     prior to expense limitation and expense paid indirectly                                         (0.90%)
Portfolio turnover                                                                                     121%
___________________________________________________________________________________________________________________________________

(1) As of November 30, 2005, the Delaware Small Cap Core Fund Class R had one share outstanding, representing the initial seed purchase. Shareholder data for this class prior to December 1, 2005 is not disclosed because management does not believe it to be meaningful.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager and distributor. Performance would have been lower had the expense limitations not been in effect.

See accompanying notes


                                                              (continues)     15

Financial highlights


Delaware Small Cap Core Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                     11/30/06      11/30/05     11/30/04     11/30/03    11/30/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $11.390       $14.600      $13.080      $10.290     $11.130

Income from investment operations:

Net investment income (1)                                               0.015         0.031        0.026        0.036       0.079
Net realized and unrealized gain on investments                         1.895         1.036        2.481        3.350       0.069
                                                                      _______       _______      _______      _______     _______

Total from investment operations                                        1.910         1.067        2.507        3.386       0.148
                                                                      _______       _______      _______      _______     _______

Less dividends and distributions from:

Net investment income                                                  (0.030)       (0.025)      (0.044)      (0.075)     (0.108)
Net realized gain on investments                                       (0.230)       (4.252)      (0.943)      (0.521)     (0.880)
                                                                      _______       _______      _______      _______     _______

Total dividends and distributions                                      (0.260)       (4.277)      (0.987)      (0.596)     (0.988)
                                                                      _______       _______      _______      _______     _______


Net asset value, end of period                                        $13.040       $11.390      $14.600      $13.080     $10.290
                                                                      _______       _______      _______      _______     _______

Total return (2)                                                       17.13%         9.14%       20.62%       35.19%       1.08%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                               $15,482        $6,645       $4,765       $3,948      $2,921
Ratio of expenses to average net assets                                 1.01%         0.94%        0.75%        0.75%       0.75%
Ratio of expenses to average net assets
     prior to expense limitation and expense paid indirectly            1.43%         2.23%        1.00%        1.04%       1.04%
Ratio of net investment income to average net assets                    0.12%         0.28%        0.20%        0.33%       0.74%
Ratio of net investment income (loss) to average net assets
     prior to expense limitation and expense paid indirectly           (0.30%)       (1.01%)      (0.05%)       0.04%       0.45%
Portfolio turnover                                                       121%          104%         136%          44%         76%
___________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager.
    Performance would have been lower had the expense limitation not been in effect. See accompanying notes

Notes to financial statements


Delaware Small Cap Core Fund

November 30, 2006


Delaware Group Equity Funds V (the "Trust") is organized as a Delaware statutory trust and offers three series: Delaware Dividend Income Fund, Delaware Small Cap Core Fund and Delaware Small Cap Value Fund. These financial statements and the related notes pertain to Delaware Small Cap Core Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a certain eligible investors.

The investment objective of the Fund is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Equity securities, except those traded on the Nasdaq
Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, Fair Value Measurements, (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes - The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Although the Fund's tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund's financial statements.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments(R) Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments(R) Family of Funds are generally allocated amongst the funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investment, if any, annually.


                                                              (continues)     17

Notes to financial statements


Delaware Small Cap Core Fund


1. Significant Accounting Policies (continued)

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $1,152 for the year ended November 30, 2006. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under the above arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as "expense paid indirectly."

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed 1.00% of average daily net assets of the Fund through March 31, 2007.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Fund pays DSC a monthly fee computed at the annual rate of 0.04% of the Fund's average daily net assets for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares and 0.60% of the average daily net assets of the Class R shares. DDLP has contracted to waive distribution and service fees through March 31, 2007 in order to prevent distribution and services fees of Class A shares from exceeding 0.25% of average daily net assets. DDLP has contracted to limit distribution and service fees through March 31, 2007 for Class R shares to no more than 0.50% of average daily net assets. Institutional Class shares pay no distribution and services expenses.

At November 30, 2006, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC                     $ 14,210
Dividend disbursing, transfer agent, accounting
     and administration fees and other expenses
     payable to DSC                                             9,982
Distribution fees payable to DDLP                              14,025
Other expenses payable to DMC and affiliates*                   3,417

* DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees' fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates' employees. For the year ended November 30, 2006, the Fund was charged $1,470 for internal legal and tax services provided by DMC and/or its affiliates' employees.

For the year ended November 30, 2006, DDLP earned $42,201 for commissions on sales of the Fund's Class A shares. For the year ended November 30, 2006, DDLP received gross contingent deferred sales charge commissions of $4 and $1,768 on redemption of the Fund's Class A and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares.

Trustees' Fees and Benefits include expenses accrued by the Fund for each Trustee's retainer, per meeting fees and retirement benefits. Independent Trustees with over five years of uninterrupted service are eligible to participate in a retirement plan that provides for the payments of benefits upon retirement. The amount of the retirement benefit is determined based on factors set forth in the plan, including the number of years of service. On November 16, 2006, the Board of Trustees of the Fund unanimously voted to terminate the retirement plan. Payments equal to the net present value of the earned benefits will be made in 2007 to those independent Trustees so entitled. The retirement benefit payout for the Fund is $5,151. Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

3. Investments

For the year ended November 30, 2006, the Fund made purchases of $68,887,760 and sales of $34,159,376 of investment securities other than short-term investments.

At November 30, 2006, the cost of investments for federal income tax purposes was $48,060,729. At November 30, 2006, net unrealized appreciation was $3,621,361 of which $4,546,196 related to unrealized appreciation of investments and $924,835 related to unrealized depreciation of investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended November 30, 2006 and 2005 were as follows:

                                                    Year Ended
                                              11/30/06      11/30/05
Ordinary income                               $204,444     $  246,155
Long-term capital gain                          61,883      1,155,265
                                              ________     __________

Total                                         $266,327     $1,401,420
                                              ________     __________

5. Components of Net Assets on a Tax Basis

As of November 30, 2006, the components of net assets on a tax basis were as follows:

Shares of beneficial interest                             $47,301,899
Undistributed ordinary income                               1,021,374
Undistributed long-term capital gain                          749,824
Unrealized appreciation of investments                      3,621,361
                                                          ___________

Net assets                                                $52,694,458
                                                          ___________

The difference between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses and dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended November 30, 2006, the Fund recorded the following reclassifications.

Accumulated net investment loss                              $ 46,713
Accumulated net realized gain (loss)                          (46,713)

6. Capital Shares

Transactions in capital shares were as follows:

                                                     Year Ended
                                                11/30/06      11/30/05
Shares sold:
     Class A                                   1,767,689      338,367
     Class C                                     872,680       76,257
     Class R                                      20,770            1
     Institutional Class                         658,523      127,717

Shares issued upon reinvestment of
     dividends and distributions:
     Class A                                       6,253          548
     Class C                                       2,157           -
     Institutional Class                          13,517      130,181
                                               _________      _______

                                               3,341,589      673,071
                                               _________      _______

Shares repurchased:
     Class A                                    (178,469)        (848)
     Class C                                     (38,810)           -
     Class R                                      (4,237)           -
     Institutional Class                         (68,557)        (797)
                                               _________      _______

                                                (290,073)      (1,645)
                                               _________      _______

Net increase                                   3,051,516      671,426
                                               _________      _______

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments(R)
Family of Funds (the "Participants"), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of November 30, 2006, or at any time during the year then ended.


                                                              (continues)     19

Notes to financial statements


Delaware Small Cap Core Fund


8. Credit and Market Risk

The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

The Fund invests in real estate investment trusts (REITs) and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct holdings during the year ended November 30, 2006. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. At November 30, 2006, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund's Liquidity Procedures.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

10. Tax Information (Unaudited)

The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2006, the Fund designates dividends and distributions paid during the year as follows:

     (A)                  (B)
  Long-Term            Ordinary
Capital Gain            Income             Total             (C)
Distributions       Distributions *    Distributions      Qualifying
 (Tax Basis)          (Tax Basis)       (Tax Basis)      Dividends (1)
_____________       _______________    _____________     _____________

     23%                  77%               100%              98%

(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on a percentage of ordinary income distributions.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

  * For the fiscal year ended November 30, 2006 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $204,444 to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.

Report of independent
registered public accounting firm


To the Shareholders and Board of Trustees
Delaware Group Equity Funds V - Delaware Small Cap Core Fund

We have audited the accompanying statement of net assets of Delaware Small Cap Core Fund (one of the series constituting Delaware Group Equity Funds V) (the "Fund") as of November 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Small Cap Core Fund of Delaware Group Equity Funds V at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.



                                                           /s/ Ernst & Young LLP



Philadelphia, Pennsylvania
January 16, 2007

Board of trustees/directors
and officers addendum


Delaware Investments(R) Family of Funds


A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

                                                                                                   Number of
                                                                                               Portfolios in Fund       Other
     Name,                                                                                      Complex Overseen    Directorships
    Address,             Position(s)           Length of             Principal Occupation(s)       by Trustee          Held by
 and Birth Date       Held with Fund(s)       Time Served              During Past 5 Years         or Officer     Trustee or Officer
____________________________________________________________________________________________________________________________________

Interested Trustees
____________________________________________________________________________________________________________________________________

 Patrick P. Coyne (1)     Chairman,      Chairman and Trustee      Patrick P. Coyne has served in      83                None
2005 Market Street        President,     since August 16, 2006      various executive capacities
 Philadelphia, PA      Chief Executive                                  at different times at
      19103             Officer, and          President and           Delaware Investments. (2)
                           Trustee       Chief Executive Officer
  April 14, 1963                          since August 1, 2006
____________________________________________________________________________________________________________________________________

Independent Trustees
____________________________________________________________________________________________________________________________________

 Thomas L. Bennett         Trustee               Since                Private Investor -               83                None
2005 Market Street                             March 2005            (March 2004-Present)
 Philadelphia, PA
      19103                                                          Investment Manager -
                                                                     Morgan Stanley & Co.
 October 4, 1947                                                  (January 1984-March 2004)
____________________________________________________________________________________________________________________________________

   John A. Fry             Trustee               Since                    President -                  83              Director -
2005 Market Street                            January 2001        Franklin & Marshall College                      Community Health
 Philadelphia, PA                                                    (June 2002-Present)                                Systems
      19103
                                                                   Executive Vice President -                          Director -
   May 28, 1960                                                   University of Pennsylvania                         Allied Barton
                                                                    (April 1995-June 2002)                         Security Holdings
____________________________________________________________________________________________________________________________________

 Anthony D. Knerr          Trustee               Since           Founder and Managing Director -       83                None
2005 Market Street                             April 1990          Anthony Knerr & Associates
 Philadelphia, PA                                                    (Strategic Consulting)
      19103                                                              (1990-Present)

 December 7, 1938
____________________________________________________________________________________________________________________________________

Lucinda S. Landreth        Trustee               Since            Chief Investment Officer -           83                None
2005 Market Street                            March 2005                Assurant, Inc.
 Philadelphia, PA                                                        (Insurance)
      19103                                                              (2002-2004)

   June 24, 1947
____________________________________________________________________________________________________________________________________

   Ann R. Leven            Trustee               Since                    Consultant -                 83            Director and
2005 Market Street                           September 1989             ARL Associates,                            Audit Committee
 Philadelphia, PA                                                    (Financial Planning)                         Chairperson - Andy
      19103                                                             (1983-Present)                            Warhol Foundation

 November 1, 1940                                                                                                 Director and Audit
                                                                                                                  Committee Member -
                                                                                                                     Systemax, Inc.
____________________________________________________________________________________________________________________________________

                                                                                                   Number of
                                                                                               Portfolios in Fund       Other
     Name,                                                                                      Complex Overseen    Directorships
    Address,             Position(s)           Length of             Principal Occupation(s)       by Trustee          Held by
 and Birth Date       Held with Fund(s)       Time Served              During Past 5 Years         or Officer     Trustee or Officer
____________________________________________________________________________________________________________________________________

Independent Trustees (continued)
____________________________________________________________________________________________________________________________________

 Thomas F. Madison         Trustee               Since                 President and Chief             83             Director -
2005 Market Street                              May 1997               Executive Officer -                          Banner Health
 Philadelphia, PA                                                      MLM Partners, Inc.
      19103                                                        (Small Business Investing                          Director -
                                                                         and Consulting)                          CenterPoint Energy
February 25, 1936                                                    (January 1993-Present)
                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                 Digital River, Inc.

                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                        Rimage
                                                                                                                     Corporation

                                                                                                                  Director - Valmont
                                                                                                                   Industries, Inc.
____________________________________________________________________________________________________________________________________

 Janet L. Yeomans          Trustee               Since                    Vice President               83                None
2005 Market Street                             April 1999             (January 2003-Present)
 Philadelphia, PA                                                         and Treasurer
      19103                                                           (January 2006-Present)
                                                                          3M Corporation
  July 31, 1948

                                                                       Ms. Yeomans has held
                                                                   various management positions
                                                                   at 3M Corporation since 1983.
____________________________________________________________________________________________________________________________________

 J. Richard Zecher         Trustee               Since                        Founder -                83         Director and Audit
2005 Market Street                             March 2005               Investor Analytics                        Committee Member -
 Philadelphia, PA                                                        (Risk Management)                        Investor Analytics
      19103                                                             (May 1999-Present)
                                                                                                                  Director and Audit
  July 3, 1940                                                                Founder -                           Committee Member -
                                                                      Sutton Asset Management                        Oxigene, Inc.
                                                                           (Hedge Fund)
                                                                      (September 1998-Present)
____________________________________________________________________________________________________________________________________

Officers
____________________________________________________________________________________________________________________________________

  David F. Connor       Vice President,    Vice President since    David F. Connor has served as       83                None (3)
2005 Market Street      Deputy General      September 21, 2000       Vice President and Deputy
 Philadelphia, PA   Counsel, and Secretary     and Secretary             General Counsel of
      19103                                       since                 Delaware Investments
                                              October 2005                   since 2000.
 December 2, 1963
____________________________________________________________________________________________________________________________________

 David P. O'Connor       Senior Vice     Senior Vice President,  David P. O'Connor has served in      83                None (3)
2005 Market Street        President,       General Counsel, and     various executive and legal
 Philadelphia, PA      General Counsel,    Chief Legal Officer     capacities at different times
      19103                and Chief              since               at Delaware Investments.
                         Legal Officer        October 2005
February 21, 1966
____________________________________________________________________________________________________________________________________

 John J. O'Connor    Senior Vice President      Treasurer          John J. O'Connor has served in      83                None (3)
2005 Market Street       and Treasurer            since             various executive capacities
 Philadelphia, PA                             February 2005             at different times at
      19103                                                            Delaware Investments.

  June 16, 1957
____________________________________________________________________________________________________________________________________

  Richard Salus             Senior           Chief Financial        Richard Salus has served in        83                None (3)
2005 Market Street      Vice President       Officer since          various executive capacities
 Philadelphia, PA            and            November 1, 2006           at different times at
      19103             Chief Financial                                Delaware Investments.
                           Officer
October 4, 1963
____________________________________________________________________________________________________________________________________

(1) Patrick P. Coyne is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') investment advisor.

(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s')
    investment advisor, principal underwriter, and its transfer agent.

(3) David F. Connor, David P. O'Connor, John J. O'Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.
    John J. O'Connor also serves in a similar capacity for Lincoln Variable Insurance Products Trust, which has the same investment advisor as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization


This annual report is for the information of Delaware Small Cap Core Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Small Cap Core Fund and the Delaware Investments(R) Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


Board of trustees


Patrick P. Coyne

Chairman, President, and
Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Thomas L. Bennett

Private Investor
Rosemont, PA

John A. Fry

President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr

Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth

Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Ann R. Leven

Consultant
ARL Associates
New York, NY

Thomas F. Madison

President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans

Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher

Founder
Investor Analytics
Scottsdale, AZ


Affiliated officers


David F. Connor

Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

David P. O'Connor

Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

John J. O'Connor

Senior Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

Richard Salus

Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA


Contact information


Investment manager

Delaware Management Company, a series
of Delaware Management Business Trust
Philadelphia, PA

National distributor

Delaware Distributors, L.P.
Philadelphia, PA

Shareholder servicing, dividend
disbursing, and transfer agent

Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For shareholders

800 523-1918

For securities dealers and financial
institutions representatives only

800 362-7500

Web site

www.delawareinvestments.com


Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund's Web site at http://www.delawareinvestments.com; and (iii) on the Commission's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800
SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's Web site at http://www.delawareinvestments.com; and (ii) on the Commission's Web site at http://www.sec.gov.

Get shareholder reports and prospectuses online instead of in the mail.

> Visit www.delawareinvestments.com/edelivery

Simplify your life.


Manage your investments online!

Get Account Access, the Delaware Investments(R) secure Web site that allows you to conduct your business online. Gain 24-hour access to your account and one of the highest levels of Web security available. You also get:

o Hassle-free investing - Make online purchases and redemptions at any time.

o Simplified tax processing - Automatically retrieve your Delaware
  Investments accounts' 1099 information and import it directly into your 1040 tax return. Available only with Turbo Tax(R) Online(SM) and Desktop software - www.turbotax.com.

o Less mail clutter - Get instant access to your fund materials online with Delaware eDelivery.

Register for Account Access today! Please visit us at www.delawareinvestments.com, select Individual Investors, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 Monday through Friday from 8:00 a.m. to 7:00 p.m., Eastern Time, for assistance with any questions.




[DELAWARE INVESTMENTS LOGO]










(1212)                                                        Printed in the USA
AR-480 [11/06] CGI 1/07                                     MF-06-12-016 PO11494

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on Delaware Investments' internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant's Board of Trustees/Directors has determined that each member of the registrant's Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant's Board of Trustees/Directors has also determined that each member of the registrant's Audit Committee is independent. In order to be "independent" for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant's Audit Committee are set forth below:

     Thomas L. Bennett (1)
     Thomas F. Madison
     Janet L. Yeomans (1)
     J. Richard Zecher

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.
         __________

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $70,200 for the fiscal year ended November 30, 2006.


____________________

(1) The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on "other relevant experience." The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $66,000 for the fiscal year ended November 30, 2005.

     (b) Audit-related fees.
         __________________

     The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2006.

     The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $33,700 for the registrant's fiscal year ended November 30, 2006. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; and issuance of agreed upon procedures report to the registrant's Board in connection with the pass-through of internal legal cost relating to the operations of the registrant.

     The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2005.

     The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $159,700 for the registrant's fiscal year ended November 30, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; issuance of agreed upon procedures reports to the registrant's Board in connection with the annual transfer agent and fund accounting service agent contract renewals and the pass-through of internal legal cost relating to the operations of the registrant; and preparation of Report on Controls Placed in Operation and Tests of Operating Effectiveness Relating to the Retirement Plan Services Division ("SAS 70 report").

     (c) Tax fees.
         ________

     The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $13,700 for the fiscal year ended November 30, 2006. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended November 30, 2006.

     The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $10,900 for the fiscal year ended November 30, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended November 30, 2005.

     (d) All other fees.
         ______________

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended November 30, 2006.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended November 30, 2006.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended November 30, 2005.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended November 30, 2005.

     (e) The registrant's Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the "Pre-Approval Policy") with respect to services provided by the registrant's independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

______________________________________________________________________________________________________________________

Service                                                                                      Range of Fees
______________________________________________________________________________________________________________________

Audit Services
______________________________________________________________________________________________________________________

Statutory audits or financial audits for new Funds                                 up to $25,000 per Fund
______________________________________________________________________________________________________________________

Services associated with SEC registration statements (e.g., Form N-1A, Form
N-14, etc.), periodic reports and other documents filed with the SEC or other
documents issued in connection with securities offerings (e.g., comfort letters    up to $10,000 per Fund
for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters
______________________________________________________________________________________________________________________

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or
proposed rules, standards or interpretations by the SEC, FASB, or other            up to $25,000 in the aggregate
regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered "audit-related services" rather than "audit services")
______________________________________________________________________________________________________________________

Audit-Related Services
______________________________________________________________________________________________________________________

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or
proposed rules, standards or interpretations by the SEC, FASB, or other            up to $25,000 in the aggregate
regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered "audit services" rather than "audit-related services")
______________________________________________________________________________________________________________________

Tax Services
______________________________________________________________________________________________________________________

U.S. federal, state and local and international tax planning and advice (e.g.,
consulting on statutory, regulatory or administrative developments, evaluation     up to $25,000 in the aggregate
of Funds' tax compliance function, etc.)
______________________________________________________________________________________________________________________

U.S. federal, state and local tax compliance (e.g., excise distribution            up to $5,000 per Fund
reviews, etc.)
______________________________________________________________________________________________________________________

Review of federal, state, local and international income, franchise and other      up to $5,000 per Fund
tax returns
______________________________________________________________________________________________________________________

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant's investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the "Control Affiliates") up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

______________________________________________________________________________________________________________________

Service                                                                                      Range of Fees
______________________________________________________________________________________________________________________

Non-Audit Services
______________________________________________________________________________________________________________________

Services associated with periodic reports and other documents filed with the SEC   up to $10,000 in the aggregate
and assistance in responding to SEC comment letters
______________________________________________________________________________________________________________________

     The Pre-Approval Policy requires the registrant's independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant's independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $272,920 and $341,960 for the registrant's fiscal years ended November 30, 2006 and November 30, 2005, respectively.

     (h) In connection with its selection of the independent auditors, the registrant's Audit Committee has considered the independent auditors' provision of non-audit services to the registrant's investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors' provision of these services is compatible with maintaining the auditors' independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Schedule of Investments

     Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     (a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     (b) Management has made changes that have materially affected, or are reasonably likely to materially affect, registrant's internal controls over financial reporting. To seek to increase the controls' effectiveness, these changes provide for enhanced review of contracts relating to complex trnsactions and the applicability of generally accepted accounting principles to such transactions, including enhanced consultation with registrant's independent public accountants in connection with such reviews.

     Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Item 12. Exhibits

(a) (1) Code of Ethics

        Not applicable.

     (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

     (3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

        Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.


Name of Registrant: Delaware Group Equity Funds V


PATRICK P. COYNE
_____________________________

By:    Patrick P. Coyne
Title: Chief Executive Officer
Date:  February 6, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


PATRICK P. COYNE
_____________________________

By:    Patrick P. Coyne
Title: Chief Executive Officer
Date:  February 6, 2007


RICHARD SALUS
_____________________________

By:    Richard Salus
Title: Chief Financial Officer
Date:  February 6, 2007